EXHIBIT 4.01

ASSET PURCHASE AND SALE AGREEMENT

by and between

Northsight Capital, Inc. (“NCAP”); A wholly owned subsidiary of NCAP (“Purchaser”)

And

Kae Park (“Seller”)

Dated as of May 2, 2014

ASSET PURCHASE AND SALE AGREEMENT

THIS ASSET PURCHASE AND SALE AGREEMENT (this “Agreement”), dated as of May 2, 2014 (“Effective Date”), is by and between Northsight Capital, Inc., a Nevada Corporation (“NCAP”), a Nevada Corporation to be designated by NCAP that is a wholly-owned subsidiary of NCAP (the “Purchaser”), each having its principal place of business at 7740 East Evans Rd., Scottsdale, AZ 85260, and Kae Park, an individual with an address of PO Box 14110, Scottsdale, AZ 85267 (the “Seller”).

RECITALS

A.

The Seller is the owner of the approximately 7,500 internet domain names related to the cannabis industry listed on Exhibit A hereto (the “Domains”), as well as a business plan with respect to a planned  business involving an internet based directory of cannabis related businesses and providers, including health care professionals (the “Business”);

B.

The Purchaser desires to purchase from the Seller, and the Seller desires to sell and transfer to the Purchaser, the business plan related to the Business, together with her right, title and interest in and to (i) the Domains and (ii) any goodwill associated with the Domains (the “Purchased Assets”).

NOW, THEREFORE, in consideration of the mutual promises and representations and subject to the terms and conditions herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

DEFINITIONS

 “Agreement” has the meaning set forth in the preamble.

 “Bill of Sale” has the meaning set forth in Section 3.3.

“Business” has the meaning set forth in the recitals.

“Closing Date” means June 1, 2014 unless the parties agree otherwise.

“Governmental Authority” means any government or political subdivision or regulatory body, whether federal, state, local or foreign, or any agency or instrumentality of any such government or political subdivision or regulatory authority, or any federal, state, local or foreign court or arbitrator.

“Indemnified Person” means any person entitled to be indemnified under Section 7.

“Indemnifying Person” means any person obligated to indemnify another person under Section 7.

“Intellectual Property” or “IP” means any know-how, trade secrets, and confidential and proprietary information related to the Business.

“Law” means any law, statute, code, ordinance, regulation or other requirement of any Governmental Authority.

“Lien” means any mortgage, lien, pledge, encumbrance, security interest, claim, charge, and/or defect in title or other restriction.

“Order” means any order, judgment, injunction, award, decree, ruling, charge or writ of any Governmental Authority.

“Permit” means any permit, license, approval, consent, or authorization issued by a Governmental Authority.

“Person” means any individual, sole proprietorship, partnership, corporation, limited liability company, unincorporated society or association, trust, or other entity.

“Proceeding” means any complaint, action, lawsuit, hearing, investigation, charge, audit, claim or demand.

“Purchased Assets” has the meaning set forth in Section 2.

“Purchase Price” has the meaning set forth in Section 3.

“Purchaser” has the meaning set forth in the preamble.

“Seller” has the meaning set forth in the preamble.

“Third Party Action” means any written assertion of a claim, or the commencement of any action, suit, or proceeding, by a third party as to which any person believes it may be an Indemnified Person hereunder.

2.

PURCHASE OF ASSETS.

2.1

On the Closing Date, the Purchaser shall purchase from the Seller, and the Seller shall sell and transfer to the Purchaser, all of the Seller’s right, title and interest in the following assets:

(a)

the Domains

(b)

the business plan related to the Business

(c)

goodwill associated with the Domains

(d)

any intellectual property related to the Business (the “Purchased Assets”).

(hereinafter referred to as the “Assets” or “Purchased Assets”).

3.

PURCHASE PRICE

3.1

Purchase Price.  In consideration of the transfer of the Business and the Purchased Assets, NCAP shall:

(a)

Issue to the Seller on the Closing Date 78.5 million shares of NCAP’s restricted common stock;

(b)

Issue to the Seller on the Closing Date a promissory note in the principal of $500,000 (the note shall bear interest at the rate of 3.25% per annum and be payable as follows: upon the NCAP’s receipt of an aggregate of $1,000,000 in funding (whether debt or equity), $100,000 shall be paid, and NCAP shall pay the remaining balance of $400,000 in thirty-six equal monthly installments, commencing on the fifteenth day following the first month NCAP realizes at least $150,000 in gross revenue; and

(c)

Pay a monthly royalty to the Seller equal to the product of (i) six percent (6%) and (ii) the excess of the Seller’s gross monthly revenue over $150,000 (“Royalty Payment”). The Royalty Payment shall be payable for a period of thirty six months from and after the first month in which NCAP has gross revenues in excess of $150,000. The Royalty Payment shall be payable monthly in arrears, on or before the fifteenth day of the next succeeding month. For the avoidance of doubt, if NCAP has gross revenues of $250,000 in month 1, $300,000 in month 2, and $400,000 in month 3, the Royalty Payment for each month shall be as follows: $6,000 for month 1, $9,000 for month 2 and $15,000 for month 3.

3.2

Title.  Upon receipt of full payment of the Purchase Price, all Seller’s right, title and interest in and to the Purchased Assets, shall, without further action on the part of the Seller, be vested in the Purchaser free and clear of any and all Liens.

3.3

Delivery by the Seller.  The Seller shall on the Closing Date deliver to the Purchaser a bill of sale in the form attached hereto as Exhibit B and other instruments of transfer necessary to convey all property included within the Purchased Assets (the “Bill of Sale”) to Purchaser.

4.

REPRESENTATIONS AND WARRANTIES OF THE SELLER

The Seller hereby represents and warrants to the Purchaser and NCAP as follows:

4.1

Execution, Delivery and Performance of Agreement.  The Seller has the power and authority to execute, deliver and perform fully her obligations under this Agreement.

4.2

Title to Assets.  Seller has pursuant to this Agreement transferred to Purchaser good and marketable title to the Purchased Assets, free and clear of any and all Liens.

4.3

Enforceability.  The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of the Seller and constitute the valid and legally binding obligations of the Seller enforceable against the Seller in accordance with its terms.

4.4

No Conflict.  Neither the execution of this Agreement, nor the performance by the Seller of its obligations hereunder will violate or conflict with any agreement by which the Seller is bound, or any applicable Law or Order.

4.5

Consents.  No consent of any third party or Governmental Authority is required in connection with the execution and delivery by the Seller of this Agreement and/or the consummation of the transactions contemplated hereby.

4.6

Accredited Investor Status.  The Seller is an “accredited investor” within the meaning of Regulation D under the Securities Act of 1933, as amended.

5.

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser and NCAP hereby represent and warrant to the Seller as follows:

5.1

Existence and Good Standing.  The Purchaser and NCAP are each a Nevada Corporation, duly formed, validly existing and in good standing under the laws of the state of Nevada.

5.2

Execution, Delivery and Performance of Agreement.  The Purchaser and NCAP each have the power and authority to execute, deliver and perform fully their respective obligations under this Agreement.

5.3

Enforceability.  The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of the Purchaser and NCAP and constitute the valid and legally binding obligations of the Purchaser and NCAP enforceable against them in accordance with its terms.

5.4

No Conflict.  Neither the execution of this Agreement, nor the performance by the Purchaser and NCAP of their respective obligations hereunder or thereunder will violate or conflict with NCAP or Purchaser’s entry into or performance under this Agreement or NCAP or Purchaser’s organizational documents, or any applicable Law or Order.

5.5

Consents.  No consent of any third party or Governmental Authority is required in connection with the execution and delivery by the Purchaser or NCAP of this Agreement and/or the consummation of the transactions contemplated hereby.

6.

COVENANTS AND AGREEMENTS

6.1

Further Assurances.  After the date hereof, at the reasonable request of the other party, the Seller and Purchaser/NCAP shall execute and deliver or cause to be executed and delivered to the other party such bills of sale (or other instruments) as required by this Agreement, in order to implement the transactions contemplated by this Agreement.

6.2

NO OTHER WARRANTIES; LIMITATION OF LIABILITY. NEITHER PARTY MAKES ANY OTHER REPRESENTATIONS OR WARRANTIES, EXPRESS, IMPLIED, OR OTHERWISE, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS AGREEMENT.

6.3

Consulting Agreement. The Seller shall provide such consulting services as NCAP shall require during the twelve month period following the Closing of the acquisition contemplated hereby. In consideration for these services, NCAP shall pay the Seller $9,500 per month, for a period of twelve months, commencing on the Closing date and, on the first of each month thereafter. This covenant shall survive the Closing of the acquisition contemplated hereby.

6.4

Registration Rights. The Seller shall be entitled to “piggyback” registration rights, with respect to eight million of the NCAP common being issued to the Seller hereunder, on the next Securities Act registrations of the Company’s securities filed after the date of Closing (with the exception of registration statements filed on Form S-8 or Form S-4).  The Company shall bear all registration expenses of all such piggyback registrations, other than underwriting discounts and commissions and any legal fees incurred by the Seller. This covenant shall survive the Closing of the acquisition contemplated hereby.

7.

INDEMNIFICATION

7.1

Survival; Right to Indemnification Not Affected By Knowledge or Materiality.

(a)

All representations, warranties, covenants, and obligations in this Agreement, will survive the execution of this Agreement.

(b)

The right of the Indemnified Party to indemnification for losses or other remedy based on breach of the  representations, warranties, and/or covenants set forth in this Agreement will not be affected by the closing of the transaction contemplated by this Agreement, or any information of which the Indemnified Party may have imputed or constructive knowledge prior to the Effective Date, provided that the rights and remedies of the Indemnified Party in respect of any of the foregoing shall not extend to any event or matter which otherwise might have affected such rights and remedies as provided in any specific written waiver or release by the Indemnified Party.

(c)

For the purpose of determining whether there is a claim for losses under this Section and calculation of the amount of such losses, any qualification of any representation or warranty by reference to the materiality of matters stated therein, and any limitations of such representations as being to the knowledge of any person, or words to similar effect, shall be disregarded.

7.2

Indemnification by the Seller

Subject to the limitations in Section 7.3 below, and in consideration of the payment of the Purchase Price, the Seller shall defend, indemnify and hold Purchaser and NCAP harmless from and against any losses, liabilities or expenses, including reasonable attorney’s fees, directly incurred by Purchaser/NCAP resulting from any Third Party Action that is instituted against either of them, resulting from or arising out of any breach of any of the representations or warranties made by the Seller in or pursuant to this Agreement.

7.3

Limitations on Indemnification by the Seller.

The right to indemnification under Section 7.2 is subject to the following limitations:

(a)

The Seller shall have no liability under Section 7.2 unless Purchaser or NCAP as the case may be gives prompt written notice to the Seller asserting a claim for losses, including reasonably detailed facts and circumstances pertaining thereto, before the expiration of a period of three (3) years after the date hereof for all claims of any type or nature whatsoever.

(b)

The aggregate liability for indemnification under this Section 7 shall not under any circumstances exceed the sum of (i) payments received under the Promissory Note and (ii) Royalty Payments received.

7.4

Defense of Third Party Actions.

(a)

Promptly after receipt of notice of any Third Party Action, any person who believes he, she or it may be an Indemnified Person will give prompt written notice to the potential Indemnifying Person of such action.

(b)

Upon receipt of a written notice of a Third Party Action, the Indemnifying Person shall control the defense and settlement of such Third Party Action. The Indemnified Person shall render all assistance as shall be reasonable and shall have the right to participate in and appoint its own counsel (at its own cost) and be present at the defense of such Third Party Action, but not to control the defense, negotiation or settlement thereof, which control shall remain with the Indemnifying Person.

(c)

Each Indemnifying Person hereby consents to the non-exclusive jurisdiction of any court in which a Proceeding is brought against any Indemnified Person for purposes of any claim that an Indemnified Person may have under this Agreement with respect to such Proceeding or the matters alleged therein, and agree that process may be served on them with respect to such a claim anywhere in the world.

7.5

Payment of Indemnification.

Subject to Section 7 above, claims for indemnification under this Section shall be paid or otherwise satisfied by Indemnifying Persons within thirty (30) days after receipt of written notice thereof given by the Indemnified Person in writing.

8.

REMEDIES

8.1

Survival.  The provisions contained in Sections 3.1, 6.2, 7, 8.1, 9.1, 9.2, 9.3, 9.8 and 9.9 shall survive any termination of this Agreement.

9.

MISCELLANEOUS

9.1

Confidentiality.  In the event that the transactions contemplated hereby are not consummated, each party will keep confidential, not disclose and not use for its own benefit (and will cause its subsidiaries, employees, officers and directors to keep confidential, not disclose, and not use for their own benefit) any information, whether written, oral or in electronic format and whether or not identified as “confidential” at the time of its disclosure, obtained with respect to the other party or its subsidiaries, employees, officers and directors as a result of the transaction contemplated hereby or Purchaser’s due diligence process in connection herewith (“Confidential Information”).  The obligation set forth in the preceding sentence will not apply to Confidential Information which (i) is in the public domain on the date hereof, (ii) enters the public domain after the date hereof (other than by reason of the breach of any confidentiality obligation), (iii) was known to the receiving party prior to receipt from the disclosing party, (iv) is independently developed by the receiving party after the date hereof, (v) is disclosed to the receiving party by a third party not in violation of the proprietary or other rights of the other party or (vi) is disclosed pursuant to a requirement of law or judicial process.

9.2

Expenses.  Each of the parties hereto shall bear its respective expenses incurred or to be incurred in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

9.3

No Assignment.  The rights and obligations of the parties hereunder may not be assigned without the prior written consent of the other party hereto, except that Purchaser may assign its rights and obligations hereunder to any wholly-owned subsidiary formed for the purpose of making the acquisition contemplated hereby.

9.4

Headings.  The headings contained in this Agreement are included for purposes of convenience only, and will not affect the meaning or interpretation of this Agreement.

9.5

Integration, Modification and Waiver.  This Agreement, together with the Schedules or other instruments as may be delivered hereunder, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, representations, understandings, communications, whether written or verbal between the parties in relation thereto.  No supplement, modification or amendment of this Agreement will be binding unless executed in writing by each of the parties’ duly authorized representatives hereto.  No waiver of any of the provisions of this Agreement will be deemed to be or will constitute a continuing waiver.  No waiver will be binding unless executed in writing by the party making the waiver.  The recitals shall form part of this Agreement.

9.6

Construction.  The parties have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.  Any reference to any federal, state, local or foreign statute or law will be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word “including” means including without limitation. Any reference to the singular in this Agreement also includes the plural and vice versa.

9.7

Severability.  If any provision of this Agreement or the application of any provision hereof to any party or circumstance is, to any extent, adjudged invalid or unenforceable by a court of competent jurisdiction, the application of the remainder of such provision to such party or circumstance, the application of such provision to other parties or circumstances, and the application of the remainder of this Agreement will not be affected thereby.

9.8

Notices.  All notices and other communications required or permitted hereunder must be in writing and will be deemed to have been duly given when delivered in person, or when dispatched by electronic mail or facsimile transmission (provided there is confirmation of such facsimile transmission), or the next business day after having been dispatched by an internationally recognized courier service to the appropriate party at the address specified below:

If to the Seller:

Kae Park

PO Box 14110

Scottsdale, AZ 85267

If to the Purchaser:

Northsight Capital, Inc.

7740 East Evans Rd.

Scottsdale, AZ 85260

Email: jgorman@northsightcapital.com

Any party hereto may change its address or facsimile number for the purposes of this Section 9.8 by giving notice as provided herein.

9.9

Governing Law.  This Agreement is to be governed by and construed and enforced in accordance with the laws of the State of Arizona without regard to principles of conflicts of law.

9.10

Counterparts.  This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.  The exchange of a fully executed Agreement (in counterparts or otherwise) by fax or electronic transmission is sufficient to bind the parties to the terms and conditions of this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

Northsight Capital, Inc.

By:	/s/ John Gorman
Name:	John Gorman
Title:	President

Seller:

/s/ Kae Park
Name:	Kae Park

EXHIBIT A

LIST OF DOMAINS

420BIZ.COM

A2ZCANNABIS.COM

A2ZHEMP.COM

A2ZMARIJUANA.COM

A2ZMJ.COM

ABCOFCANNABIS.COM

ABCOFMARIJUANA.COM

ACTIVEMARIJUANA.COM

ADVANCEDGANJA.COM

ADVANCEDHASHISH.COM

ADVANCEDHEMP.COM

ADVANCEDKUSH.COM

ADVANCEDPOT.COM

ADVANCEDREEFER.COM

ADVANCEDWEED.COM

ADVERTISECANNABIS.COM

AJOINTADAYKEEPSTHEDOCTORAWAY.COM

AKMARIJUANAHUT.COM

AKMARIJUANASHACK.COM

AKSTATEMARIJUANAEDIBLES.COM

AKSTATEMEDICALMARIJUANA.COM

ALABAMABESTCANNABIS.COM

ALABAMABESTMARIJUANA.COM

ALABAMABESTPOT.COM

ALABAMABESTWEED.COM

ALABAMACANABISEDIBLES.COM

ALABAMACANNABISBAKERIES.COM

ALABAMACANNABISBAKERY.COM

ALABAMACANNABISBAKERYDIRECTORY.COM

ALABAMACANNABISEDIBLESDIRECTORY.COM

ALABAMACANNABISHUT.COM

ALABAMACANNABISMARKET.COM

ALABAMACANNABISSTOREDIRECTORY.COM

ALABAMACANNABISSUPERMARKET.COM

ALABAMACANNABISSUPERMARKETS.COM

ALABAMACANNADISTRIBUTORS.COM

ALABAMAHEADSHOPSDIRECTORY.COM

ALABAMAHOUSEOFCANNABIS.COM

ALABAMAHOUSEOFWEED.COM

ALABAMAMARIJUANABAKERIES.COM

ALABAMAMARIJUANABAKERIESDIRECTORY.COM

ALABAMAMARIJUANABAKERY.COM

ALABAMAMARIJUANABAKERYDIRECTORY.COM

ALABAMAMARIJUANABAKERYSTORES.COM

ALABAMAMARIJUANACLINICS.COM

ALABAMAMARIJUANADEALERS.COM

ALABAMAMARIJUANADISPENSARIES.COM

ALABAMAMARIJUANADISTRIBUTORS.COM

ALABAMAMARIJUANAEDIBLES.COM

ALABAMAMARIJUANAEDIBLESDIRECTORY.COM

ALABAMAMARIJUANAHUT.COM

ALABAMAMARIJUANAMARKET.COM

ALABAMAMARIJUANAPHYSICIANS.COM

ALABAMAMARIJUANASHACK.COM

ALABAMAMARIJUANASTOREDIRECTORY.COM

ALABAMAMARIJUANASUPERMARKET.COM

ALABAMAMARIJUANASUPERMARKETS.COM

ALABAMAMEDICALMARIJUANACLINIC.COM

ALABAMAMEDICALMARIJUANACLINICS.COM

ALABAMAMEDICALMARIJUANADIRECTORY.COM

ALABAMAMEDICALMARIJUANADISPENSARIESDIRECTORY.COM

ALABAMAMEDICALMARIJUANADOCTORS.COM

ALABAMAMEDICALMARIJUANAGROWERS.COM

ALABAMAMEDICALMARIJUANAPHYSICIANS.COM

ALABAMAMEDICALMARIJUANASHOPS.COM

ALABAMASTATEMARIJUANADISPENSARY.COM

ALABAMASTATEMARIJUANAEDIBLES.COM

ALABAMASTATEMEDICALMARIJUANA.COM

ALABAMAWEEDSHACK.COM

ALASKABESTCANNABIS.COM

ALASKABESTMARIJUANA.COM

ALASKABESTPOT.COM

ALASKABESTWEED.COM

ALASKACANABISEDIBLES.COM

ALASKACANNABISBAKERIES.COM

ALASKACANNABISBAKERY.COM

ALASKACANNABISBAKERYDIRECTORY.COM

ALASKACANNABISEDIBLESDIRECTORY.COM

ALASKACANNABISHUT.COM

ALASKACANNABISMARKET.COM

ALASKACANNABISSTOREDIRECTORY.COM

ALASKACANNABISSUPERMARKET.COM

ALASKACANNABISSUPERMARKETS.COM

ALASKACANNADISTRIBUTORS.COM

ALASKAHEADSHOPSDIRECTORY.COM

ALASKAHOUSEOFCANNABIS.COM

ALASKAHOUSEOFWEED.COM

ALASKAMARIJUANABAKERIES.COM

ALASKAMARIJUANABAKERIESDIRECTORY.COM

ALASKAMARIJUANABAKERY.COM

ALASKAMARIJUANABAKERYDIRECTORY.COM

ALASKAMARIJUANABAKERYSTORES.COM

ALASKAMARIJUANACLINICS.COM

ALASKAMARIJUANADEALERS.COM

ALASKAMARIJUANADISTRIBUTORS.COM

ALASKAMARIJUANAEDIBLES.COM

ALASKAMARIJUANAEDIBLESDIRECTORY.COM

ALASKAMARIJUANAGROWERS.COM

ALASKAMARIJUANAHUT.COM

ALASKAMARIJUANAMARKET.COM

ALASKAMARIJUANAPHYSICIANS.COM

ALASKAMARIJUANASHACK.COM

ALASKAMARIJUANASTOREDIRECTORY.COM

ALASKAMARIJUANASUPERMARKET.COM

ALASKAMARIJUANASUPERMARKETS.COM

ALASKAMEDICALMARIJUANACLINIC.COM

ALASKAMEDICALMARIJUANACLINICS.COM

ALASKAMEDICALMARIJUANADIRECTORY.COM

ALASKAMEDICALMARIJUANADISPENSARIESDIRECTORY.COM

ALASKAMEDICALMARIJUANADOCTORS.COM

ALASKAMEDICALMARIJUANAGROWERS.COM

ALASKAMEDICALMARIJUANAPHYSICIANS.COM

ALASKAMEDICALMARIJUANASHOPS.COM

ALASKASTATEMARIJUANADISPENSARY.COM

ALASKASTATEMARIJUANAEDIBLES.COM

ALASKASTATEMEDICALMARIJUANA.COM

ALASKAWEEDSHACK.COM

ALLIANCEOFCANNABISDISTRIBUTORS.COM

ALLIANCEOFCANNADISTRIBUTORS.COM

ALLIANCEOFMARIJUANADISTRIBUTORS.COM

AMERICAHEMPPRODUCERSASSOCIATION.COM

AMERICANCANNABISCONNECTION.COM

AMERICANCANNACONNECTION.COM

AMERICANCANNAFOUNDATION.COM

AMERICANHEMPGROWERSASSOCIATION.COM

AMERICASBESTCANNABIS.COM

AMERICASBESTMARIJUANA.COM

ARIZONABESTCANNABIS.COM

ARIZONABESTMARIJUANA.COM

ARIZONABESTPOT.COM

ARIZONABESTWEED.COM

ARIZONACANABISEDIBLES.COM

ARIZONACANNABISBAKERIES.COM

ARIZONACANNABISBAKERY.COM

ARIZONACANNABISBAKERYDIRECTORY.COM

ARIZONACANNABISEDIBLESDIRECTORY.COM

ARIZONACANNABISHUT.COM

ARIZONACANNABISMARKET.COM

ARIZONACANNABISSTOREDIRECTORY.COM

ARIZONACANNABISSUPERMARKET.COM

ARIZONACANNABISSUPERMARKETS.COM

ARIZONACANNADISTRIBUTORS.COM

ARIZONAHEADSHOPSDIRECTORY.COM

ARIZONAHOUSEOFCANNABIS.COM

ARIZONAHOUSEOFWEED.COM

ARIZONAMARIJUANABAKERIES.COM

ARIZONAMARIJUANABAKERIESDIRECTORY.COM

ARIZONAMARIJUANABAKERY.COM

ARIZONAMARIJUANABAKERYDIRECTORY.COM

ARIZONAMARIJUANABAKERYSTORES.COM

ARIZONAMARIJUANACLINIC.COM

ARIZONAMARIJUANACLINICS.COM

ARIZONAMARIJUANADEALERS.COM

ARIZONAMARIJUANADISTRIBUTORS.COM

ARIZONAMARIJUANAEDIBLES.COM

ARIZONAMARIJUANAEDIBLESDIRECTORY.COM

ARIZONAMARIJUANAGROWERS.COM

ARIZONAMARIJUANAHUT.COM

ARIZONAMARIJUANAMARKET.COM

ARIZONAMARIJUANAPHYSICIANS.COM

ARIZONAMARIJUANASHACK.COM

ARIZONAMARIJUANASTOREDIRECTORY.COM

ARIZONAMARIJUANASUPERMARKET.COM

ARIZONAMARIJUANASUPERMARKETS.COM

ARIZONAMEDICALMARIJUANADIRECTORY.COM

ARIZONAMEDICALMARIJUANADISPENSARIESDIRECTORY.COM

ARIZONAMEDICALMARIJUANAGROWERS.COM

ARIZONAMEDICALMARIJUANAPHYSICIANS.COM

ARIZONAMEDICALMARIJUANASHOPS.COM

ARIZONASTATEMARIJUANAEDIBLES.COM

ARIZONAWEEDSHACK.COM

ARIZONSTATEMARIJUANADISPENSARY.COM

ARIZONSTATEMEDICALMARIJUANA.COM

ARKANSASBESTCANNABIS.COM

ARKANSASBESTPOT.COM

ARKANSASBESTWEED.COM

ARKANSASCANABISEDIBLES.COM

ARKANSASCANNABISBAKERIES.COM

ARKANSASCANNABISBAKERY.COM

ARKANSASCANNABISBAKERYDIRECTORY.COM

ARKANSASCANNABISEDIBLESDIRECTORY.COM

ARKANSASCANNABISHUT.COM

ARKANSASCANNABISMARKET.COM

ARKANSASCANNABISSTOREDIRECTORY.COM

ARKANSASCANNABISSUPERMARKET.COM

ARKANSASCANNABISSUPERMARKETS.COM

ARKANSASCANNADISTRIBUTORS.COM

ARKANSASHEADSHOPSDIRECTORY.COM

ARKANSASHOUSEOFCANNABIS.COM

ARKANSASHOUSEOFWEED.COM

ARKANSASMARIJUANABAKERIES.COM

ARKANSASMARIJUANABAKERIESDIRECTORY.COM

ARKANSASMARIJUANABAKERY.COM

ARKANSASMARIJUANABAKERYDIRECTORY.COM

ARKANSASMARIJUANABAKERYSTORES.COM

ARKANSASMARIJUANADEALERS.COM

ARKANSASMARIJUANADISPENSARIES.COM

ARKANSASMARIJUANADISTRIBUTORS.COM

ARKANSASMARIJUANAEDIBLES.COM

ARKANSASMARIJUANAEDIBLESDIRECTORY.COM

ARKANSASMARIJUANAGROWERS.COM

ARKANSASMARIJUANAHUT.COM

ARKANSASMARIJUANAMARKET.COM

ARKANSASMARIJUANAPHYSICIANS.COM

ARKANSASMARIJUANASHACK.COM

ARKANSASMARIJUANASTOREDIRECTORY.COM

ARKANSASMARIJUANASUPERMARKET.COM

ARKANSASMARIJUANASUPERMARKETS.COM

ARKANSASMEDICALMARIJUANACLINIC.COM

ARKANSASMEDICALMARIJUANACLINICS.COM

ARKANSASMEDICALMARIJUANADIRECTORY.COM

ARKANSASMEDICALMARIJUANADISPENSARIESDIRECTORY.COM

ARKANSASMEDICALMARIJUANAGROWERS.COM

ARKANSASMEDICALMARIJUANAPHYSICIANS.COM

ARKANSASMEDICALMARIJUANASHOPS.COM

ARKANSASSTATEMARIJUANADISPENSARY.COM

ARKANSASSTATEMARIJUANAEDIBLES.COM

ARKANSASSTATEMEDICALMARIJUANA.COM

ARKANSASWEEDSHACK.COM

ATOOZMJ.COM

ATOZMARIJUANA.COM

ATOZMJ.COM

AZMARIJUANAHUT.COM

AZMARIJUANASHACK.COM

AZSTATEMARIJUANAEDIBLES.COM

AZSTATEMEDICALMARIJUANA.COM

BALANCEDMARIJAUANA.COM

BEHAPPYWEED.COM

BESTBLENDMARIJUANA.COM

BESTCANNABIDINTOWN.COM

BESTCANNABISDOMAINS.COM

BESTCANNABISINALABAMA.COM

BESTCANNABISINALASKA.COM

BESTCANNABISINARIZONA.COM

BESTCANNABISINARKANSAS.COM

BESTCANNABISINCALIFORNIA.COM

BESTCANNABISINCOLORADO.COM

BESTCANNABISINCONNECTICUT.COM

BESTCANNABISINDELAWARE.COM

BESTCANNABISINDISTRICTOFCOLUMBIA.COM

BESTCANNABISINFLORIDA.COM

BESTCANNABISINGEORGIA.COM

BESTCANNABISINHAWAII.COM

BESTCANNABISINIDAHO.COM

BESTCANNABISINILLINOIS.COM

BESTCANNABISININDIANA.COM

BESTCANNABISINIOWA.COM

BESTCANNABISINKANSAS.COM

BESTCANNABISINKENTUCKY.COM

BESTCANNABISINLOUISIANA.COM

BESTCANNABISINMAINE.COM

BESTCANNABISINMARYLAND.COM

BESTCANNABISINMASSACHUSETTS.COM

BESTCANNABISINMICHIGAN.COM

BESTCANNABISINMINNESOTA.COM

BESTCANNABISINMISSISSIPPI.COM

BESTCANNABISINMISSOURI.COM

BESTCANNABISINMONTANA.COM

BESTCANNABISINNEBRASKA.COM

BESTCANNABISINNEVADA.COM

BESTCANNABISINNEWHAMPSHIRE.COM

BESTCANNABISINNEWJERSEY.COM

BESTCANNABISINNEWMEXICO.COM

BESTCANNABISINNEWYORK.COM

BESTCANNABISINNORTHCAROLINA.COM

BESTCANNABISINNORTHDAKOTA.COM

BESTCANNABISINOHIO.COM

BESTCANNABISINOKLAHOMA.COM

BESTCANNABISINOREGON.COM

BESTCANNABISINPENNSYLVANIA.COM

BESTCANNABISINRHODEISLAND.COM

BESTCANNABISINSOUTHCAROLINA.COM

BESTCANNABISINSOUTHDAKOTA.COM

BESTCANNABISINTENNESSEE.COM

BESTCANNABISINTEXAS.COM

BESTCANNABISINTOWN.COM

BESTCANNABISINUTAH.COM

BESTCANNABISINVERMONT.COM

BESTCANNABISINVIRGINIA.COM

BESTCANNABISINWASHINGTON.COM

BESTCANNABISINWESTVIRGINIA.COM

BESTCANNABISINWISCONSIN.COM

BESTCANNABISINWYOMING.COM

BESTHEMPDOMAINS.COM

BESTMARIJUANADISPENSARYINALABAMA.COM

BESTMARIJUANADISPENSARYINALASKA.COM

BESTMARIJUANADISPENSARYINARIZONA.COM

BESTMARIJUANADISPENSARYINARKANSAS.COM

BESTMARIJUANADISPENSARYINCALIFORNIA.COM

BESTMARIJUANADISPENSARYINCOLORADO.COM

BESTMARIJUANADISPENSARYINCONNECTICUT.COM

BESTMARIJUANADISPENSARYINDELAWARE.COM

BESTMARIJUANADISPENSARYINDISTRICTOFCOLUMBIA.COM

BESTMARIJUANADISPENSARYINFLORIDA.COM

BESTMARIJUANADISPENSARYINGEORGIA.COM

BESTMARIJUANADISPENSARYINHAWAII.COM

BESTMARIJUANADISPENSARYINIDAHO.COM

BESTMARIJUANADISPENSARYINILLINOIS.COM

BESTMARIJUANADISPENSARYININDIANA.COM

BESTMARIJUANADISPENSARYINIOWA.COM

BESTMARIJUANADISPENSARYINKANSAS.COM

BESTMARIJUANADISPENSARYINKENTUCKY.COM

BESTMARIJUANADISPENSARYINLOUISIANA.COM

BESTMARIJUANADISPENSARYINMAINE.COM

BESTMARIJUANADISPENSARYINMARYLAND.COM

BESTMARIJUANADISPENSARYINMASSACHUSETTS.COM

BESTMARIJUANADISPENSARYINMICHIGAN.COM

BESTMARIJUANADISPENSARYINMINNESOTA.COM

BESTMARIJUANADISPENSARYINMISSISSIPPI.COM

BESTMARIJUANADISPENSARYINMISSOURI.COM

BESTMARIJUANADISPENSARYINMONTANA.COM

BESTMARIJUANADISPENSARYINNEBRASKA.COM

BESTMARIJUANADISPENSARYINNEVADA.COM

BESTMARIJUANADISPENSARYINNEWHAMPSHIRE.COM

BESTMARIJUANADISPENSARYINNEWJERSEY.COM

BESTMARIJUANADISPENSARYINNEWMEXICO.COM

BESTMARIJUANADISPENSARYINNEWYORK.COM

BESTMARIJUANADISPENSARYINNORTHCAROLINA.COM

BESTMARIJUANADISPENSARYINNORTHDAKOTA.COM

BESTMARIJUANADISPENSARYINOHIO.COM

BESTMARIJUANADISPENSARYINOKLAHOMA.COM

BESTMARIJUANADISPENSARYINOREGON.COM

BESTMARIJUANADISPENSARYINPENNSYLVANIA.COM

BESTMARIJUANADISPENSARYINRHODEISLAND.COM

BESTMARIJUANADISPENSARYINSOUTHCAROLINA.COM

BESTMARIJUANADISPENSARYINSOUTHDAKOTA.COM

BESTMARIJUANADISPENSARYINTENNESSEE.COM

BESTMARIJUANADISPENSARYINTEXAS.COM

BESTMARIJUANADISPENSARYINUTAH.COM

BESTMARIJUANADISPENSARYINVERMONT.COM

BESTMARIJUANADISPENSARYINVIRGINIA.COM

BESTMARIJUANADISPENSARYINWASHINGTON.COM

BESTMARIJUANADISPENSARYINWESTVIRGINIA.COM

BESTMARIJUANADISPENSARYINWISCONSIN.COM

BESTMARIJUANADISPENSARYINWYOMING.COM

BESTMARIJUANAGROWERINALASKA.COM

BESTMARIJUANAGROWERINARIZONA.COM

BESTMARIJUANAGROWERINCALIFORNIA.COM

BESTMARIJUANAGROWERINCOLORADO.COM

BESTMARIJUANAGROWERINCONNECTICUT.COM

BESTMARIJUANAGROWERINDELAWARE.COM

BESTMARIJUANAGROWERINDISTRICTOFCOLUMBIA.COM

BESTMARIJUANAGROWERINHAWAII.COM

BESTMARIJUANAGROWERINILLINOIS.COM

BESTMARIJUANAGROWERINMAINE.COM

BESTMARIJUANAGROWERINMASSACHUSETTS.COM

BESTMARIJUANAGROWERINMICHIGAN.COM

BESTMARIJUANAGROWERINMONTANA.COM

BESTMARIJUANAGROWERINNEVADA.COM

BESTMARIJUANAGROWERINNEWHAMPSHIRE.COM

BESTMARIJUANAGROWERINNEWJERSEY.COM

BESTMARIJUANAGROWERINNEWMEXICO.COM

BESTMARIJUANAGROWERINNEWYORK.COM

BESTMARIJUANAGROWERINOREGON.COM

BESTMARIJUANAGROWERINRHODEISLAND.COM

BESTMARIJUANAGROWERINVERMONT.COM

BESTMARIJUANAGROWERINWASHINGTON.COM

BESTMARIJUANAINALABAMA.COM

BESTMARIJUANAINALASKA.COM

BESTMARIJUANAINARIZONA.COM

BESTMARIJUANAINARKANSAS.COM

BESTMARIJUANAINCALIFORNIA.COM

BESTMARIJUANAINCOLORADO.COM

BESTMARIJUANAINCONNECTICUT.COM

BESTMARIJUANAINDELAWARE.COM

BESTMARIJUANAINDISTRICTOFCOLUMBIA.COM

BESTMARIJUANAINFLORIDA.COM

BESTMARIJUANAINGEORGIA.COM

BESTMARIJUANAINHAWAII.COM

BESTMARIJUANAINIDAHO.COM

BESTMARIJUANAINILLINOIS.COM

BESTMARIJUANAININDIANA.COM

BESTMARIJUANAINIOWA.COM

BESTMARIJUANAINKANSAS.COM

BESTMARIJUANAINKENTUCKY.COM

BESTMARIJUANAINLOUISIANA.COM

BESTMARIJUANAINMAINE.COM

BESTMARIJUANAINMARYLAND.COM

BESTMARIJUANAINMASSACHUSETTS.COM

BESTMARIJUANAINMINNESOTA.COM

BESTMARIJUANAINMISSISSIPPI.COM

BESTMARIJUANAINMISSOURI.COM

BESTMARIJUANAINMONTANA.COM

BESTMARIJUANAINNEBRASKA.COM

BESTMARIJUANAINNEVADA.COM

BESTMARIJUANAINNEWHAMPSHIRE.COM

BESTMARIJUANAINNEWJERSEY.COM

BESTMARIJUANAINNEWMEXICO.COM

BESTMARIJUANAINNEWYORK.COM

BESTMARIJUANAINNORTHCAROLINA.COM

BESTMARIJUANAINNORTHDAKOTA.COM

BESTMARIJUANAINOHIO.COM

BESTMARIJUANAINOKLAHOMA.COM

BESTMARIJUANAINOREGON.COM

BESTMARIJUANAINPENNSYLVANIA.COM

BESTMARIJUANAINRHODEISLAND.COM

BESTMARIJUANAINSOUTHCAROLINA.COM

BESTMARIJUANAINSOUTHDAKOTA.COM

BESTMARIJUANAINTENNESSEE.COM

BESTMARIJUANAINTEXAS.COM

BESTMARIJUANAINTOWN.COM

BESTMARIJUANAINUTAH.COM

BESTMARIJUANAINVERMONT.COM

BESTMARIJUANAINVIRGINIA.COM

BESTMARIJUANAINWASHINGTON.COM

BESTMARIJUANAINWESTVIRGINIA.COM

BESTMARIJUANAINWISCONSIN.COM

BESTMARIJUANAINWYOMING.COM

BESTMARIJUANASUPPLIERINALABAMA.COM

BESTMARIJUANASUPPLIERINALASKA.COM

BESTMARIJUANASUPPLIERINARIZONA.COM

BESTMARIJUANASUPPLIERINARKANSAS.COM

BESTMARIJUANASUPPLIERINCALIFORNIA.COM

BESTMARIJUANASUPPLIERINCOLORADO.COM

BESTMARIJUANASUPPLIERINCONNECTICUT.COM

BESTMARIJUANASUPPLIERINDELAWARE.COM

BESTMARIJUANASUPPLIERINDISTRICTOFCOLUMBIA.COM

BESTMARIJUANASUPPLIERINFLORIDA.COM

BESTMARIJUANASUPPLIERINGEORGIA.COM

BESTMARIJUANASUPPLIERINHAWAII.COM

BESTMARIJUANASUPPLIERINIDAHO.COM

BESTMARIJUANASUPPLIERINILLINOIS.COM

BESTMARIJUANASUPPLIERININDIANA.COM

BESTMARIJUANASUPPLIERINIOWA.COM

BESTMARIJUANASUPPLIERINKANSAS.COM

BESTMARIJUANASUPPLIERINKENTUCKY.COM

BESTMARIJUANASUPPLIERINLOUISIANA.COM

BESTMARIJUANASUPPLIERINMAINE.COM

BESTMARIJUANASUPPLIERINMARYLAND.COM

BESTMARIJUANASUPPLIERINMASSACHUSETTS.COM

BESTMARIJUANASUPPLIERINMICHIGAN.COM

BESTMARIJUANASUPPLIERINMINNESOTA.COM

BESTMARIJUANASUPPLIERINMISSISSIPPI.COM

BESTMARIJUANASUPPLIERINMISSOURI.COM

BESTMARIJUANASUPPLIERINMONTANA.COM

BESTMARIJUANASUPPLIERINNEBRASKA.COM

BESTMARIJUANASUPPLIERINNEVADA.COM

BESTMARIJUANASUPPLIERINNEWHAMPSHIRE.COM

BESTMARIJUANASUPPLIERINNEWJERSEY.COM

BESTMARIJUANASUPPLIERINNEWMEXICO.COM

BESTMARIJUANASUPPLIERINNEWYORK.COM

BESTMARIJUANASUPPLIERINNORTHCAROLINA.COM

BESTMARIJUANASUPPLIERINNORTHDAKOTA.COM

BESTMARIJUANASUPPLIERINOHIO.COM

BESTMARIJUANASUPPLIERINOKLAHOMA.COM

BESTMARIJUANASUPPLIERINOREGON.COM

BESTMARIJUANASUPPLIERINPENNSYLVANIA.COM

BESTMARIJUANASUPPLIERINRHODEISLAND.COM

BESTMARIJUANASUPPLIERINSOUTHCAROLINA.COM

BESTMARIJUANASUPPLIERINSOUTHDAKOTA.COM

BESTMARIJUANASUPPLIERINTENNESSEE.COM

BESTMARIJUANASUPPLIERINTEXAS.COM

BESTMARIJUANASUPPLIERINUTAH.COM

BESTMARIJUANASUPPLIERINVERMONT.COM

BESTMARIJUANASUPPLIERINVIRGINIA.COM

BESTMARIJUANASUPPLIERINWASHINGTON.COM

BESTMARIJUANASUPPLIERINWESTVIRGINIA.COM

BESTMARIJUANASUPPLIERINWISCONSIN.COM

BESTMARIJUANASUPPLIERINWYOMING.COM

BESTPOTINALABAMA.COM

BESTPOTINALASKA.COM

BESTPOTINARIZONA.COM

BESTPOTINARKANSAS.COM

BESTPOTINCALIFORNIA.COM

BESTPOTINCOLORADO.COM

BESTPOTINCONNECTICUT.COM

BESTPOTINDELAWARE.COM

BESTPOTINDISTRICTOFCOLUMBIA.COM

BESTPOTINFLORIDA.COM

BESTPOTINGEORGIA.COM

BESTPOTINHAWAII.COM

BESTPOTINIDAHO.COM

BESTPOTINILLINOIS.COM

BESTPOTININDIANA.COM

BESTPOTINIOWA.COM

BESTPOTINKANSAS.COM

BESTPOTINKENTUCKY.COM

BESTPOTINLOUISIANA.COM

BESTPOTINMAINE.COM

BESTPOTINMARYLAND.COM

BESTPOTINMASSACHUSETTS.COM

BESTPOTINMICHIGAN.COM

BESTPOTINMINNESOTA.COM

BESTPOTINMISSISSIPPI.COM

BESTPOTINMISSOURI.COM

BESTPOTINMONTANA.COM

BESTPOTINNEBRASKA.COM

BESTPOTINNEVADA.COM

BESTPOTINNEWHAMPSHIRE.COM

BESTPOTINNEWJERSEY.COM

BESTPOTINNEWMEXICO.COM

BESTPOTINNEWYORK.COM

BESTPOTINNORTHCAROLINA.COM

BESTPOTINNORTHDAKOTA.COM

BESTPOTINOHIO.COM

BESTPOTINOKLAHOMA.COM

BESTPOTINOREGON.COM

BESTPOTINPENNSYLVANIA.COM

BESTPOTINRHODEISLAND.COM

BESTPOTINSOUTHCAROLINA.COM

BESTPOTINSOUTHDAKOTA.COM

BESTPOTINTENNESSEE.COM

BESTPOTINTEXAS.COM

BESTPOTINTOWN.COM

BESTPOTINUTAH.COM

BESTPOTINVERMONT.COM

BESTPOTINVIRGINIA.COM

BESTPOTINWASHINGTON.COM

BESTPOTINWESTVIRGINIA.COM

BESTPOTINWISCONSIN.COM

BESTPOTINWYOMING.COM

BESTWEEDINALABAMA.COM

BESTWEEDINALASKA.COM

BESTWEEDINARIZONA.COM

BESTWEEDINARKANSAS.COM

BESTWEEDINCALIFORNIA.COM

BESTWEEDINCONNECTICUT.COM

BESTWEEDINDELAWARE.COM

BESTWEEDINDISTRICTOFCOLUMBIA.COM

BESTWEEDINGEORGIA.COM

BESTWEEDINHAWAII.COM

BESTWEEDINIDAHO.COM

BESTWEEDINILLINOIS.COM

BESTWEEDININDIANA.COM

BESTWEEDINIOWA.COM

BESTWEEDINKANSAS.COM

BESTWEEDINKENTUCKY.COM

BESTWEEDINLOUISIANA.COM

BESTWEEDINMAINE.COM

BESTWEEDINMARYLAND.COM

BESTWEEDINMASSACHUSETTS.COM

BESTWEEDINMICHIGAN.COM

BESTWEEDINMINNESOTA.COM

BESTWEEDINMISSISSIPPI.COM

BESTWEEDINMISSOURI.COM

BESTWEEDINMONTANA.COM

BESTWEEDINNEBRASKA.COM

BESTWEEDINNEVADA.COM

BESTWEEDINNEWHAMPSHIRECOM.COM

BESTWEEDINNEWJERSEY.COM

BESTWEEDINNEWMEXICO.COM

BESTWEEDINNEWYORK.COM

BESTWEEDINNORTHCAROLINA.COM

BESTWEEDINNORTHDAKOTA.COM

BESTWEEDINOHIO.COM

BESTWEEDINOKLAHOMA.COM

BESTWEEDINOREGON.COM

BESTWEEDINPENNSYLVANIA.COM

BESTWEEDINRHODEISLAND.COM

BESTWEEDINSOUTHCAROLINA.COM

BESTWEEDINSOUTHDAKOTA.COM

BESTWEEDINTENNESSEE.COM

BESTWEEDINTEXAS.COM

BESTWEEDINUTAH.COM

BESTWEEDINVERMONT.COM

BESTWEEDINVIRGINIA.COM

BESTWEEDINWASHINGTON.COM

BESTWEEDINWESTVIRGINIA.COM

BESTWEEDINWISCONSIN.COM

BESTWEEDINWYOMING.COM

BILLCLINTONSMARIJUANA.COM

BILLCLINTONSWEED.COM

BILLGATESMARIJUANA.COM

BILLGATESWEED.COM

BLOOMINGMARIJUANA.COM

BRANDINGMARIJUANA.COM

BREAKTIMEWEED.COM

BYEMJ.COM

CALFIORNIAMARIJUANASNACKS.COM

CALIFORNIABESTCANNABIS.COM

CALIFORNIABESTMARIJUANA.COM

CALIFORNIABESTPOT.COM

CALIFORNIABESTWEED.COM

CALIFORNIACANABISEDIBLES.COM

CALIFORNIACANNABISBAKERIES.COM

CALIFORNIACANNABISBAKERY.COM

CALIFORNIACANNABISBAKERYDIRECTORY.COM

CALIFORNIACANNABISEDIBLESDIRECTORY.COM

CALIFORNIACANNABISHUT.COM

CALIFORNIACANNABISMARKET.COM

CALIFORNIACANNABISSTOREDIRECTORY.COM

CALIFORNIACANNABISSUPERMARKET.COM

CALIFORNIACANNABISSUPERMARKETS.COM

CALIFORNIACANNADISTRIBUTORS.COM

CALIFORNIAHEADSHOPSDIRECTORY.COM

CALIFORNIAHOUSEOFCANNABIS.COM

CALIFORNIAHOUSEOFWEED.COM

CALIFORNIAMARIJUANABAKERIES.COM

CALIFORNIAMARIJUANABAKERIESDIRECTORY.COM

CALIFORNIAMARIJUANABAKERY.COM

CALIFORNIAMARIJUANABAKERYDIRECTORY.COM

CALIFORNIAMARIJUANABAKERYSTORES.COM

CALIFORNIAMARIJUANACLINICS.COM

CALIFORNIAMARIJUANADEALERS.COM

CALIFORNIAMARIJUANADISTRIBUTORS.COM

CALIFORNIAMARIJUANAEDIBLES.COM

CALIFORNIAMARIJUANAEDIBLESDIRECTORY.COM

CALIFORNIAMARIJUANAFOODS.COM

CALIFORNIAMARIJUANAGOODIES.COM

CALIFORNIAMARIJUANAGOODYS.COM

CALIFORNIAMARIJUANAGRUB.COM

CALIFORNIAMARIJUANAHUT.COM

CALIFORNIAMARIJUANANIBBLES.COM

CALIFORNIAMARIJUANAPHYSICIANS.COM

CALIFORNIAMARIJUANASHACK.COM

CALIFORNIAMARIJUANASNACKFOODSS.COM

CALIFORNIAMARIJUANASTOREDIRECTORY.COM

CALIFORNIAMARIJUANASUPERMARKET.COM

CALIFORNIAMARIJUANASUPERMARKETS.COM

CALIFORNIAMARIJUANATREATS.COM

CALIFORNIAMEDICALMARIJUANACLINIC.COM

CALIFORNIAMEDICALMARIJUANACLINICS.COM

CALIFORNIAMEDICALMARIJUANADIRECTORY.COM

CALIFORNIAMEDICALMARIJUANADISPENSARIESDIRECTORY.COM

CALIFORNIAMEDICALMARIJUANAGROWERS.COM

CALIFORNIAMEDICALMARIJUANASHOPS.COM

CALIFORNIASTATEMARIJUANADISPENSARY.COM

CALIFORNIASTATEMARIJUANAEDIBLES.COM

CALIFORNIASTATEMEDICALMARIJUANA.COM

CALIFORNIASTONER.COM

CALIFORNIASTONERS.COM

CALIFORNIAWEEDSHACK.COM

CALMWEED.COM

CAMARIJUANAHUT.COM

CAMARIJUANASHACK.COM

CANABISAWARENESS.COM

CANABISCAUCUS.COM

CANABISCONNECTION.COM

CANABISDISTRIBUTORSOFAMERICA.COM

CANABISDISTRIBUTORSUSA.COM

CANABISDOMAINS.COM

CANABISEDIBLESOFAMERICA.COM

CANABISEDUCATION.COM

CANABISLEGALIZATION.COM

CANABISMEDIBLES.COM

CANABISMEDICALDISTRIBUTORS.COM

CANABISMEDICALSUPPLIES.COM

CANABISPLANTS.COM

CANNAAWARENESS.COM

CANNAAWARENESSASSOCIATION.COM

CANNAAWARENESSGROUP.COM

CANNABISABAKERYINFORMATION.COM

CANNABISADMINISTRATOR.COM

CANNABISADVERTISINGAGENCY.COM

CANNABISADVERTISINGDIRECTORY.COM

CANNABISADVERTISINGDIRETORY.COM

CANNABISADVERTISINGINFORMATION.COM

CANNABISADVERTISINGONLINE.COM

CANNABISAPPRAISAL.COM

CANNABISASSESSMENT.COM

CANNABISAWARENESSASSOCIATION.COM

CANNABISAWARENESSGROUP.COM

CANNABISBAKERIESALABAMA.COM

CANNABISBAKERIESALASKA.COM

CANNABISBAKERIESARIZONA.COM

CANNABISBAKERIESARKANSAS.COM

CANNABISBAKERIESCALIFORNIA.COM

CANNABISBAKERIESCOLORADO.COM

CANNABISBAKERIESCONNECTICUT.COM

CANNABISBAKERIESDELAWARE.COM

CANNABISBAKERIESDIRECTORYALABAMA.COM

CANNABISBAKERIESDIRECTORYALASKA.COM

CANNABISBAKERIESDIRECTORYARIZONA.COM

CANNABISBAKERIESDIRECTORYARKANSAS.COM

CANNABISBAKERIESDIRECTORYCALIFORNIA.COM

CANNABISBAKERIESDIRECTORYCOLORADO.COM

CANNABISBAKERIESDIRECTORYCONNECTICUT.COM

CANNABISBAKERIESDIRECTORYDELAWARE.COM

CANNABISBAKERIESDIRECTORYFLORIDA.COM

CANNABISBAKERIESDIRECTORYGEORGIA.COM

CANNABISBAKERIESDIRECTORYHAWAII.COM

CANNABISBAKERIESDIRECTORYIDAHO.COM

CANNABISBAKERIESDIRECTORYILLINOIS.COM

CANNABISBAKERIESDIRECTORYINDIANA.COM

CANNABISBAKERIESDIRECTORYIOWA.COM

CANNABISBAKERIESDIRECTORYKANSAS.COM

CANNABISBAKERIESDIRECTORYKENTUCKY.COM

CANNABISBAKERIESDIRECTORYLOUISIANA.COM

CANNABISBAKERIESDIRECTORYMAINE.COM

CANNABISBAKERIESDIRECTORYMARYLAND.COM

CANNABISBAKERIESDIRECTORYMASSACHUSETTS.COM

CANNABISBAKERIESDIRECTORYMICHIGAN.COM

CANNABISBAKERIESDIRECTORYMINNESOTA.COM

CANNABISBAKERIESDIRECTORYMISSISSIPPI.COM

CANNABISBAKERIESDIRECTORYMISSOURI.COM

CANNABISBAKERIESDIRECTORYMONTANA.COM

CANNABISBAKERIESDIRECTORYNEBRASKA.COM

CANNABISBAKERIESDIRECTORYNEVADA.COM

CANNABISBAKERIESDIRECTORYNEWHAMPSHIRE.COM

CANNABISBAKERIESDIRECTORYNEWJERSEY.COM

CANNABISBAKERIESDIRECTORYNEWMEXICO.COM

CANNABISBAKERIESDIRECTORYNEWYORK.COM

CANNABISBAKERIESDIRECTORYNORTHCAROLINA.COM

CANNABISBAKERIESDIRECTORYNORTHDAKOTA.COM

CANNABISBAKERIESDIRECTORYOHIO.COM

CANNABISBAKERIESDIRECTORYOKLAHOMA.COM

CANNABISBAKERIESDIRECTORYOREGON.COM

CANNABISBAKERIESDIRECTORYPENNSYLVANIA.COM

CANNABISBAKERIESDIRECTORYRHODEISLAND.COM

CANNABISBAKERIESDIRECTORYSOUTHCAROLINA.COM

CANNABISBAKERIESDIRECTORYSOUTHDAKOTA.COM

CANNABISBAKERIESDIRECTORYTENNESSEE.COM

CANNABISBAKERIESDIRECTORYTEXAS.COM

CANNABISBAKERIESDIRECTORYUTAH.COM

CANNABISBAKERIESDIRECTORYVERMONT.COM

CANNABISBAKERIESDIRECTORYVIRGINIA.COM

CANNABISBAKERIESDIRECTORYWASHINGTON.COM

CANNABISBAKERIESDIRECTORYWESTVIRGINIA.COM

CANNABISBAKERIESDIRECTORYWISCONSIN.COM

CANNABISBAKERIESDIRECTORYWYOMING.COM

CANNABISBAKERIESFLORIDA.COM

CANNABISBAKERIESGEORGIA.COM

CANNABISBAKERIESHAWAII.COM

CANNABISBAKERIESIDAHO.COM

CANNABISBAKERIESILLINOIS.COM

CANNABISBAKERIESINDIANA.COM

CANNABISBAKERIESIOWA.COM

CANNABISBAKERIESKANSAS.COM

CANNABISBAKERIESKENTUCKY.COM

CANNABISBAKERIESLOUISIANA.COM

CANNABISBAKERIESMAINE.COM

CANNABISBAKERIESMARYLAND.COM

CANNABISBAKERIESMASSACHUSETTS.COM

CANNABISBAKERIESMICHIGAN.COM

CANNABISBAKERIESMINNESOTA.COM

CANNABISBAKERIESMISSISSIPPI.COM

CANNABISBAKERIESMISSOURI.COM

CANNABISBAKERIESMONTANA.COM

CANNABISBAKERIESNEBRASKA.COM

CANNABISBAKERIESNEVADA.COM

CANNABISBAKERIESNEWHAMPSHIRE.COM

CANNABISBAKERIESNEWJERSEY.COM

CANNABISBAKERIESNEWMEXICO.COM

CANNABISBAKERIESNEWYORK.COM

CANNABISBAKERIESNORTHCAROLINA.COM

CANNABISBAKERIESNORTHDAKOTA.COM

CANNABISBAKERIESOHIO.COM

CANNABISBAKERIESOKLAHOMA.COM

CANNABISBAKERIESOREGON.COM

CANNABISBAKERIESPENNSYLVANIA.COM

CANNABISBAKERIESRHODEISLAND.COM

CANNABISBAKERIESSOUTHCAROLINA.COM

CANNABISBAKERIESSOUTHDAKOTA.COM

CANNABISBAKERIESTENNESSEE.COM

CANNABISBAKERIESTEXAS.COM

CANNABISBAKERIESUTAH.COM

CANNABISBAKERIESVERMONT.COM

CANNABISBAKERIESVIRGINIA.COM

CANNABISBAKERIESWASHINGTON.COM

CANNABISBAKERIESWESTVIRGINIA.COM

CANNABISBAKERIESWISCONSIN.COM

CANNABISBAKERIESWYOMING.COM

CANNABISBAKERYALABAMA.COM

CANNABISBAKERYALASKA.COM

CANNABISBAKERYARIZONA.COM

CANNABISBAKERYARKANSAS.COM

CANNABISBAKERYCALIFORNIA.COM

CANNABISBAKERYCOLORADO.COM

CANNABISBAKERYCONNECTICUT.COM

CANNABISBAKERYDELAWARE.COM

CANNABISBAKERYFLORIDA.COM

CANNABISBAKERYGEORGIA.COM

CANNABISBAKERYHAWAII.COM

CANNABISBAKERYIDAHO.COM

CANNABISBAKERYILLINOIS.COM

CANNABISBAKERYINDIANA.COM

CANNABISBAKERYINFORMATION.COM

CANNABISBAKERYIOWA.COM

CANNABISBAKERYKANSAS.COM

CANNABISBAKERYKENTUCKY.COM

CANNABISBAKERYLOUISIANA.COM

CANNABISBAKERYMAINE.COM

CANNABISBAKERYMARYLAND.COM

CANNABISBAKERYMASSACHUSETTS.COM

CANNABISBAKERYMICHIGAN.COM

CANNABISBAKERYMINNESOTA.COM

CANNABISBAKERYMISSISSIPPI.COM

CANNABISBAKERYMISSOURI.COM

CANNABISBAKERYMONTANA.COM

CANNABISBAKERYNEBRASKA.COM

CANNABISBAKERYNEVADA.COM

CANNABISBAKERYNEWHAMPSHIRE.COM

CANNABISBAKERYNEWJERSEY.COM

CANNABISBAKERYNEWMEXICO.COM

CANNABISBAKERYNEWYORK.COM

CANNABISBAKERYNORTHCAROLINA.COM

CANNABISBAKERYNORTHDAKOTA.COM

CANNABISBAKERYOHIO.COM

CANNABISBAKERYOKLAHOMA.COM

CANNABISBAKERYOREGON.COM

CANNABISBAKERYPENNSYLVANIA.COM

CANNABISBAKERYRHODEISLAND.COM

CANNABISBAKERYSOUTHCAROLINA.COM

CANNABISBAKERYSOUTHDAKOTA.COM

CANNABISBAKERYTENNESSEE.COM

CANNABISBAKERYTEXAS.COM

CANNABISBAKERYUTAH.COM

CANNABISBAKERYVERMONT.COM

CANNABISBAKERYVIRGINIA.COM

CANNABISBAKERYWASHINGTON.COM

CANNABISBAKERYWESTVIRGINIA.COM

CANNABISBAKERYWISCONSIN.COM

CANNABISBAKERYWYOMING.COM

CANNABISBAKINGSUPPLIES.COM

CANNABISBUN.COM

CANNABISBUSINESSADS.COM

CANNABISBUSINESSREGISTER.COM

CANNABISBUSINESSREGISTRY.COM

CANNABISCANDYRECIPES.COM

CANNABISCARBS.COM

CANNABISCLEANSE.COM

CANNABISCURINGCANCER.COM

CANNABISDAVERTISINGINFORMATION.COM

CANNABISDECISION.COM

CANNABISDELICACIES.COM

CANNABISDELICACY.COM

CANNABISDETERMINATION.COM

CANNABISDIRECTORYALABAMA.COM

CANNABISDIRECTORYALASKA.COM

CANNABISDIRECTORYARIZONA.COM

CANNABISDIRECTORYARKANSAS.COM

CANNABISDIRECTORYCALIFORNIA.COM

CANNABISDIRECTORYCOLORADO.COM

CANNABISDIRECTORYCONNECTICUT.COM

CANNABISDIRECTORYDELAWARE.COM

CANNABISDIRECTORYFLORIDA.COM

CANNABISDIRECTORYGEORGIA.COM

CANNABISDIRECTORYHAWAII.COM

CANNABISDIRECTORYIDAHO.COM

CANNABISDIRECTORYILLINOIS.COM

CANNABISDIRECTORYINDIANA.COM

CANNABISDIRECTORYIOWA.COM

CANNABISDIRECTORYKANSAS.COM

CANNABISDIRECTORYKENTUCKY.COM

CANNABISDIRECTORYLOUISIANA.COM

CANNABISDIRECTORYMAINE.COM

CANNABISDIRECTORYMARYLAND.COM

CANNABISDIRECTORYMASSACHUSETTS.COM

CANNABISDIRECTORYMICHIGAN.COM

CANNABISDIRECTORYMINNESOTA.COM

CANNABISDIRECTORYMISSISSIPPI.COM

CANNABISDIRECTORYMISSOURI.COM

CANNABISDIRECTORYMONTANA.COM

CANNABISDIRECTORYNEBRASKA.COM

CANNABISDIRECTORYNEVADA.COM

CANNABISDIRECTORYNEWHAMPSHIRE.COM

CANNABISDIRECTORYNEWJERSEY.COM

CANNABISDIRECTORYNEWMEXICO.COM

CANNABISDIRECTORYNEWYORK.COM

CANNABISDIRECTORYNORTHCAROLINA.COM

CANNABISDIRECTORYNORTHDAKOTA.COM

CANNABISDIRECTORYOHIO.COM

CANNABISDIRECTORYOKLAHOMA.COM

CANNABISDIRECTORYOREGON.COM

CANNABISDIRECTORYPENNSYLVANIA.COM

CANNABISDIRECTORYRHODEISLAND.COM

CANNABISDIRECTORYSOUTHCAROLINA.COM

CANNABISDIRECTORYSOUTHDAKOTA.COM

CANNABISDIRECTORYTENNESSEE.COM

CANNABISDIRECTORYTEXAS.COM

CANNABISDIRECTORYUTAH.COM

CANNABISDIRECTORYVERMONT.COM

CANNABISDIRECTORYVIRGINIA.COM

CANNABISDIRECTORYWASHINGTON.COM

CANNABISDIRECTORYWESTVIRGINIA.COM

CANNABISDIRECTORYWISCONSIN.COM

CANNABISDIRECTORYWYOMING.COM

CANNABISDISHES.COM

CANNABISDISPENSARYALABAMA.COM

CANNABISDISPENSARYALASKA.COM

CANNABISDISPENSARYARIZONA.COM

CANNABISDISPENSARYARKANSAS.COM

CANNABISDISPENSARYCALIFORNIA.COM

CANNABISDISPENSARYCOLORADO.COM

CANNABISDISPENSARYCONNECTICUT.COM

CANNABISDISPENSARYDELAWARE.COM

CANNABISDISPENSARYFLORIDA.COM

CANNABISDISPENSARYGEORGIA.COM

CANNABISDISPENSARYIDAHO.COM

CANNABISDISPENSARYILLINOIS.COM

CANNABISDISPENSARYINDIANA.COM

CANNABISDISPENSARYINFORMATION.COM

CANNABISDISPENSARYIOWA.COM

CANNABISDISPENSARYKANSAS.COM

CANNABISDISPENSARYKENTUCKY.COM

CANNABISDISPENSARYLOUISIANA.COM

CANNABISDISPENSARYMAINE.COM

CANNABISDISPENSARYMARYLAND.COM

CANNABISDISPENSARYMASSACHUSETTS.COM

CANNABISDISPENSARYMICHIGAN.COM

CANNABISDISPENSARYMINNESOTA.COM

CANNABISDISPENSARYMISSISSIPPI.COM

CANNABISDISPENSARYMISSOURI.COM

CANNABISDISPENSARYMONTANA.COM

CANNABISDISPENSARYNEBRASKA.COM

CANNABISDISPENSARYNEVADA.COM

CANNABISDISPENSARYNEWHAMPSHIRE.COM

CANNABISDISPENSARYNEWJERSEY.COM

CANNABISDISPENSARYNEWMEXICO.COM

CANNABISDISPENSARYNEWYORK.COM

CANNABISDISPENSARYNORTHCAROLINA.COM

CANNABISDISPENSARYNORTHDAKOTA.COM

CANNABISDISPENSARYOHIO.COM

CANNABISDISPENSARYOKLAHOMA.COM

CANNABISDISPENSARYOREGON.COM

CANNABISDISPENSARYPENNSYLVANIA.COM

CANNABISDISPENSARYRHODEISLAND.COM

CANNABISDISPENSARYSOUTHCAROLINA.COM

CANNABISDISPENSARYSOUTHDAKOTA.COM

CANNABISDISPENSARYTENNESSEE.COM

CANNABISDISPENSARYTEXAS.COM

CANNABISDISPENSARYUTAH.COM

CANNABISDISPENSARYVERMONT.COM

CANNABISDISPENSARYVIRGINIA.COM

CANNABISDISPENSARYWASHINGTON.COM

CANNABISDISPENSARYWESTVIRGINIA.COM

CANNABISDISPENSARYWISCONSIN.COM

CANNABISDISPENSARYWYOMING.COM

CANNABISDISTRIBUTORCONVENTION.COM

CANNABISDISTRIBUTORLOCATIONS.COM

CANNABISDISTRIBUTORSALABAMA.COM

CANNABISDISTRIBUTORSALASKA.COM

CANNABISDISTRIBUTORSARIZONA.COM

CANNABISDISTRIBUTORSARKANSAS.COM

CANNABISDISTRIBUTORSCALIFORNIA.COM

CANNABISDISTRIBUTORSCOALITION.COM

CANNABISDISTRIBUTORSCOLORADO.COM

CANNABISDISTRIBUTORSCONNECTICUT.COM

CANNABISDISTRIBUTORSDELAWARE.COM

CANNABISDISTRIBUTORSFLORIDA.COM

CANNABISDISTRIBUTORSGEORGIA.COM

CANNABISDISTRIBUTORSHAWAII.COM

CANNABISDISTRIBUTORSHOW.COM

CANNABISDISTRIBUTORSIDAHO.COM

CANNABISDISTRIBUTORSILLINOIS.COM

CANNABISDISTRIBUTORSINDIANA.COM

CANNABISDISTRIBUTORSIOWA.COM

CANNABISDISTRIBUTORSKANSAS.COM

CANNABISDISTRIBUTORSKENTUCKY.COM

CANNABISDISTRIBUTORSLOUISIANA.COM

CANNABISDISTRIBUTORSMAINE.COM

CANNABISDISTRIBUTORSMARYLAND.COM

CANNABISDISTRIBUTORSMASSACHUSETTS.COM

CANNABISDISTRIBUTORSMICHIGAN.COM

CANNABISDISTRIBUTORSMINNESOTA.COM

CANNABISDISTRIBUTORSMISSISSIPPI.COM

CANNABISDISTRIBUTORSMISSOURI.COM

CANNABISDISTRIBUTORSMONTANA.COM

CANNABISDISTRIBUTORSNEBRASKA.COM

CANNABISDISTRIBUTORSNEVADA.COM

CANNABISDISTRIBUTORSNEWHAMPSHIRE.COM

CANNABISDISTRIBUTORSNEWJERSEY.COM

CANNABISDISTRIBUTORSNEWMEXICO.COM

CANNABISDISTRIBUTORSNEWYORK.COM

CANNABISDISTRIBUTORSNORTHCAROLINA.COM

CANNABISDISTRIBUTORSNORTHDAKOTA.COM

CANNABISDISTRIBUTORSOFAMERICA.COM

CANNABISDISTRIBUTORSOHIO.COM

CANNABISDISTRIBUTORSOKLAHOMA.COM

CANNABISDISTRIBUTORSOREGON.COM

CANNABISDISTRIBUTORSPENNSYLVANIA.COM

CANNABISDISTRIBUTORSRHODEISLAND.COM

CANNABISDISTRIBUTORSSOUTHCAROLINA.COM

CANNABISDISTRIBUTORSSOUTHDAKOTA.COM

CANNABISDISTRIBUTORSTENNESSEE.COM

CANNABISDISTRIBUTORSTEXAS.COM

CANNABISDISTRIBUTORSUSA.COM

CANNABISDISTRIBUTORSUTAH.COM

CANNABISDISTRIBUTORSVERMONT.COM

CANNABISDISTRIBUTORSVIRGINIA.COM

CANNABISDISTRIBUTORSWASHINGTON.COM

CANNABISDISTRIBUTORSWESTVIRGINIA.COM

CANNABISDISTRIBUTORSWISCONSIN.COM

CANNABISDISTRIBUTORSWYOMING.COM

CANNABISDISTRUBUTORSSHOW.COM

CANNABISDOMAININFORMATION.COM

CANNABIS-DOMAINS.COM

CANNABISDOMAINSPECIALISTS.COM

CANNABISDOUGH.COM

CANNABISEDIBLECONVENTION.COM

CANNABISEDIBLEDRINKS.COM

CANNABISEDIBLEFOODS.COM

CANNABISEDIBLESALABAMA.COM

CANNABISEDIBLESALASKA.COM

CANNABISEDIBLESARIZONA.COM

CANNABISEDIBLESARKANSAS.COM

CANNABISEDIBLESCALIFORNIA.COM

CANNABISEDIBLESCOLORADO.COM

CANNABISEDIBLESCONNECTICUT.COM

CANNABISEDIBLESCONVENTION.COM

CANNABISEDIBLESDELAWARE.COM

CANNABISEDIBLESDISTRICTOFCOLUMBIA.COM

CANNABISEDIBLESFLORIDA.COM

CANNABISEDIBLESGEORGIA.COM

CANNABISEDIBLESHAWAII.COM

CANNABISEDIBLESIDAHO.COM

CANNABISEDIBLESILLINOIS.COM

CANNABISEDIBLESINDIANA.COM

CANNABISEDIBLESINFORMATION.COM

CANNABISEDIBLESIOWA.COM

CANNABISEDIBLESKANSAS.COM

CANNABISEDIBLESKENTUCKY.COM

CANNABISEDIBLESLOUISIANA.COM

CANNABISEDIBLESMAINE.COM

CANNABISEDIBLESMARYLAND.COM

CANNABISEDIBLESMASSACHUSETTS.COM

CANNABISEDIBLESMICHIGAN.COM

CANNABISEDIBLESMINNESOTA.COM

CANNABISEDIBLESMISSISSIPPI.COM

CANNABISEDIBLESMISSOURI.COM

CANNABISEDIBLESMONTANA.COM

CANNABISEDIBLESNEBRASKA.COM

CANNABISEDIBLESNEVADA.COM

CANNABISEDIBLESNEWHAMPSHIRE.COM

CANNABISEDIBLESNEWJERSEY.COM

CANNABISEDIBLESNEWMEXICO.COM

CANNABISEDIBLESNEWYORK.COM

CANNABISEDIBLESNORTHCAROLINA.COM

CANNABISEDIBLESNORTHDAKOTA.COM

CANNABISEDIBLESOFAMERICA.COM

CANNABISEDIBLESOHIO.COM

CANNABISEDIBLESOKLAHOMA.COM

CANNABISEDIBLESOREGON.COM

CANNABISEDIBLESPENNSYLVANIA.COM

CANNABISEDIBLESRHODEISLAND.COM

CANNABISEDIBLESSHOW.COM

CANNABISEDIBLESSOUTHCAROLINA.COM

CANNABISEDIBLESSOUTHDAKOTA.COM

CANNABISEDIBLESSUPPLIES.COM

CANNABISEDIBLESSUPPLY.COM

CANNABISEDIBLESTENNESSEE.COM

CANNABISEDIBLESTEXAS.COM

CANNABISEDIBLESUTAH.COM

CANNABISEDIBLESVERMONT.COM

CANNABISEDIBLESVIRGINIA.COM

CANNABISEDIBLESWASHINGTON.COM

CANNABISEDIBLESWESTVIRGINIA.COM

CANNABISEDIBLESWISCONSIN.COM

CANNABISEDIBLESWYOMING.COM

CANNABISEDUCATIONALGROUP.COM

CANNABISEDUCATORS.COM

CANNABISFARE.COM

CANNABISFORLOVERS.COM

CANNABISFORMARIJUANA.COM

CANNABISFORSTONERS.COM

CANNABISFOUNDATIONOFAMERICA.COM

CANNABISFOUNDATIONUSA.COM

CANNABISFROZENDESERT.COM

CANNABISFROZENTREAT.COM

CANNABISGOODTIMES.COM

CANNABISGROWERSCHAT.COM

CANNABISGROWERSCOALITION.COM

CANNABISGROWERSCONFERENCE.COM

CANNABISGROWERSEXHIBIT.COM

CANNABISGROWERSEXHIBITION.COM

CANNABISGROWERSFEDERATION.COM

CANNABISGROWERSINFORMATION.COM

CANNABISGROWERSINTERNATIONAL.COM

CANNABISGROWERSONLINE.COM

CANNABISGROWERSORGANIZATION.COM

CANNABISGROWERSSOCIETY.COM

CANNABISGROWERSSUMMIT.COM

CANNABISGROWERSSYNDICATE.COM

CANNABISID.COM

CANNABISINTERNATIONALCONVENTION.COM

CANNABISJELLYROLL.COM

CANNABISJUDGEMENT.COM

CANNABISJUICING.COM

CANNABISLEGALIZATIONGROUP.COM

CANNABISLOAF.COM

CANNABISMANUFACTUREREXHIBITION.COM

CANNABISMANUFACTURERSCOALITION.COM

CANNABISMANUFACTURERSCONFERENCE.COM

CANNABISMANUFACTURERSEXHIBIT.COM

CANNABISMANUFACTURERSEXHIBITION.COM

CANNABISMANUFACTURERSINTERNATIONAL.COM

CANNABISMANUFACTURERSSUMMIT.COM

CANNABISMARKETALABAMA.COM

CANNABISMARKETALASKA.COM

CANNABISMARKETARIZONA.COM

CANNABISMARKETARKANSAS.COM

CANNABISMARKETCALIFORNIA.COM

CANNABISMARKETCOLORADO.COM

CANNABISMARKETCONNECTICUT.COM

CANNABISMARKETDELAWARE.COM

CANNABISMARKETFLORIDA.COM

CANNABISMARKETGEORGIA.COM

CANNABISMARKETHAWAII.COM

CANNABISMARKETIDAHO.COM

CANNABISMARKETILLINOIS.COM

CANNABISMARKETINDIANA.COM

CANNABISMARKETIOWA.COM

CANNABISMARKETKANSAS.COM

CANNABISMARKETKENTUCKY.COM

CANNABISMARKETLOCATIONS.COM

CANNABISMARKETLOUISIANA.COM

CANNABISMARKETMAINE.COM

CANNABISMARKETMARYLAND.COM

CANNABISMARKETMASSACHUSETTS.COM

CANNABISMARKETMICHIGAN.COM

CANNABISMARKETMINNESOTA.COM

CANNABISMARKETMISSISSIPPI.COM

CANNABISMARKETMISSOURI.COM

CANNABISMARKETMONTANA.COM

CANNABISMARKETNEBRASKA.COM

CANNABISMARKETNEVADA.COM

CANNABISMARKETNEWHAMPSHIRE.COM

CANNABISMARKETNEWJERSEY.COM

CANNABISMARKETNEWMEXICO.COM

CANNABISMARKETNEWYORK.COM

CANNABISMARKETNORTHCAROLINA.COM

CANNABISMARKETNORTHDAKOTA.COM

CANNABISMARKETOHIO.COM

CANNABISMARKETOKLAHOMA.COM

CANNABISMARKETOREGON.COM

CANNABISMARKETPENNSYLVANIA.COM

CANNABISMARKETRHODEISLAND.COM

CANNABISMARKETSOUTHCAROLINA.COM

CANNABISMARKETSOUTHDAKOTA.COM

CANNABISMARKETTENNESSEE.COM

CANNABISMARKETTEXAS.COM

CANNABISMARKETUTAH.COM

CANNABISMARKETVERMONT.COM

CANNABISMARKETVIRGINIA.COM

CANNABISMARKETWASHINGTON.COM

CANNABISMARKETWESTVIRGINIA.COM

CANNABISMARKETWISCONSIN.COM

CANNABISMARKETWYOMING.COM

CANNABISMEATBALLS.COM

CANNABISMEDIBLESOFAMERICA.COM

CANNABISMEDICALDISTRIBUTORS.COM

CANNABISMEDICALSUPPLIES.COM

CANNABISNATIONALCONVENTION.COM

CANNABISNEWSLINE.COM

CANNABISOFAMERICA.COM

CANNABISOFTHEMONTH.COM

CANNABISOPINION.COM

CANNABISPOLITICALCHAT.COM

CANNABISPOLITICALCHATROOM.COM

CANNABISPROTEINS.COM

CANNABISPUDDING.COM

CANNABISRELAXATION.COM

CANNABISRESELLER.COM

CANNABISRESELLERS.COM

CANNABISSAMPLE.COM

CANNABISSHOW2014.COM

CANNABISSMOKING.COM

CANNABISSNACKFOODS.COM

CANNABISSNACKFOODSOFAMERICA.COM

CANNABISSNACKFOODSSOFAMERICA.COM

CANNABISSNACKRECIPES.COM

CANNABISSTORELOCATIONS.COM

CANNABISSUMMARY.COM

CANNABISSUPERMARKETALABAMA.COM

CANNABISSUPERMARKETALASKA.COM

CANNABISSUPERMARKETARIZONA.COM

CANNABISSUPERMARKETARKANSAS.COM

CANNABISSUPERMARKETCALIFORNIA.COM

CANNABISSUPERMARKETCOLORADO.COM

CANNABISSUPERMARKETCONNECTICUT.COM

CANNABISSUPERMARKETDELAWARE.COM

CANNABISSUPERMARKETDISTRICTOFCOLUMBIA.COM

CANNABISSUPERMARKETFLORIDA.COM

CANNABISSUPERMARKETGEORGIA.COM

CANNABISSUPERMARKETHAWAII.COM

CANNABISSUPERMARKETIDAHO.COM

CANNABISSUPERMARKETILLINOIS.COM

CANNABISSUPERMARKETINDIANA.COM

CANNABISSUPERMARKETIOWA.COM

CANNABISSUPERMARKETKANSAS.COM

CANNABISSUPERMARKETKENTUCKY.COM

CANNABISSUPERMARKETLOUISIANA.COM

CANNABISSUPERMARKETMAINE.COM

CANNABISSUPERMARKETMARYLAND.COM

CANNABISSUPERMARKETMASSACHUSETTS.COM

CANNABISSUPERMARKETMICHIGAN.COM

CANNABISSUPERMARKETMINNESOTA.COM

CANNABISSUPERMARKETMISSISSIPPI.COM

CANNABISSUPERMARKETMISSOURI.COM

CANNABISSUPERMARKETMONTANA.COM

CANNABISSUPERMARKETNEBRASKA.COM

CANNABISSUPERMARKETNEVADA.COM

CANNABISSUPERMARKETNEWHAMPSHIRE.COM

CANNABISSUPERMARKETNEWJERSEY.COM

CANNABISSUPERMARKETNEWMEXICO.COM

CANNABISSUPERMARKETNEWYORK.COM

CANNABISSUPERMARKETNORTHCAROLINA.COM

CANNABISSUPERMARKETNORTHDAKOTA.COM

CANNABISSUPERMARKETOHIO.COM

CANNABISSUPERMARKETOKLAHOMA.COM

CANNABISSUPERMARKETOREGON.COM

CANNABISSUPERMARKETPENNSYLVANIA.COM

CANNABISSUPERMARKETRHODEISLAND.COM

CANNABISSUPERMARKETSALABAMA.COM

CANNABISSUPERMARKETSALASKA.COM

CANNABISSUPERMARKETSARIZONA.COM

CANNABISSUPERMARKETSARKANSAS.COM

CANNABISSUPERMARKETSCALIFORNIA.COM

CANNABISSUPERMARKETSCOLORADO.COM

CANNABISSUPERMARKETSCONNECTICUT.COM

CANNABISSUPERMARKETSDELAWARE.COM

CANNABISSUPERMARKETSDISTRICTOFCOLUMBIA.COM

CANNABISSUPERMARKETSFLORIDA.COM

CANNABISSUPERMARKETSGEORGIA.COM

CANNABISSUPERMARKETSHAWAII.COM

CANNABISSUPERMARKETSIDAHO.COM

CANNABISSUPERMARKETSILLINOIS.COM

CANNABISSUPERMARKETSINDIANA.COM

CANNABISSUPERMARKETSIOWA.COM

CANNABISSUPERMARKETSKANSAS.COM

CANNABISSUPERMARKETSKENTUCKY.COM

CANNABISSUPERMARKETSLOUISIANA.COM

CANNABISSUPERMARKETSMAINE.COM

CANNABISSUPERMARKETSMARYLAND.COM

CANNABISSUPERMARKETSMASSACHUSETTS.COM

CANNABISSUPERMARKETSMICHIGAN.COM

CANNABISSUPERMARKETSMINNESOTA.COM

CANNABISSUPERMARKETSMISSISSIPPI.COM

CANNABISSUPERMARKETSMISSOURI.COM

CANNABISSUPERMARKETSMONTANA.COM

CANNABISSUPERMARKETSNEBRASKA.COM

CANNABISSUPERMARKETSNEVADA.COM

CANNABISSUPERMARKETSNEWHAMPSHIRE.COM

CANNABISSUPERMARKETSNEWJERSEY.COM

CANNABISSUPERMARKETSNEWMEXICO.COM

CANNABISSUPERMARKETSNEWYORK.COM

CANNABISSUPERMARKETSNORTHCAROLINA.COM

CANNABISSUPERMARKETSNORTHDAKOTA.COM

CANNABISSUPERMARKETSOHIO.COM

CANNABISSUPERMARKETSOKLAHOMA.COM

CANNABISSUPERMARKETSOREGON.COM

CANNABISSUPERMARKETSOUTHCAROLINA.COM

CANNABISSUPERMARKETSOUTHDAKOTA.COM

CANNABISSUPERMARKETSPENNSYLVANIA.COM

CANNABISSUPERMARKETSRHODEISLAND.COM

CANNABISSUPERMARKETSSOUTHCAROLINA.COM

CANNABISSUPERMARKETSSOUTHDAKOTA.COM

CANNABISSUPERMARKETSTENNESSEE.COM

CANNABISSUPERMARKETSTEXAS.COM

CANNABISSUPERMARKETSUTAH.COM

CANNABISSUPERMARKETSVERMONT.COM

CANNABISSUPERMARKETSVIRGINIA.COM

CANNABISSUPERMARKETSWASHINGTON.COM

CANNABISSUPERMARKETSWESTVIRGINIA.COM

CANNABISSUPERMARKETSWISCONSIN.COM

CANNABISSUPERMARKETSWYOMING.COM

CANNABISSUPERMARKETTENNESSEE.COM

CANNABISSUPERMARKETTEXAS.COM

CANNABISSUPERMARKETUTAH.COM

CANNABISSUPERMARKETVERMONT.COM

CANNABISSUPERMARKETVIRGINIA.COM

CANNABISSUPERMARKETWASHINGTON.COM

CANNABISSUPERMARKETWESTVIRGINIA.COM

CANNABISSUPERMARKETWISCONSIN.COM

CANNABISSUPERMARKETWYOMING.COM

CANNABISSUPPLIERCONVENTION.COM

CANNABISSUPPLIERSALABAMA.COM

CANNABISSUPPLIERSALASKA.COM

CANNABISSUPPLIERSARIZONA.COM

CANNABISSUPPLIERSARKANSAS.COM

CANNABISSUPPLIERSCALIFORNIA.COM

CANNABISSUPPLIERSCOLORADO.COM

CANNABISSUPPLIERSCONNECTICUT.COM

CANNABISSUPPLIERSDELAWARE.COM

CANNABISSUPPLIERSFLORIDA.COM

CANNABISSUPPLIERSGEORGIA.COM

CANNABISSUPPLIERSHAWAII.COM

CANNABISSUPPLIERSIDAHO.COM

CANNABISSUPPLIERSILLINOIS.COM

CANNABISSUPPLIERSINDIANA.COM

CANNABISSUPPLIERSINFORMATION.COM

CANNABISSUPPLIERSIOWA.COM

CANNABISSUPPLIERSKANSAS.COM

CANNABISSUPPLIERSKENTUCKY.COM

CANNABISSUPPLIERSLOUISIANA.COM

CANNABISSUPPLIERSMAINE.COM

CANNABISSUPPLIERSMARYLAND.COM

CANNABISSUPPLIERSMASSACHUSETTS.COM

CANNABISSUPPLIERSMICHIGAN.COM

CANNABISSUPPLIERSMINNESOTA.COM

CANNABISSUPPLIERSMISSISSIPPI.COM

CANNABISSUPPLIERSMISSOURI.COM

CANNABISSUPPLIERSMONTANA.COM

CANNABISSUPPLIERSNEBRASKA.COM

CANNABISSUPPLIERSNEVADA.COM

CANNABISSUPPLIERSNEWHAMPSHIRE.COM

CANNABISSUPPLIERSNEWJERSEY.COM

CANNABISSUPPLIERSNEWMEXICO.COM

CANNABISSUPPLIERSNEWYORK.COM

CANNABISSUPPLIERSNORTHCAROLINA.COM

CANNABISSUPPLIERSNORTHDAKOTA.COM

CANNABISSUPPLIERSOHIO.COM

CANNABISSUPPLIERSOKLAHOMA.COM

CANNABISSUPPLIERSOREGON.COM

CANNABISSUPPLIERSPENNSYLVANIA.COM

CANNABISSUPPLIERSRHODEISLAND.COM

CANNABISSUPPLIERSSOUTHCAROLINA.COM

CANNABISSUPPLIERSSOUTHDAKOTA.COM

CANNABISSUPPLIERSTENNESSEE.COM

CANNABISSUPPLIERSTEXAS.COM

CANNABISSUPPLIERSUTAH.COM

CANNABISSUPPLIERSVERMONT.COM

CANNABISSUPPLIERSVIRGINIA.COM

CANNABISSUPPLIERSWASHINGTON.COM

CANNABISSUPPLIERSWESTVIRGINIA.COM

CANNABISSUPPLIERSWISCONSIN.COM

CANNABISSUPPLIERSWYOMING.COM

CANNABISTESTINGALABAMA.COM

CANNABISTESTINGALASKA.COM

CANNABISTESTINGARIZONA.COM

CANNABISTESTINGARKANSAS.COM

CANNABISTESTINGCALIFORNIA.COM

CANNABISTESTINGCOLORADO.COM

CANNABISTESTINGCONNECTICUT.COM

CANNABISTESTINGDELAWARE.COM

CANNABISTESTINGDISTRICTOFCOLUMBIA.COM

CANNABISTESTINGFLORIDA.COM

CANNABISTESTINGGEORGIA.COM

CANNABISTESTINGHAWAII.COM

CANNABISTESTINGIDAHO.COM

CANNABISTESTINGILLINOIS.COM

CANNABISTESTINGINDIANA.COM

CANNABISTESTINGIOWA.COM

CANNABISTESTINGKANSAS.COM

CANNABISTESTINGKENTUCKY.COM

CANNABISTESTINGLOUISIANA.COM

CANNABISTESTINGMAINE.COM

CANNABISTESTINGMARYLAND.COM

CANNABISTESTINGMASSACHUSETTS.COM

CANNABISTESTINGMICHIGAN.COM

CANNABISTESTINGMINNESOTA.COM

CANNABISTESTINGMISSISSIPPI.COM

CANNABISTESTINGMISSOURI.COM

CANNABISTESTINGMONTANA.COM

CANNABISTESTINGNEBRASKA.COM

CANNABISTESTINGNEVADA.COM

CANNABISTESTINGNEWHAMPSHIRE.COM

CANNABISTESTINGNEWJERSEY.COM

CANNABISTESTINGNEWMEXICO.COM

CANNABISTESTINGNEWYORK.COM

CANNABISTESTINGNORTHCAROLINA.COM

CANNABISTESTINGNORTHDAKOTA.COM

CANNABISTESTINGOHIO.COM

CANNABISTESTINGOKLAHOMA.COM

CANNABISTESTINGOREGON.COM

CANNABISTESTINGPENNSYLVANIA.COM

CANNABISTESTINGRHODEISLAND.COM

CANNABISTESTINGSOUTHCAROLINA.COM

CANNABISTESTINGSOUTHDAKOTA.COM

CANNABISTESTINGTENNESSEE.COM

CANNABISTESTINGTEXAS.COM

CANNABISTESTINGUTAH.COM

CANNABISTESTINGVERMONT.COM

CANNABISTESTINGVIRGINIA.COM

CANNABISTESTINGWASHINGTON.COM

CANNABISTESTINGWESTVIRGINIA.COM

CANNABISTESTINGWISCONSIN.COM

CANNABISTESTINGWYOMING.COM

CANNABISVALUATION.COM

CANNABISWHEATBREAD.COM

CANNABISWHEATROLLS.COM

CANNABISWHOLEWHEATBREAD.COM

CANNABISWHOLEWHEATROLLS.COM

CANNABISYOGURT.COM

CANNABISYOUGURT.COM

CANNACANDYRECIPES.COM

CANNACHATROOM.COM

CANNADELACASIES.COM

CANNADELICACIES.COM

CANNADELICACY.COM

CANNADIBLESCONVENTION.COM

CANNADISHES.COM

CANNADISTRIBUTORCONVENTION.COM

CANNADISTRIBUTORS.COM

CANNADISTRIBUTORSALABAMA.COM

CANNADISTRIBUTORSALASKA.COM

CANNADISTRIBUTORSARIZONA.COM

CANNADISTRIBUTORSARKANSAS.COM

CANNADISTRIBUTORSCALIFORNIA.COM

CANNADISTRIBUTORSCOALITION.COM

CANNADISTRIBUTORSCOLORADO.COM

CANNADISTRIBUTORSCONNECTICUT.COM

CANNADISTRIBUTORSDELAWARE.COM

CANNADISTRIBUTORSDISTRICTOFCOLUMBIA.COM

CANNADISTRIBUTORSFLORIDA.COM

CANNADISTRIBUTORSGEORGIA.COM

CANNADISTRIBUTORSHAWAII.COM

CANNADISTRIBUTORSIDAHO.COM

CANNADISTRIBUTORSILLINOIS.COM

CANNADISTRIBUTORSINDIANA.COM

CANNADISTRIBUTORSIOWA.COM

CANNADISTRIBUTORSKANSAS.COM

CANNADISTRIBUTORSKENTUCKY.COM

CANNADISTRIBUTORSLOUISIANA.COM

CANNADISTRIBUTORSMAINE.COM

CANNADISTRIBUTORSMARYLAND.COM

CANNADISTRIBUTORSMASSACHUSETTS.COM

CANNADISTRIBUTORSMICHIGAN.COM

CANNADISTRIBUTORSMINNESOTA.COM

CANNADISTRIBUTORSMISSISSIPPI.COM

CANNADISTRIBUTORSMISSOURI.COM

CANNADISTRIBUTORSMONTANA.COM

CANNADISTRIBUTORSNEBRASKA.COM

CANNADISTRIBUTORSNEVADA.COM

CANNADISTRIBUTORSNEWHAMPSHIRE.COM

CANNADISTRIBUTORSNEWJERSEY.COM

CANNADISTRIBUTORSNEWMEXICO.COM

CANNADISTRIBUTORSNEWYORK.COM

CANNADISTRIBUTORSNORTHCAROLINA.COM

CANNADISTRIBUTORSNORTHDAKOTA.COM

CANNADISTRIBUTORSOFAMERICA.COM

CANNADISTRIBUTORSOHIO.COM

CANNADISTRIBUTORSOREGON.COM

CANNADISTRIBUTORSRHODEISLAND.COM

CANNADISTRIBUTORSSHOW.COM

CANNADISTRIBUTORSSOUTHCAROLINA.COM

CANNADISTRIBUTORSSOUTHDAKOTA.COM

CANNADISTRIBUTORSTENNESSEE.COM

CANNADISTRIBUTORSTEXAS.COM

CANNADISTRIBUTORSUSA.COM

CANNADISTRIBUTORSVERMONT.COM

CANNADISTRIBUTORSVIRGINIA.COM

CANNADISTRIBUTORSWASHINGTON.COM

CANNADISTRIBUTORSWESTVIRGINIA.COM

CANNADISTRIBUTORSWISCONSIN.COM

CANNADISTRIBUTORSWYOMING.COM

CANNADISTRUBUTORSSHOW.COM

CANNA-DOMAINS.COM

CANNADOMAINSFORRENT.COM

CANNADOMAINSFORSALE.COM

CANNAEDIBLECONVENTION.COM

CANNAEDIBLEDRINKS.COM

CANNAEDIBLEFOODS.COM

CANNAEDIBLESCONVENTION.COM

CANNAEDIBLESOFAMERICA.COM

CANNAEDIBLESSHOW.COM

CANNAEDIBLESSUPPLIES.COM

CANNAEDIBLESSUPPLY.COM

CANNAEDUCATION.COM

CANNAEDUCATIONALGROUP.COM

CANNAFORLOVERS.COM

CANNAFORMARIJUANA.COM

CANNAFORSTONERS.COM

CANNAFOUNDATIONOFAMERICA.COM

CANNAFOUNDATIONUSA.COM

CANNAGOODTIMES.COM

CANNAGROWERSCOALITION.COM

CANNAGROWERSCONFERENCE.COM

CANNAGROWERSEXHIBIT.COM

CANNAGROWERSEXHIBITION.COM

CANNAGROWERSFEDERATION.COM

CANNAGROWERSINTERNATIONAL.COM

CANNAGROWERSONLINE.COM

CANNAGROWERSORGANIZATION.COM

CANNAGROWERSSOCIETY.COM

CANNAGROWERSSUMMIT.COM

CANNAGROWERSSYNDICATE.COM

CANNAHIGHWAY.COM

CANNAINTERNATIONALCONVENTION.COM

CANNALEGALIZATION.COM

CANNALEGALIZATIONGROUP.COM

CANNALOVER.COM

CANNAMANUFACTUREREXHIBITION.COM

CANNAMANUFACTURERSCOALITION.COM

CANNAMANUFACTURERSCONFERENCE.COM

CANNAMANUFACTURERSEXHIBIT.COM

CANNAMANUFACTURERSEXHIBITION.COM

CANNAMANUFACTURERSINTERNATIONAL.COM

CANNAMANUFACTURERSSUMMIT.COM

CANNAMEDICALDISTRIBUTORS.COM

CANNAMEDICALSUPPLIES.COM

CANNANEWSLINE.COM

CANNAPOLITICALCHAT.COM

CANNAPOLITICALCHATROOM.COM

CANNAPROMOTERS.COM

CANNARECIPEONLINE.COM

CANNAROWERSEXHIBITION.COM

CANNASHOW2014.COM

CANNASNACKFOODS.COM

CANNASNACKFOODSOFAMERICA.COM

CANNASNACKRECIPES.COM

CANNASPECIALIST.COM

CANNASUPPLIERCONVENTION.COM

CANNASUPPLIERS.COM

CANNASUPPLIERSALABAMA.COM

CANNASUPPLIERSALASKA.COM

CANNASUPPLIERSARIZONA.COM

CANNASUPPLIERSARKANSAS.COM

CANNASUPPLIERSCALIFORNIA.COM

CANNASUPPLIERSCOLORADO.COM

CANNASUPPLIERSCONNECTICUT.COM

CANNASUPPLIERSDELAWARE.COM

CANNASUPPLIERSDISTRICTOFCOLUMBIA.COM

CANNASUPPLIERSFLORIDA.COM

CANNASUPPLIERSGEORGIA.COM

CANNASUPPLIERSHAWAII.COM

CANNASUPPLIERSIDAHO.COM

CANNASUPPLIERSILLINOIS.COM

CANNASUPPLIERSINDIANA.COM

CANNASUPPLIERSIOWA.COM

CANNASUPPLIERSKANSAS.COM

CANNASUPPLIERSKENTUCKY.COM

CANNASUPPLIERSLOUISIANA.COM

CANNASUPPLIERSMAINE.COM

CANNASUPPLIERSMARYLAND.COM

CANNASUPPLIERSMASSACHUSETTS.COM

CANNASUPPLIERSMICHIGAN.COM

CANNASUPPLIERSMINNESOTA.COM

CANNASUPPLIERSMISSISSIPPI.COM

CANNASUPPLIERSMISSOURI.COM

CANNASUPPLIERSMONTANA.COM

CANNASUPPLIERSNEBRASKA.COM

CANNASUPPLIERSNEVADA.COM

CANNASUPPLIERSNEWHAMPSHIRE.COM

CANNASUPPLIERSNEWJERSEY.COM

CANNASUPPLIERSNEWMEXICO.COM

CANNASUPPLIERSNEWYORK.COM

CANNASUPPLIERSNORTHCAROLINA.COM

CANNASUPPLIERSNORTHDAKOTA.COM

CANNASUPPLIERSOHIO.COM

CANNASUPPLIERSOKLAHOMA.COM

CANNASUPPLIERSOREGON.COM

CANNASUPPLIERSPENNSYLVANIA.COM

CANNASUPPLIERSRHODEISLAND.COM

CANNASUPPLIERSSOUTHCAROLINA.COM

CANNASUPPLIERSSOUTHDAKOTA.COM

CANNASUPPLIERSTENNESSEE.COM

CANNASUPPLIERSTEXAS.COM

CANNASUPPLIERSUTAH.COM

CANNASUPPLIERSVIRGINIA.COM

CANNASUPPLIERSWASHINGTON.COM

CANNASUPPLIERSWESTVIRGINIA.COM

CANNASUPPLIERSWISCONSIN.COM

CANNASUPPLIERSWYOMING.COM

CANNBISPROMOTERS.COM

CASTATEMARIJUANAEDIBLES.COM

CASTATEMEDICALMARIJUANA.COM

CELEBRITIESFORCANNA.COM

CHATABOUTCANABIS.COM

CHATABOUTCANNA.COM

CHATABOUTCANNABIS.COM

CHATABOUTCHEEBA.COM

CHATABOUTHEMP.COM

CHATABOUTMARIJUANA.COM

CHATCANNA.COM

CHEAPMARIJUANASUPPLIER.COM

CHEAPMARIJUANASUPPLIERS.COM

CHEEBACHAT.COM

CHEECHCHONGMARIJUANA.COM

CHEECHCHONGWEED.COM

CHILLAXWEED.COM

CHILLINGWEED.COM

CHILLINWEED.COM

CHILLOUTWEED.COM

CHOCOLATEMARIJUANARECIPES.COM

CLEVELANDMEDICALMARIJUANA.COM

CLIFCANNABIS.COM

CLIFFCANNABIS.COM

COALITIONOFCANNABISDISTRIBUTORS.COM

COALITIONOFCANNABISGROWERS.COM

COALITIONOFCANNADISTRIBUTORS.COM

COALITIONOFCANNAGROWERS.COM

COALITIONOFMARIJUANADISTRIBUTORS.COM

COLORADOBESTCANNABIS.COM

COLORADOBESTMARIJUANA.COM

COLORADOBESTPOT.COM

COLORADOBESTWEED.COM

COLORADOCANABISEDIBLES.COM

COLORADOCANABISEDIBLESDIRECTORY.COM

COLORADOCANNABISBAKERIES.COM

COLORADOCANNABISBAKERY.COM

COLORADOCANNABISBAKERYDIRECTORY.COM

COLORADOCANNABISEDIBLESDIRECTORY.COM

COLORADOCANNABISHUT.COM

COLORADOCANNABISSTOREDIRECTORY.COM

COLORADOCANNABISSUPERMARKET.COM

COLORADOCANNABISSUPERMARKETS.COM

COLORADOCANNADISTRIBUTORS.COM

COLORADOHEADSHOPSDIRECTORY.COM

COLORADOHOUSEOFCANNABIS.COM

COLORADOHOUSEOFWEED.COM

COLORADOMARIJUANABAKERIES.COM

COLORADOMARIJUANABAKERIESDIRECTORY.COM

COLORADOMARIJUANABAKERYDIRECTORY.COM

COLORADOMARIJUANABAKERYSTORES.COM

COLORADOMARIJUANACANDIES.COM

COLORADOMARIJUANACANDY.COM

COLORADOMARIJUANACLINICS.COM

COLORADOMARIJUANADEALERS.COM

COLORADOMARIJUANAEDIBLES.COM

COLORADOMARIJUANAEDIBLESDIRECTORY.COM

COLORADOMARIJUANAFOODS.COM

COLORADOMARIJUANAGOODIES.COM

COLORADOMARIJUANAGOODYS.COM

COLORADOMARIJUANAGRUB.COM

COLORADOMARIJUANAHUT.COM

COLORADOMARIJUANAPHYSICIANSDIRECTORY.COM

COLORADOMARIJUANASHACK.COM

COLORADOMARIJUANASNACKFOODS.COM

COLORADOMARIJUANASNACKS.COM

COLORADOMARIJUANASTOREDIRECTORY.COM

COLORADOMARIJUANASUPERMARKET.COM

COLORADOMARIJUANASUPERMARKETS.COM

COLORADOMARIJUANATREATS.COM

COLORADOMEDICALMARIJUANACLINICS.COM

COLORADOMEDICALMARIJUANACLUB.COM

COLORADOMEDICALMARIJUANADIRECTORY.COM

COLORADOMEDICALMARIJUANADISPENSARIESDIRECTORY.COM

COLORADOMEDICALMARIJUANASHOPS.COM

COLORADOSTATEMARIJUANADISPENSARY.COM

COLORADOSTATEMARIJUANAEDIBLES.COM

COLORADOSTATEMARIJUANAPHYSICIANSDIRECTORY.COM

COLORADOSTATEMEDICALMARIJUANA.COM

COLORADOWEEDSHACK.COM

COMARIJUANAHUT.COM

COMARIJUANASHACK.COM

CONNECTICUTBESTCANNABIS.COM

CONNECTICUTBESTMARIJUANA.COM

CONNECTICUTBESTPOT.COM

CONNECTICUTBESTWEED.COM

CONNECTICUTCANABISEDIBLES.COM

CONNECTICUTCANNABISBAKERIES.COM

CONNECTICUTCANNABISBAKERY.COM

CONNECTICUTCANNABISBAKERYDIRECTORY.COM

CONNECTICUTCANNABISEDIBLESDIRECTORY.COM

CONNECTICUTCANNABISHUT.COM

CONNECTICUTCANNABISMARKET.COM

CONNECTICUTCANNABISSTOREDIRECTORY.COM

CONNECTICUTCANNABISSUPERMARKET.COM

CONNECTICUTCANNABISSUPERMARKETS.COM

CONNECTICUTCANNADISTRIBUTORS.COM

CONNECTICUTHEADSHOPSDIRECTORY.COM

CONNECTICUTHOUSEOFCANNABIS.COM

CONNECTICUTHOUSEOFWEED.COM

CONNECTICUTMARIJUANABAKERIES.COM

CONNECTICUTMARIJUANABAKERIESDIRECTORY.COM

CONNECTICUTMARIJUANABAKERY.COM

CONNECTICUTMARIJUANABAKERYDIRECTORY.COM

CONNECTICUTMARIJUANABAKERYSTORES.COM

CONNECTICUTMARIJUANACLINIC.COM

CONNECTICUTMARIJUANACLINICS.COM

CONNECTICUTMARIJUANADEALERS.COM

CONNECTICUTMARIJUANADISTRIBUTORS.COM

CONNECTICUTMARIJUANAEDIBLES.COM

CONNECTICUTMARIJUANAEDIBLESDIRECTORY.COM

CONNECTICUTMARIJUANAHUT.COM

CONNECTICUTMARIJUANAMARKET.COM

CONNECTICUTMARIJUANAPHYSICIANS.COM

CONNECTICUTMARIJUANASHACK.COM

CONNECTICUTMARIJUANASTOREDIRECTORY.COM

CONNECTICUTMARIJUANASUPERMARKET.COM

CONNECTICUTMARIJUANASUPERMARKETS.COM

CONNECTICUTMEDICALMARIJUANACLINIC.COM

CONNECTICUTMEDICALMARIJUANACLINICS.COM

CONNECTICUTMEDICALMARIJUANADIRECTORY.COM

CONNECTICUTMEDICALMARIJUANADISPENSARIESDIRECTORY.COM

CONNECTICUTMEDICALMARIJUANADOCTORS.COM

CONNECTICUTMEDICALMARIJUANAGROWERS.COM

CONNECTICUTMEDICALMARIJUANAPHYSICIANS.COM

CONNECTICUTMEDICALMARIJUANASHOPS.COM

CONNECTICUTSTATEMARIJUANADISPENSARY.COM

CONNECTICUTSTATEMARIJUANAEDIBLES.COM

CONNECTICUTSTATEMEDICALMARIJUANA.COM

CONNECTICUTWEEDSHACK.COM

CONSISTANTWEED.COM

COSTATEMARIJUANAEDIBLES.COM

COSTATEMEDICALMARIJUANA.COM

COSTOFMAMARIJUANA.COM

CTMARIJUANAHUT.COM

CTMARIJUANASHACK.COM

CTSTATEMARIJUANAEDIBLES.COM

CTSTATEMEDICALMARIJUANA.COM

DAILYESSENTIALMARIJUANA.COM

DCMARIJUANAHUT.COM

DCMARIJUANASHACK.COM

DCSTATEMARIJUANAEDIBLES.COM

DEALCANNABIS.COM

DEALMARIJUANA.COM

DELAWAREBESTCANNABIS.COM

DELAWAREBESTMARIJUANA.COM

DELAWAREBESTPOT.COM

DELAWAREBESTWEED.COM

DELAWARECANABISEDIBLES.COM

DELAWARECANNABISBAKERIES.COM

DELAWARECANNABISBAKERY.COM

DELAWARECANNABISBAKERYDIRECTORY.COM

DELAWARECANNABISEDIBLESDIRECTORY.COM

DELAWARECANNABISHUT.COM

DELAWARECANNABISMARKET.COM

DELAWARECANNABISSTOREDIRECTORY.COM

DELAWARECANNABISSUPERMARKET.COM

DELAWARECANNABISSUPERMARKETS.COM

DELAWARECANNADISTRIBUTORS.COM

DELAWAREHEADSHOPSDIRECTORY.COM

DELAWAREHOUSEOFCANNABIS.COM

DELAWAREHOUSEOFWEED.COM

DELAWAREMARIJUANABAKERIES.COM

DELAWAREMARIJUANABAKERIESDIRECTORY.COM

DELAWAREMARIJUANABAKERY.COM

DELAWAREMARIJUANABAKERYDIRECTORY.COM

DELAWAREMARIJUANABAKERYSTORES.COM

DELAWAREMARIJUANACLINIC.COM

DELAWAREMARIJUANACLINICS.COM

DELAWAREMARIJUANADEALERS.COM

DELAWAREMARIJUANADISTRIBUTORS.COM

DELAWAREMARIJUANAEDIBLES.COM

DELAWAREMARIJUANAEDIBLESDIRECTORY.COM

DELAWAREMARIJUANAGROWERS.COM

DELAWAREMARIJUANAHUT.COM

DELAWAREMARIJUANAMARKET.COM

DELAWAREMARIJUANAPHYSICIANS.COM

DELAWAREMARIJUANASHACK.COM

DELAWAREMARIJUANASTOREDIRECTORY.COM

DELAWAREMARIJUANASUPERMARKET.COM

DELAWAREMARIJUANASUPERMARKETS.COM

DELAWAREMEDICALMARIJUANACLINIC.COM

DELAWAREMEDICALMARIJUANACLINICS.COM

DELAWAREMEDICALMARIJUANADIRECTORY.COM

DELAWAREMEDICALMARIJUANADISPENSARIESDIRECTORY.COM

DELAWAREMEDICALMARIJUANADOCTORS.COM

DELAWAREMEDICALMARIJUANAGROWERS.COM

DELAWAREMEDICALMARIJUANAPHYSICIANS.COM

DELAWAREMEDICALMARIJUANASHOPS.COM

DELAWARESTATEMARIJUANADISPENSARY.COM

DELAWARESTATEMARIJUANAEDIBLES.COM

DELAWARESTATEMEDICALMARIJUANA.COM

DELAWAREWEEDSHACK.COM

DEMARIJUANAHUT.COM

DEMARIJUANASHACK.COM

DENVERMARIJUANAPROVIDERS.COM

DESTATEMARIJUANAEDIBLES.COM

DESTATEMEDICALMARIJUANA.COM

DIRTYMARIJUANA.COM

DISTRICTOFCOLUMBIABESTCANNABIS.COM

DISTRICTOFCOLUMBIABESTMARIJUANA.COM

DISTRICTOFCOLUMBIABESTPOT.COM

DISTRICTOFCOLUMBIABESTWEED.COM

DISTRICTOFCOLUMBIACANABISEDIBLES.COM

DISTRICTOFCOLUMBIACANNABISSUPERMARKET.COM

DISTRICTOFCOLUMBIACANNABISSUPERMARKETS.COM

DISTRICTOFCOLUMBIACANNADISTRIBUTORS.COM

DISTRICTOFCOLUMBIAMARIJUANACLINIC.COM

DISTRICTOFCOLUMBIAMARIJUANACLINICS.COM

DISTRICTOFCOLUMBIAMARIJUANADEALERS.COM

DISTRICTOFCOLUMBIAMARIJUANADOCTORS.COM

DISTRICTOFCOLUMBIAMARIJUANAEDIBLES.COM

DISTRICTOFCOLUMBIAMARIJUANAHUT.COM

DISTRICTOFCOLUMBIAMARIJUANASHACK.COM

DISTRICTOFCOLUMBIAMARIJUANASUPERMARKET.COM

DISTRICTOFCOLUMBIAMARIJUANASUPERMARKETS.COM

DISTRICTOFCOLUMBIAMEDICALMARIJUANACLINIC.COM

DISTRICTOFCOLUMBIAMEDICALMARIJUANACLINICS.COM

DISTRICTOFCOLUMBIAMEDICALMARIJUANADOCTORS.COM

DISTRICTOFCOLUMBIASTATEMARIJUANAEDIBLES.COM

DOGGYWEED.COM

DOMAINSFORMARIJUANA.COM

DOMAINSHEMP.COM

DYNAMICMARIJUANA.COM

ENDURANCECANNABIS.COM

EXCITEWEED.COM

FANTASTICCANNA.COM

FANTASTICCANNABIS.COM

FARMERGROWNMARIJUANA.COM

FARMERSCANNABISMARKET.COM

FARMERSHEMPMARKET.COM

FARMERSMARIJUANA.COM

FARMERSMARIJUANAMARKET.COM

FARMERSMARKETMARIJUANA.COM

FEDERATIONOFCANNABISDISTRIBUTORS.COM

FEDERATIONOFCANNABISGROWERS.COM

FEDERATIONOFCANNADISTRIBUTORS.COM

FEDERATIONOFCANNAGROWERS.COM

FEDERATIONOFMARIJUANADISTRIBUTORS.COM

FEDERATIONOFMARIJUANAGROWERS.COM

FIJICANNABIS.COM

FIJIMARIJUANA.COM

FINDITMARIJUANA.COM

FLORIDABESTCANNABIS.COM

FLORIDABESTMARIJUANA.COM

FLORIDABESTPOT.COM

FLORIDABESTWEED.COM

FLORIDACANABISEDIBLES.COM

FLORIDACANNABISBAKERIES.COM

FLORIDACANNABISBAKERY.COM

FLORIDACANNABISBAKERYDIRECTORY.COM

FLORIDACANNABISEDIBLESDIRECTORY.COM

FLORIDACANNABISHUT.COM

FLORIDACANNABISMARKET.COM

FLORIDACANNABISSTOREDIRECTORY.COM

FLORIDACANNABISSUPERMARKET.COM

FLORIDACANNABISSUPERMARKETS.COM

FLORIDACANNADISTRIBUTORS.COM

FLORIDAHEADSHOPSDIRECTORY.COM

FLORIDAHOUSEOFCANNABIS.COM

FLORIDAHOUSEOFWEED.COM

FLORIDAMARIJUANABAKERIES.COM

FLORIDAMARIJUANABAKERIESDIRECTORY.COM

FLORIDAMARIJUANABAKERY.COM

FLORIDAMARIJUANABAKERYDIRECTORY.COM

FLORIDAMARIJUANABAKERYSTORES.COM

FLORIDAMARIJUANADEALERS.COM

FLORIDAMARIJUANADISTRIBUTORS.COM

FLORIDAMARIJUANAEDIBLES.COM

FLORIDAMARIJUANAEDIBLESDIRECTORY.COM

FLORIDAMARIJUANAGROWERS.COM

FLORIDAMARIJUANAHUT.COM

FLORIDAMARIJUANAMARKET.COM

FLORIDAMARIJUANAPHARMACY.COM

FLORIDAMARIJUANAPHYSICIANS.COM

FLORIDAMARIJUANASHACK.COM

FLORIDAMARIJUANASTOREDIRECTORY.COM

FLORIDAMARIJUANASUPERMARKET.COM

FLORIDAMARIJUANASUPERMARKETS.COM

FLORIDAMEDICALMARIJUANADIRECTORY.COM

FLORIDAMEDICALMARIJUANADISPENSARIESDIRECTORY.COM

FLORIDAMEDICALMARIJUANAGROWERS.COM

FLORIDAMEDICALMARIJUANAPHYSICIANS.COM

FLORIDAMEDICALMARIJUANASHOPS.COM

FLORIDASTATEMARIJUANADISPENSARY.COM

FLORIDASTATEMARIJUANAEDIBLES.COM

FLORIDASTATEMEDICALMARIJUANA.COM

FLORIDAWEEDSHACK.COM

FREEMARIJUANACLASSIFIEDS.COM

FRESHESTCANNABIS.COM

FRESHESTMARIJUANA.COM

FUNDCANNABIS.COM

FUNTIMEMARIJUANA.COM

GALAMARIJUANA.COM

GENTLEMARIJUANA.COM

GEORGIABESTCANNABIS.COM

GEORGIABESTMARIJUANA.COM

GEORGIABESTPOT.COM

GEORGIABESTWEED.COM

GEORGIACANABISEDIBLES.COM

GEORGIACANNABISBAKERIES.COM

GEORGIACANNABISBAKERY.COM

GEORGIACANNABISBAKERYDIRECTORY.COM

GEORGIACANNABISEDIBLESDIRECTORY.COM

GEORGIACANNABISHUT.COM

GEORGIACANNABISMARKET.COM

GEORGIACANNABISSTOREDIRECTORY.COM

GEORGIACANNABISSUPERMARKET.COM

GEORGIACANNABISSUPERMARKETS.COM

GEORGIACANNADISTRIBUTORS.COM

GEORGIAHEADSHOPSDIRECTORY.COM

GEORGIAHOUSEOFCANNABIS.COM

GEORGIAHOUSEOFWEED.COM

GEORGIAMARIJUANABAKERIES.COM

GEORGIAMARIJUANABAKERIESDIRECTORY.COM

GEORGIAMARIJUANABAKERY.COM

GEORGIAMARIJUANABAKERYDIRECTORY.COM

GEORGIAMARIJUANABAKERYSTORES.COM

GEORGIAMARIJUANACLINICS.COM

GEORGIAMARIJUANADEALERS.COM

GEORGIAMARIJUANADISPENSARIES.COM

GEORGIAMARIJUANADISTRIBUTORS.COM

GEORGIAMARIJUANADOCTORS.COM

GEORGIAMARIJUANAEDIBLES.COM

GEORGIAMARIJUANAEDIBLESDIRECTORY.COM

GEORGIAMARIJUANAGROWERS.COM

GEORGIAMARIJUANAHUT.COM

GEORGIAMARIJUANAMARKET.COM

GEORGIAMARIJUANAPHYSICIANS.COM

GEORGIAMARIJUANASHACK.COM

GEORGIAMARIJUANASTOREDIRECTORY.COM

GEORGIAMARIJUANASUPERMARKET.COM

GEORGIAMARIJUANASUPERMARKETS.COM

GEORGIAMEDICALMARIJUANACLINIC.COM

GEORGIAMEDICALMARIJUANACLINICS.COM

GEORGIAMEDICALMARIJUANADIRECTORY.COM

GEORGIAMEDICALMARIJUANADISPENSARIESDIRECTORY.COM

GEORGIAMEDICALMARIJUANADOCTORS.COM

GEORGIAMEDICALMARIJUANAGROWERS.COM

GEORGIAMEDICALMARIJUANAPHYSICIANS.COM

GEORGIAMEDICALMARIJUANASHOPS.COM

GEORGIASTATEMARIJUANADISPENSARY.COM

GEORGIASTATEMARIJUANAEDIBLES.COM

GEORGIASTATEMEDICALMARIJUANA.COM

GEORGIAWEEDSHACK.COM

GREATESTCANNA.COM

GREATESTCANNABIS.COM

HAPIWEED.COM

HAPYWEED.COM

HARDYMARIJUANA.COM

HAWAIIBESTCANNABIS.COM

HAWAIIBESTMARIJUANA.COM

HAWAIIBESTPOT.COM

HAWAIIBESTWEED.COM

HAWAIICANABISEDIBLES.COM

HAWAIICANNABISBAKERIES.COM

HAWAIICANNABISBAKERY.COM

HAWAIICANNABISBAKERYDIRECTORY.COM

HAWAIICANNABISEDIBLESDIRECTORY.COM

HAWAIICANNABISHUT.COM

HAWAIICANNABISMARKET.COM

HAWAIICANNABISSTOREDIRECTORY.COM

HAWAIICANNABISSUPERMARKET.COM

HAWAIICANNABISSUPERMARKETS.COM

HAWAIICANNADISTRIBUTORS.COM

HAWAIIHEADSHOPSDIRECTORY.COM

HAWAIIHOUSEOFCANNABIS.COM

HAWAIIHOUSEOFWEED.COM

HAWAIIMARIJUANABAKERIES.COM

HAWAIIMARIJUANABAKERIESDIRECTORY.COM

HAWAIIMARIJUANABAKERY.COM

HAWAIIMARIJUANABAKERYDIRECTORY.COM

HAWAIIMARIJUANABAKERYSTORES.COM

HAWAIIMARIJUANACLINIC.COM

HAWAIIMARIJUANACLINICS.COM

HAWAIIMARIJUANADEALERS.COM

HAWAIIMARIJUANADISTRIBUTORS.COM

HAWAIIMARIJUANAEDIBLES.COM

HAWAIIMARIJUANAEDIBLESDIRECTORY.COM

HAWAIIMARIJUANAGROWERS.COM

HAWAIIMARIJUANAHUT.COM

HAWAIIMARIJUANAMARKET.COM

HAWAIIMARIJUANAPHYSICIANS.COM

HAWAIIMARIJUANASHACK.COM

HAWAIIMARIJUANASTOREDIRECTORY.COM

HAWAIIMARIJUANASUPERMARKET.COM

HAWAIIMARIJUANASUPERMARKETS.COM

HAWAIIMEDICALMARIJUANACLINIC.COM

HAWAIIMEDICALMARIJUANACLINICS.COM

HAWAIIMEDICALMARIJUANADIRECTORY.COM

HAWAIIMEDICALMARIJUANADISPENSARIESDIRECTORY.COM

HAWAIIMEDICALMARIJUANAGROWERS.COM

HAWAIIMEDICALMARIJUANAPHYSICIANS.COM

HAWAIIMEDICALMARIJUANASHOPS.COM

HAWAIISTATEMARIJUANADISPENSARY.COM

HAWAIISTATEMARIJUANAEDIBLES.COM

HAWAIISTATEMEDICALMARIJUANA.COM

HAWAIIWEEDSHACK.COM

HEADSHOPDIRECTORYALABAMA.COM

HEADSHOPDIRECTORYALASKA.COM

HEADSHOPDIRECTORYARIZONA.COM

HEADSHOPDIRECTORYARKANSAS.COM

HEADSHOPDIRECTORYCALIFORNIA.COM

HEADSHOPDIRECTORYCOLORADO.COM

HEADSHOPDIRECTORYCONNECTICUT.COM

HEADSHOPDIRECTORYDELAWARE.COM

HEADSHOPDIRECTORYFLORIDA.COM

HEADSHOPDIRECTORYGEORGIA.COM

HEADSHOPDIRECTORYHAWAII.COM

HEADSHOPDIRECTORYIDAHO.COM

HEADSHOPDIRECTORYILLINOIS.COM

HEADSHOPDIRECTORYINDIANA.COM

HEADSHOPDIRECTORYIOWA.COM

HEADSHOPDIRECTORYKANSAS.COM

HEADSHOPDIRECTORYKENTUCKY.COM

HEADSHOPDIRECTORYLOUISIANA.COM

HEADSHOPDIRECTORYMAINE.COM

HEADSHOPDIRECTORYMARYLAND.COM

HEADSHOPDIRECTORYMASSACHUSETTS.COM

HEADSHOPDIRECTORYMICHIGAN.COM

HEADSHOPDIRECTORYMINNESOTA.COM

HEADSHOPDIRECTORYMISSISSIPPI.COM

HEADSHOPDIRECTORYMISSOURI.COM

HEADSHOPDIRECTORYMONTANA.COM

HEADSHOPDIRECTORYNEBRASKA.COM

HEADSHOPDIRECTORYNEVADA.COM

HEADSHOPDIRECTORYNEWHAMPSHIRE.COM

HEADSHOPDIRECTORYNEWJERSEY.COM

HEADSHOPDIRECTORYNEWMEXICO.COM

HEADSHOPDIRECTORYNEWYORK.COM

HEADSHOPDIRECTORYNORTHCAROLINA.COM

HEADSHOPDIRECTORYNORTHDAKOTA.COM

HEADSHOPDIRECTORYOHIO.COM

HEADSHOPDIRECTORYOKLAHOMA.COM

HEADSHOPDIRECTORYOREGON.COM

HEADSHOPDIRECTORYPENNSYLVANIA.COM

HEADSHOPDIRECTORYRHODEISLAND.COM

HEADSHOPDIRECTORYSOUTHCAROLINA.COM

HEADSHOPDIRECTORYSOUTHDAKOTA.COM

HEADSHOPDIRECTORYTENNESSEE.COM

HEADSHOPDIRECTORYTEXAS.COM

HEADSHOPDIRECTORYUTAH.COM

HEADSHOPDIRECTORYVERMONT.COM

HEADSHOPDIRECTORYVIRGINIA.COM

HEADSHOPDIRECTORYWASHINGTON.COM

HEADSHOPDIRECTORYWESTVIRGINIA.COM

HEADSHOPDIRECTORYWISCONSIN.COM

HEADSHOPDIRECTORYWYOMING.COM

HEMPADVERTISINGONLINE.COM

HEMPBUSINESSADS.COM

HEMPCANNABISMARIJUANADOMAINS.COM

HEMPCAUCUS.COM

HEMPCHATROOM.COM

HEMPCLOTHINGPRODUCTS.COM

HEMPCLOTHINSPRODUCTS.COM

HEMPDISTRIBUTORSALABAMA.COM

HEMPDISTRIBUTORSALASKA.COM

HEMPDISTRIBUTORSARIZONA.COM

HEMPDISTRIBUTORSARKANSAS.COM

HEMPDISTRIBUTORSCALIFORNIA.COM

HEMPDISTRIBUTORSCOLORADO.COM

HEMPDISTRIBUTORSCONNECTICUT.COM

HEMPDISTRIBUTORSDELAWARE.COM

HEMPDISTRIBUTORSFLORIDA.COM

HEMPDISTRIBUTORSGEORGIA.COM

HEMPDISTRIBUTORSHAWAII.COM

HEMPDISTRIBUTORSIDAHO.COM

HEMPDISTRIBUTORSILLINOIS.COM

HEMPDISTRIBUTORSINDIANA.COM

HEMPDISTRIBUTORSIOWA.COM

HEMPDISTRIBUTORSKANSAS.COM

HEMPDISTRIBUTORSKENTUCKY.COM

HEMPDISTRIBUTORSLOUISIANA.COM

HEMPDISTRIBUTORSMAINE.COM

HEMPDISTRIBUTORSMARYLAND.COM

HEMPDISTRIBUTORSMASSACHUSETTS.COM

HEMPDISTRIBUTORSMICHIGAN.COM

HEMPDISTRIBUTORSMINNESOTA.COM

HEMPDISTRIBUTORSMISSISSIPPI.COM

HEMPDISTRIBUTORSMISSOURI.COM

HEMPDISTRIBUTORSMONTANA.COM

HEMPDISTRIBUTORSNEBRASKA.COM

HEMPDISTRIBUTORSNEVADA.COM

HEMPDISTRIBUTORSNEWHAMPSHIRE.COM

HEMPDISTRIBUTORSNEWJERSEY.COM

HEMPDISTRIBUTORSNEWMEXICO.COM

HEMPDISTRIBUTORSNEWYORK.COM

HEMPDISTRIBUTORSNORTHCAROLINA.COM

HEMPDISTRIBUTORSNORTHDAKOTA.COM

HEMPDISTRIBUTORSOFAMERICA.COM

HEMPDISTRIBUTORSOHIO.COM

HEMPDISTRIBUTORSOKLAHOMA.COM

HEMPDISTRIBUTORSOREGON.COM

HEMPDISTRIBUTORSORGANIZATION.COM

HEMPDISTRIBUTORSPENNSYLVANIA.COM

HEMPDISTRIBUTORSRHODEISLAND.COM

HEMPDISTRIBUTORSSOUTHCAROLINA.COM

HEMPDISTRIBUTORSSOUTHDAKOTA.COM

HEMPDISTRIBUTORSTENNESSEE.COM

HEMPDISTRIBUTORSTEXAS.COM

HEMPDISTRIBUTORSUTAH.COM

HEMPDISTRIBUTORSVERMONT.COM

HEMPDISTRIBUTORSVIRGINIA.COM

HEMPDISTRIBUTORSWASHINGTON.COM

HEMPDISTRIBUTORSWESTVIRGINIA.COM

HEMPDISTRIBUTORSWISCONSIN.COM

HEMPDISTRIBUTORSWYOMING.COM

HEMP-DOMAINS.COM

HEMPDOMAINSFORRENT.COM

HEMPDOMAINSFORSALE.COM

HEMPDOSAGE.COM

HEMPEDIBLESOFAMERICA.COM

HEMPEFFECT.COM

HEMPGROWERSASSOCIATIONOFAMERICA.COM

HEMPGROWERSCOALITION.COM

HEMPGROWERSCONFERENCE.COM

HEMPGROWERSEXHIBIT.COM

HEMPGROWERSEXHIBITION.COM

HEMPGROWERSOFAMERICA.COM

HEMPGROWERSSUMMIT.COM

HEMPMANUFACTURERSCOALITION.COM

HEMPMANUFACTURERSCONFERENCE.COM

HEMPMANUFACTURERSEXHIBIT.COM

HEMPMANUFACTURERSEXHIBITION.COM

HEMPMANUFACTURERSINTERNATIONAL.COM

HEMPMANUFACTURERSSUMMIT.COM

HEMPNATIONALCONVENTION.COM

HEMPOILMASSAGE.COM

HEMPOILMEDIBLES.COM

HEMPOILPRODUCTS.COM

HEMPPRODUCERSASSOCIATION.COM

HEMPPRODUCERSOFAMERICA.COM

HEMPPRODUCERSORGANIZATION.COM

HEMPPRODUCING.COM

HEMPSELLERS.COM

HEMPSELLERSORGANIZATION.COM

HEMPSOCIALMEDIA.COM

HEMPSUPPLIERSALABAMA.COM

HEMPSUPPLIERSALASKA.COM

HEMPSUPPLIERSARIZONA.COM

HEMPSUPPLIERSARKANSAS.COM

HEMPSUPPLIERSCALIFORNIA.COM

HEMPSUPPLIERSCOALITION.COM

HEMPSUPPLIERSCOLORADO.COM

HEMPSUPPLIERSCONFERENCE.COM

HEMPSUPPLIERSCONNECTICUT.COM

HEMPSUPPLIERSDELAWARE.COM

HEMPSUPPLIERSEXHIBIT.COM

HEMPSUPPLIERSEXHIBITION.COM

HEMPSUPPLIERSFLORIDA.COM

HEMPSUPPLIERSGEORGIA.COM

HEMPSUPPLIERSHAWAII.COM

HEMPSUPPLIERSIDAHO.COM

HEMPSUPPLIERSILLINOIS.COM

HEMPSUPPLIERSINDIANA.COM

HEMPSUPPLIERSIOWA.COM

HEMPSUPPLIERSKANSAS.COM

HEMPSUPPLIERSKENTUCKY.COM

HEMPSUPPLIERSLOUISIANA.COM

HEMPSUPPLIERSMAINE.COM

HEMPSUPPLIERSMARYLAND.COM

HEMPSUPPLIERSMASSACHUSETTS.COM

HEMPSUPPLIERSMICHIGAN.COM

HEMPSUPPLIERSMINNESOTA.COM

HEMPSUPPLIERSMISSISSIPPI.COM

HEMPSUPPLIERSMISSOURI.COM

HEMPSUPPLIERSMONTANA.COM

HEMPSUPPLIERSNEBRASKA.COM

HEMPSUPPLIERSNEVADA.COM

HEMPSUPPLIERSNEWHAMPSHIRE.COM

HEMPSUPPLIERSNEWJERSEY.COM

HEMPSUPPLIERSNEWMEXICO.COM

HEMPSUPPLIERSNEWYORK.COM

HEMPSUPPLIERSNORTHCAROLINA.COM

HEMPSUPPLIERSNORTHDAKOTA.COM

HEMPSUPPLIERSOHIO.COM

HEMPSUPPLIERSOKLAHOMA.COM

HEMPSUPPLIERSOREGON.COM

HEMPSUPPLIERSPENNSYLVANIA.COM

HEMPSUPPLIERSRHODEISLAND.COM

HEMPSUPPLIERSSOUTHCAROLINA.COM

HEMPSUPPLIERSSOUTHDAKOTA.COM

HEMPSUPPLIERSSUMMIT.COM

HEMPSUPPLIERSTENNESSEE.COM

HEMPSUPPLIERSTEXAS.COM

HEMPSUPPLIERSUTAH.COM

HEMPSUPPLIERSVERMONT.COM

HEMPSUPPLIERSVIRGINIA.COM

HEMPSUPPLIERSWASHINGTON.COM

HEMPSUPPLIERSWESTVIRGINIA.COM

HEMPSUPPLIERSWISCONSIN.COM

HEMPSUPPLIERSWYOMING.COM

HEMPTESTINGFACILITIES.COM

HEMPTREATMENT.COM

HEMPWEBSITES.COM

HEPIWEED.COM

HIGHTIMESNEWS.COM

HIGHWAYOFCANNA.COM

HIMALAYAMARIJUANA.COM

HIMARIJUANAHUT.COM

HIMARIJUANASHACK.COM

HISTATEMARIJUANAEDIBLES.COM

HISTATEMEDICALMARIJUANA.COM

IDAHOBESTCANNABIS.COM

IDAHOBESTMARIJUANA.COM

IDAHOBESTPOT.COM

IDAHOBESTWEED.COM

IDAHOCANABISEDIBLES.COM

IDAHOCANNABISBAKERIES.COM

IDAHOCANNABISBAKERY.COM

IDAHOCANNABISBAKERYDIRECTORY.COM

IDAHOCANNABISEDIBLESDIRECTORY.COM

IDAHOCANNABISHUT.COM

IDAHOCANNABISMARKET.COM

IDAHOCANNABISSTOREDIRECTORY.COM

IDAHOCANNABISSUPERMARKET.COM

IDAHOCANNABISSUPERMARKETS.COM

IDAHOCANNADISTRIBUTORS.COM

IDAHOHEADSHOPSDIRECTORY.COM

IDAHOHOUSEOFCANNABIS.COM

IDAHOHOUSEOFWEED.COM

IDAHOMARIJUANABAKERIES.COM

IDAHOMARIJUANABAKERIESDIRECTORY.COM

IDAHOMARIJUANABAKERY.COM

IDAHOMARIJUANABAKERYDIRECTORY.COM

IDAHOMARIJUANABAKERYSTORES.COM

IDAHOMARIJUANACLINIC.COM

IDAHOMARIJUANACLINICS.COM

IDAHOMARIJUANADEALERS.COM

IDAHOMARIJUANADISTRIBUTORS.COM

IDAHOMARIJUANAEDIBLES.COM

IDAHOMARIJUANAEDIBLESDIRECTORY.COM

IDAHOMARIJUANAGROWERS.COM

IDAHOMARIJUANAHUT.COM

IDAHOMARIJUANAMARKET.COM

IDAHOMARIJUANAPHYSICIANS.COM

IDAHOMARIJUANASHACK.COM

IDAHOMARIJUANASTOREDIRECTORY.COM

IDAHOMARIJUANASUPERMARKET.COM

IDAHOMARIJUANASUPERMARKETS.COM

IDAHOMEDICALMARIJUANACLINIC.COM

IDAHOMEDICALMARIJUANACLINICS.COM

IDAHOMEDICALMARIJUANADIRECTORY.COM

IDAHOMEDICALMARIJUANADISPENSARIESDIRECTORY.COM

IDAHOMEDICALMARIJUANADOCTORS.COM

IDAHOMEDICALMARIJUANAGROWERS.COM

IDAHOMEDICALMARIJUANAPHYSICIANS.COM

IDAHOMEDICALMARIJUANASHOPS.COM

IDAHOSTATEMARIJUANADISPENSARY.COM

IDAHOSTATEMARIJUANAEDIBLES.COM

IDAHOSTATEMEDICALMARIJUANA.COM

IDAHOWEEDSHACK.COM

ILLINOISBESTCANNABIS.COM

ILLINOISBESTPOT.COM

ILLINOISBESTWEED.COM

ILLINOISCANABISEDIBLES.COM

ILLINOISCANNABISBAKERIES.COM

ILLINOISCANNABISBAKERY.COM

ILLINOISCANNABISBAKERYDIRECTORY.COM

ILLINOISCANNABISEDIBLESDIRECTORY.COM

ILLINOISCANNABISHUT.COM

ILLINOISCANNABISMARKET.COM

ILLINOISCANNABISSTOREDIRECTORY.COM

ILLINOISCANNABISSUPERMARKET.COM

ILLINOISCANNABISSUPERMARKETS.COM

ILLINOISCANNADISTRIBUTORS.COM

ILLINOISHEADSHOPSDIRECTORY.COM

ILLINOISHOUSEOFCANNABIS.COM

ILLINOISHOUSEOFWEED.COM

ILLINOISMARIJUANABAKERIES.COM

ILLINOISMARIJUANABAKERIESDIRECTORY.COM

ILLINOISMARIJUANABAKERY.COM

ILLINOISMARIJUANABAKERYDIRECTORY.COM

ILLINOISMARIJUANABAKERYSTORES.COM

ILLINOISMARIJUANADEALERS.COM

ILLINOISMARIJUANADISTRIBUTORS.COM

ILLINOISMARIJUANAEDIBLES.COM

ILLINOISMARIJUANAEDIBLESDIRECTORY.COM

ILLINOISMARIJUANAGROWERS.COM

ILLINOISMARIJUANAHUT.COM

ILLINOISMARIJUANAMARKET.COM

ILLINOISMARIJUANAPHYSICIANS.COM

ILLINOISMARIJUANASHACK.COM

ILLINOISMARIJUANASTOREDIRECTORY.COM

ILLINOISMARIJUANASUPERMARKET.COM

ILLINOISMARIJUANASUPERMARKETS.COM

ILLINOISMEDICALMARIJUANADIRECTORY.COM

ILLINOISMEDICALMARIJUANADISPENSARIESDIRECTORY.COM

ILLINOISMEDICALMARIJUANAPHYSICIANS.COM

ILLINOISMEDICALMARIJUANASHOPS.COM

ILLINOISSTATEMARIJUANADISPENSARY.COM

ILLINOISSTATEMARIJUANAEDIBLES.COM

ILLINOISSTATEMEDICALMARIJUANA.COM

ILLINOISWEEDSHACK.COM

ILMARIJUANAHUT.COM

ILMARIJUANASHACK.COM

ILSTATEMARIJUANAEDIBLES.COM

ILSTATEMEDICALMARIJUANA.COM

IMPORTEDCANNABIS.COM

INDIANABESTCANNABIS.COM

INDIANABESTMARIJUANA.COM

INDIANABESTPOT.COM

INDIANABESTWEED.COM

INDIANACANABISEDIBLES.COM

INDIANACANNABISBAKERIES.COM

INDIANACANNABISBAKERY.COM

INDIANACANNABISBAKERYDIRECTORY.COM

INDIANACANNABISEDIBLESDIRECTORY.COM

INDIANACANNABISHUT.COM

INDIANACANNABISMARKET.COM

INDIANACANNABISSTOREDIRECTORY.COM

INDIANACANNABISSUPERMARKET.COM

INDIANACANNABISSUPERMARKETS.COM

INDIANACANNADISTRIBUTORS.COM

INDIANAHEADSHOPSDIRECTORY.COM

INDIANAHOUSEOFCANNABIS.COM

INDIANAHOUSEOFWEED.COM

INDIANAMARIJUANABAKERIES.COM

INDIANAMARIJUANABAKERIESDIRECTORY.COM

INDIANAMARIJUANABAKERY.COM

INDIANAMARIJUANABAKERYDIRECTORY.COM

INDIANAMARIJUANABAKERYSTORES.COM

INDIANAMARIJUANACLINIC.COM

INDIANAMARIJUANACLINICS.COM

INDIANAMARIJUANADEALERS.COM

INDIANAMARIJUANADISPENSARIES.COM

INDIANAMARIJUANADISTRIBUTORS.COM

INDIANAMARIJUANAEDIBLES.COM

INDIANAMARIJUANAEDIBLESDIRECTORY.COM

INDIANAMARIJUANAGROWERS.COM

INDIANAMARIJUANAHUT.COM

INDIANAMARIJUANAMARKET.COM

INDIANAMARIJUANAPHYSICIANS.COM

INDIANAMARIJUANASHACK.COM

INDIANAMARIJUANASTOREDIRECTORY.COM

INDIANAMARIJUANASUPERMARKET.COM

INDIANAMARIJUANASUPERMARKETS.COM

INDIANAMEDICALMARIJUANACLINIC.COM

INDIANAMEDICALMARIJUANACLINICS.COM

INDIANAMEDICALMARIJUANADIRECTORY.COM

INDIANAMEDICALMARIJUANADISPENSARIESDIRECTORY.COM

INDIANAMEDICALMARIJUANADOCTORS.COM

INDIANAMEDICALMARIJUANAGROWERS.COM

INDIANAMEDICALMARIJUANAPHYSICIANS.COM

INDIANAMEDICALMARIJUANASHOPS.COM

INDIANASTATEMARIJUANADISPENSARY.COM

INDIANASTATEMARIJUANAEDIBLES.COM

INDIANASTATEMEDICALMARIJUANA.COM

INDIANAWEEDSHACK.COM

INTERNATIONALCANNABISCONVENTION.COM

INTERNATIONALCANNACONVENTION.COM

INTERNATIONALMARIJUANACONVENTION.COM

INTERNATIONALSITEFORCANNA.COM

INTERNATIONALSITEFORCANNABIS.COM

INTERNATIONALSITEFORMARIJUANA.COM

IOWABESTCANNABIS.COM

IOWABESTMARIJUANA.COM

IOWABESTPOT.COM

IOWABESTWEED.COM

IOWACANABISEDIBLES.COM

IOWACANNABISBAKERIES.COM

IOWACANNABISBAKERY.COM

IOWACANNABISBAKERYDIRECTORY.COM

IOWACANNABISEDIBLESDIRECTORY.COM

IOWACANNABISHUT.COM

IOWACANNABISMARKET.COM

IOWACANNABISSTOREDIRECTORY.COM

IOWACANNABISSUPERMARKET.COM

IOWACANNABISSUPERMARKETS.COM

IOWACANNADISTRIBUTORS.COM

IOWAHEADSHOPSDIRECTORY.COM

IOWAHOUSEOFCANNABIS.COM

IOWAHOUSEOFWEED.COM

IOWAMARIJUANABAKERIES.COM

IOWAMARIJUANABAKERIESDIRECTORY.COM

IOWAMARIJUANABAKERY.COM

IOWAMARIJUANABAKERYDIRECTORY.COM

IOWAMARIJUANABAKERYSTORES.COM

IOWAMARIJUANACLINIC.COM

IOWAMARIJUANACLINICS.COM

IOWAMARIJUANADEALERS.COM

IOWAMARIJUANADISPENSARIES.COM

IOWAMARIJUANADISTRIBUTORS.COM

IOWAMARIJUANAEDIBLES.COM

IOWAMARIJUANAEDIBLESDIRECTORY.COM

IOWAMARIJUANAGROWERS.COM

IOWAMARIJUANAHUT.COM

IOWAMARIJUANAMARKET.COM

IOWAMARIJUANAPHYSICIANS.COM

IOWAMARIJUANASHACK.COM

IOWAMARIJUANASTOREDIRECTORY.COM

IOWAMARIJUANASUPERMARKET.COM

IOWAMARIJUANASUPERMARKETS.COM

IOWAMEDICALMARIJUANACLINIC.COM

IOWAMEDICALMARIJUANACLINICS.COM

IOWAMEDICALMARIJUANADIRECTORY.COM

IOWAMEDICALMARIJUANADISPENSARIESDIRECTORY.COM

IOWAMEDICALMARIJUANADOCTORS.COM

IOWAMEDICALMARIJUANAGROWERS.COM

IOWAMEDICALMARIJUANAPHYSICIANS.COM

IOWAMEDICALMARIJUANASHOPS.COM

IOWASTATEMARIJUANADISPENSARY.COM

IOWASTATEMARIJUANAEDIBLES.COM

IOWASTATEMEDICALMARIJUANA.COM

IOWAWEEDSHACK.COM

JOYCANNABIS.COM

JOYMARIJUANA.COM

KANSASBESTCANNABIS.COM

KANSASBESTPOT.COM

KANSASBESTWEED.COM

KANSASCANABISEDIBLES.COM

KANSASCANNABISBAKERIES.COM

KANSASCANNABISBAKERY.COM

KANSASCANNABISBAKERYDIRECTORY.COM

KANSASCANNABISEDIBLESDIRECTORY.COM

KANSASCANNABISHUT.COM

KANSASCANNABISMARKET.COM

KANSASCANNABISSTOREDIRECTORY.COM

KANSASCANNABISSUPERMARKET.COM

KANSASCANNABISSUPERMARKETS.COM

KANSASCANNADISTRIBUTORS.COM

KANSASHEADSHOPSDIRECTORY.COM

KANSASHOUSEOFCANNABIS.COM

KANSASHOUSEOFWEED.COM

KANSASMARIJUANABAKERIES.COM

KANSASMARIJUANABAKERIESDIRECTORY.COM

KANSASMARIJUANABAKERY.COM

KANSASMARIJUANABAKERYDIRECTORY.COM

KANSASMARIJUANABAKERYSTORES.COM

KANSASMARIJUANACLINIC.COM

KANSASMARIJUANACLINICS.COM

KANSASMARIJUANADEALERS.COM

KANSASMARIJUANADISPENSARIES.COM

KANSASMARIJUANADISTRIBUTORS.COM

KANSASMARIJUANADOCTORS.COM

KANSASMARIJUANAEDIBLES.COM

KANSASMARIJUANAEDIBLESDIRECTORY.COM

KANSASMARIJUANAGROWERS.COM

KANSASMARIJUANAHUT.COM

KANSASMARIJUANAMARKET.COM

KANSASMARIJUANAPHYSICIANS.COM

KANSASMARIJUANASHACK.COM

KANSASMARIJUANASTOREDIRECTORY.COM

KANSASMARIJUANASUPERMARKET.COM

KANSASMARIJUANASUPERMARKETS.COM

KANSASMEDICALMARIJUANACLINIC.COM

KANSASMEDICALMARIJUANACLINICS.COM

KANSASMEDICALMARIJUANADIRECTORY.COM

KANSASMEDICALMARIJUANADISPENSARIESDIRECTORY.COM

KANSASMEDICALMARIJUANADOCTORS.COM

KANSASMEDICALMARIJUANAGROWERS.COM

KANSASMEDICALMARIJUANAPHYSICIANS.COM

KANSASMEDICALMARIJUANASHOPS.COM

KANSASSTATEMARIJUANADISPENSARY.COM

KANSASSTATEMARIJUANAEDIBLES.COM

KANSASSTATEMEDICALMARIJUANA.COM

KANSASWEEDSHACK.COM

KENTUCKYBESTCANNABIS.COM

KENTUCKYBESTMARIJUANA.COM

KENTUCKYBESTPOT.COM

KENTUCKYBESTWEED.COM

KENTUCKYCANABISEDIBLES.COM

KENTUCKYCANNABISBAKERIES.COM

KENTUCKYCANNABISBAKERY.COM

KENTUCKYCANNABISBAKERYDIRECTORY.COM

KENTUCKYCANNABISEDIBLESDIRECTORY.COM

KENTUCKYCANNABISHUT.COM

KENTUCKYCANNABISMARKET.COM

KENTUCKYCANNABISSTOREDIRECTORY.COM

KENTUCKYCANNABISSUPERMARKET.COM

KENTUCKYCANNABISSUPERMARKETS.COM

KENTUCKYCANNADISTRIBUTORS.COM

KENTUCKYHEADSHOPSDIRECTORY.COM

KENTUCKYHOUSEOFCANNABIS.COM

KENTUCKYHOUSEOFWEED.COM

KENTUCKYMARIJUANABAKERIES.COM

KENTUCKYMARIJUANABAKERIESDIRECTORY.COM

KENTUCKYMARIJUANABAKERY.COM

KENTUCKYMARIJUANABAKERYDIRECTORY.COM

KENTUCKYMARIJUANABAKERYSTORES.COM

KENTUCKYMARIJUANACLINICS.COM

KENTUCKYMARIJUANADEALERS.COM

KENTUCKYMARIJUANADISPENSARIES.COM

KENTUCKYMARIJUANADISTRIBUTORS.COM

KENTUCKYMARIJUANADOCTORS.COM

KENTUCKYMARIJUANAEDIBLES.COM

KENTUCKYMARIJUANAEDIBLESDIRECTORY.COM

KENTUCKYMARIJUANAHUT.COM

KENTUCKYMARIJUANAMARKET.COM

KENTUCKYMARIJUANAPHYSICIANS.COM

KENTUCKYMARIJUANASHACK.COM

KENTUCKYMARIJUANASTOREDIRECTORY.COM

KENTUCKYMARIJUANASUPERMARKET.COM

KENTUCKYMARIJUANASUPERMARKETS.COM

KENTUCKYMEDICALMARIJUANACLINIC.COM

KENTUCKYMEDICALMARIJUANACLINICS.COM

KENTUCKYMEDICALMARIJUANADIRECTORY.COM

KENTUCKYMEDICALMARIJUANADISPENSARIESDIRECTORY.COM

KENTUCKYMEDICALMARIJUANADOCTORS.COM

KENTUCKYMEDICALMARIJUANAGROWERS.COM

KENTUCKYMEDICALMARIJUANAPHYSICIANS.COM

KENTUCKYMEDICALMARIJUANASHOPS.COM

KENTUCKYSTATEMARIJUANADISPENSARY.COM

KENTUCKYSTATEMARIJUANAEDIBLES.COM

KENTUCKYSTATEMEDICALMARIJUANA.COM

KENTUCKYWEEDSHACK.COM

KIDROCKMARIJUANA.COM

KONGMARIJUANA.COM

LADYCANNA.COM

LEARNINGCANNABIS.COM

LEARNINGMARIJUANA.COM

LEARNINGWEED.COM

LEGALMARIJUANACARD.COM

LIFETIMEMARIJUANA.COM

LOCALCANNABISDISPENSARIES.COM

LOCALCANNABISDISPENSARY.COM

LOCALCANNABISSHOP.COM

LOCALCANNABISSTORE.COM

LOCALCANNADISPENSARY.COM

LOCALCANNASHOP.COM

LOCALCANNASTORE.COM

LOCALHEMPDISPENSARIES.COM

LOCALHEMPDISPENSARY.COM

LOCALMARIJUANADISPENSARY.COM

LOCALMARIJUANASHOP.COM

LOCALMARIJUANASTORE.COM

LOCATEANYTHINGMARIJUANA.COM

LOCATEHEMP.COM

LOCATEMJ.COM

LOUISIANABESTCANNABIS.COM

LOUISIANABESTMARIJUANA.COM

LOUISIANABESTPOT.COM

LOUISIANABESTWEED.COM

LOUISIANACANABISEDIBLES.COM

LOUISIANACANNABISBAKERIES.COM

LOUISIANACANNABISBAKERY.COM

LOUISIANACANNABISBAKERYDIRECTORY.COM

LOUISIANACANNABISEDIBLESDIRECTORY.COM

LOUISIANACANNABISHUT.COM

LOUISIANACANNABISMARKET.COM

LOUISIANACANNABISSTOREDIRECTORY.COM

LOUISIANACANNABISSUPERMARKET.COM

LOUISIANACANNABISSUPERMARKETS.COM

LOUISIANACANNADISTRIBUTORS.COM

LOUISIANAHEADSHOPSDIRECTORY.COM

LOUISIANAHOUSEOFCANNABIS.COM

LOUISIANAHOUSEOFWEED.COM

LOUISIANAMARIJUANABAKERIES.COM

LOUISIANAMARIJUANABAKERIESDIRECTORY.COM

LOUISIANAMARIJUANABAKERY.COM

LOUISIANAMARIJUANABAKERYDIRECTORY.COM

LOUISIANAMARIJUANABAKERYSTORES.COM

LOUISIANAMARIJUANACLINIC.COM

LOUISIANAMARIJUANACLINICS.COM

LOUISIANAMARIJUANADEALERS.COM

LOUISIANAMARIJUANADISPENSARIES.COM

LOUISIANAMARIJUANADISTRIBUTORS.COM

LOUISIANAMARIJUANADOCTORS.COM

LOUISIANAMARIJUANAEDIBLES.COM

LOUISIANAMARIJUANAEDIBLESDIRECTORY.COM

LOUISIANAMARIJUANAGROWERS.COM

LOUISIANAMARIJUANAHUT.COM

LOUISIANAMARIJUANAMARKET.COM

LOUISIANAMARIJUANAPHYSICIANS.COM

LOUISIANAMARIJUANASHACK.COM

LOUISIANAMARIJUANASTOREDIRECTORY.COM

LOUISIANAMARIJUANASUPERMARKET.COM

LOUISIANAMARIJUANASUPERMARKETS.COM

LOUISIANAMEDICALMARIJUANACLINIC.COM

LOUISIANAMEDICALMARIJUANACLINICS.COM

LOUISIANAMEDICALMARIJUANADIRECTORY.COM

LOUISIANAMEDICALMARIJUANADISPENSARIESDIRECTORY.COM

LOUISIANAMEDICALMARIJUANADOCTORS.COM

LOUISIANAMEDICALMARIJUANAGROWERS.COM

LOUISIANAMEDICALMARIJUANAPHYSICIANS.COM

LOUISIANAMEDICALMARIJUANASHOPS.COM

LOUISIANASTATEMARIJUANADISPENSARY.COM

LOUISIANASTATEMARIJUANAEDIBLES.COM

LOUISIANASTATEMEDICALMARIJUANA.COM

LOUISIANAWEEDSHACK.COM

LOVEMYMARIJUANA.COM

MAINEBESTCANNABIS.COM

MAINEBESTMARIJUANA.COM

MAINEBESTPOT.COM

MAINEBESTWEED.COM

MAINECANABISEDIBLES.COM

MAINECANNABISBAKERIES.COM

MAINECANNABISBAKERY.COM

MAINECANNABISBAKERYDIRECTORY.COM

MAINECANNABISEDIBLESDIRECTORY.COM

MAINECANNABISHUT.COM

MAINECANNABISMARKET.COM

MAINECANNABISSTOREDIRECTORY.COM

MAINECANNABISSUPERMARKET.COM

MAINECANNABISSUPERMARKETS.COM

MAINECANNADISTRIBUTORS.COM

MAINEHEADSHOPSDIRECTORY.COM

MAINEHOUSEOFCANNABIS.COM

MAINEHOUSEOFWEED.COM

MAINEMARIJUANABAKERIES.COM

MAINEMARIJUANABAKERIESDIRECTORY.COM

MAINEMARIJUANABAKERY.COM

MAINEMARIJUANABAKERYDIRECTORY.COM

MAINEMARIJUANABAKERYSTORES.COM

MAINEMARIJUANACLINIC.COM

MAINEMARIJUANACLINICS.COM

MAINEMARIJUANADEALERS.COM

MAINEMARIJUANADISTRIBUTORS.COM

MAINEMARIJUANAEDIBLES.COM

MAINEMARIJUANAEDIBLESDIRECTORY.COM

MAINEMARIJUANAHUT.COM

MAINEMARIJUANAMARKET.COM

MAINEMARIJUANAPHYSICIANS.COM

MAINEMARIJUANASHACK.COM

MAINEMARIJUANASTOREDIRECTORY.COM

MAINEMARIJUANASUPERMARKET.COM

MAINEMARIJUANASUPERMARKETS.COM

MAINEMEDICALMARIJUANACLINIC.COM

MAINEMEDICALMARIJUANACLINICS.COM

MAINEMEDICALMARIJUANADIRECTORY.COM

MAINEMEDICALMARIJUANADISPENSARIESDIRECTORY.COM

MAINEMEDICALMARIJUANAGROWERS.COM

MAINEMEDICALMARIJUANAPHYSICIANS.COM

MAINEMEDICALMARIJUANASHOPS.COM

MAINESTATEMARIJUANADISPENSARY.COM

MAINESTATEMARIJUANAEDIBLES.COM

MAINESTATEMEDICALMARIJUANA.COM

MAINEWEEDSHACK.COM

MAMARIJUANAHUT.COM

MAMARIJUANASHACK.COM

MANAGEMARIJUANA.COM

MANGOMARIJUANA.COM

MARICANNADVERTISING.COM

MARIJAUANSOFTGELS.COM

MARIJAUNATECHNOLOGY.COM

MARIJUANAACADEMY.COM

MARIJUANAACTION.COM

MARIJUANAAD.COM

MARIJUANAADDVERTISINGONLINE.COM

MARIJUANAADGROUP.COM

MARIJUANAADMINISTRATOR.COM

MARIJUANAADS.COM

MARIJUANAADVERTISINGDIRECTORY.COM

MARIJUANAADVERTISINGGROUP.COM

MARIJUANAADVERTISINGINFORMATION.COM

MARIJUANAADVERTISINGONLINE.COM

MARIJUANAAFICIONADO.NET

MARIJUANAALERTS.COM

MARIJUANAANNUAL.COM

MARIJUANAAPPETIZERS.COM

MARIJUANAAPPRAISAL.COM

MARIJUANAASSESSMENT.COM

MARIJUANAASSISTANTS.COM

MARIJUANAAVE.COM

MARIJUANAAVENUE.COM

MARIJUANABAKERIESALABAMA.COM

MARIJUANABAKERIESALASKA.COM

MARIJUANABAKERIESARIZONA.COM

MARIJUANABAKERIESARKANSAS.COM

MARIJUANABAKERIESCALIFORNIA.COM

MARIJUANABAKERIESCOLORADO.COM

MARIJUANABAKERIESCONNECTICUT.COM

MARIJUANABAKERIESDELAWARE.COM

MARIJUANABAKERIESDIRECTORYALABAMA.COM

MARIJUANABAKERIESDIRECTORYALASKA.COM

MARIJUANABAKERIESDIRECTORYARIZONA.COM

MARIJUANABAKERIESDIRECTORYARKANSAS.COM

MARIJUANABAKERIESDIRECTORYCALIFORNIA.COM

MARIJUANABAKERIESDIRECTORYCOLORADO.COM

MARIJUANABAKERIESDIRECTORYCONNECTICUT.COM

MARIJUANABAKERIESDIRECTORYDELAWARE.COM

MARIJUANABAKERIESDIRECTORYFLORIDA.COM

MARIJUANABAKERIESDIRECTORYGEORGIA.COM

MARIJUANABAKERIESDIRECTORYHAWAII.COM

MARIJUANABAKERIESDIRECTORYIDAHO.COM

MARIJUANABAKERIESDIRECTORYILLINOIS.COM

MARIJUANABAKERIESDIRECTORYINDIANA.COM

MARIJUANABAKERIESDIRECTORYIOWA.COM

MARIJUANABAKERIESDIRECTORYKANSAS.COM

MARIJUANABAKERIESDIRECTORYKENTUCKY.COM

MARIJUANABAKERIESDIRECTORYLOUISIANA.COM

MARIJUANABAKERIESDIRECTORYMAINE.COM

MARIJUANABAKERIESDIRECTORYMARYLAND.COM

MARIJUANABAKERIESDIRECTORYMASSACHUSETTS.COM

MARIJUANABAKERIESDIRECTORYMICHIGAN.COM

MARIJUANABAKERIESDIRECTORYMINNESOTA.COM

MARIJUANABAKERIESDIRECTORYMISSISSIPPI.COM

MARIJUANABAKERIESDIRECTORYMISSOURI.COM

MARIJUANABAKERIESDIRECTORYMONTANA.COM

MARIJUANABAKERIESDIRECTORYNEBRASKA.COM

MARIJUANABAKERIESDIRECTORYNEVADA.COM

MARIJUANABAKERIESDIRECTORYNEWHAMPSHIRE.COM

MARIJUANABAKERIESDIRECTORYNEWJERSEY.COM

MARIJUANABAKERIESDIRECTORYNEWMEXICO.COM

MARIJUANABAKERIESDIRECTORYNEWYORK.COM

MARIJUANABAKERIESDIRECTORYNORTHCAROLINA.COM

MARIJUANABAKERIESDIRECTORYNORTHDAKOTA.COM

MARIJUANABAKERIESDIRECTORYOHIO.COM

MARIJUANABAKERIESDIRECTORYOKLAHOMA.COM

MARIJUANABAKERIESDIRECTORYOREGON.COM

MARIJUANABAKERIESDIRECTORYPENNSYLVANIA.COM

MARIJUANABAKERIESDIRECTORYRHODEISLAND.COM

MARIJUANABAKERIESDIRECTORYSOUTHCAROLINA.COM

MARIJUANABAKERIESDIRECTORYSOUTHDAKOTA.COM

MARIJUANABAKERIESDIRECTORYTENNESSEE.COM

MARIJUANABAKERIESDIRECTORYTEXAS.COM

MARIJUANABAKERIESDIRECTORYUTAH.COM

MARIJUANABAKERIESDIRECTORYVERMONT.COM

MARIJUANABAKERIESDIRECTORYVIRGINIA.COM

MARIJUANABAKERIESDIRECTORYWASHINGTON.COM

MARIJUANABAKERIESDIRECTORYWESTVIRGINIA.COM

MARIJUANABAKERIESDIRECTORYWISCONSIN.COM

MARIJUANABAKERIESDIRECTORYWYOMING.COM

MARIJUANABAKERIESFLORIDA.COM

MARIJUANABAKERIESGEORGIA.COM

MARIJUANABAKERIESHAWAII.COM

MARIJUANABAKERIESIDAHO.COM

MARIJUANABAKERIESILLINOIS.COM

MARIJUANABAKERIESINDIANA.COM

MARIJUANABAKERIESIOWA.COM

MARIJUANABAKERIESKANSAS.COM

MARIJUANABAKERIESKENTUCKY.COM

MARIJUANABAKERIESLOUISIANA.COM

MARIJUANABAKERIESMAINE.COM

MARIJUANABAKERIESMARYLAND.COM

MARIJUANABAKERIESMASSACHUSETTS.COM

MARIJUANABAKERIESMICHIGAN.COM

MARIJUANABAKERIESMINNESOTA.COM

MARIJUANABAKERIESMISSISSIPPI.COM

MARIJUANABAKERIESMISSOURI.COM

MARIJUANABAKERIESMONTANA.COM

MARIJUANABAKERIESNEBRASKA.COM

MARIJUANABAKERIESNEVADA.COM

MARIJUANABAKERIESNEWHAMPSHIRE.COM

MARIJUANABAKERIESNEWJERSEY.COM

MARIJUANABAKERIESNEWMEXICO.COM

MARIJUANABAKERIESNEWYORK.COM

MARIJUANABAKERIESNORTHCAROLINA.COM

MARIJUANABAKERIESNORTHDAKOTA.COM

MARIJUANABAKERIESOHIO.COM

MARIJUANABAKERIESOKLAHOMA.COM

MARIJUANABAKERIESOREGON.COM

MARIJUANABAKERIESPENNSYLVANIA.COM

MARIJUANABAKERIESRHODEISLAND.COM

MARIJUANABAKERIESSOUTHCAROLINA.COM

MARIJUANABAKERIESSOUTHDAKOTA.COM

MARIJUANABAKERIESTENNESSEE.COM

MARIJUANABAKERIESTEXAS.COM

MARIJUANABAKERIESUTAH.COM

MARIJUANABAKERIESVERMONT.COM

MARIJUANABAKERIESVIRGINIA.COM

MARIJUANABAKERIESWASHINGTON.COM

MARIJUANABAKERIESWESTVIRGINIA.COM

MARIJUANABAKERIESWISCONSIN.COM

MARIJUANABAKERIESWYOMING.COM

MARIJUANA-BAKERY.COM

MARIJUANABAKERYALABAMA.COM

MARIJUANABAKERYALASKA.COM

MARIJUANABAKERYARIZONA.COM

MARIJUANABAKERYARKANSAS.COM

MARIJUANABAKERYCALIFORNIA.COM

MARIJUANABAKERYCOLORADO.COM

MARIJUANABAKERYCONNECTICUT.COM

MARIJUANABAKERYDELAWARE.COM

MARIJUANABAKERYFLORIDA.COM

MARIJUANABAKERYGEORGIA.COM

MARIJUANABAKERYHAWAII.COM

MARIJUANABAKERYIDAHO.COM

MARIJUANABAKERYILLINOIS.COM

MARIJUANABAKERYINDIANA.COM

MARIJUANABAKERYINFORMATION.COM

MARIJUANABAKERYIOWA.COM

MARIJUANABAKERYKANSAS.COM

MARIJUANABAKERYKENTUCKY.COM

MARIJUANABAKERYLOUISIANA.COM

MARIJUANABAKERYMAINE.COM

MARIJUANABAKERYMARYLAND.COM

MARIJUANABAKERYMASSACHUSETTS.COM

MARIJUANABAKERYMICHIGAN.COM

MARIJUANABAKERYMINNESOTA.COM

MARIJUANABAKERYMISSISSIPPI.COM

MARIJUANABAKERYMISSOURI.COM

MARIJUANABAKERYMONTANA.COM

MARIJUANABAKERYNEBRASKA.COM

MARIJUANABAKERYNEVADA.COM

MARIJUANABAKERYNEWHAMPSHIRE.COM

MARIJUANABAKERYNEWJERSEY.COM

MARIJUANABAKERYNEWMEXICO.COM

MARIJUANABAKERYNEWYORK.COM

MARIJUANABAKERYNORTHCAROLINA.COM

MARIJUANABAKERYNORTHDAKOTA.COM

MARIJUANABAKERYOHIO.COM

MARIJUANABAKERYOKLAHOMA.COM

MARIJUANABAKERYOREGON.COM

MARIJUANABAKERYPENNSYLVANIA.COM

MARIJUANABAKERYRHODEISLAND.COM

MARIJUANABAKERYSOUTHCAROLINA.COM

MARIJUANABAKERYSOUTHDAKOTA.COM

MARIJUANABAKERYSTOREALABAMA.COM

MARIJUANABAKERYSTOREALASKA.COM

MARIJUANABAKERYSTOREARIZONA.COM

MARIJUANABAKERYSTOREARKANSAS.COM

MARIJUANABAKERYSTORECALIFORNIA.COM

MARIJUANABAKERYSTORECOLORADO.COM

MARIJUANABAKERYSTORECONNECTICUT.COM

MARIJUANABAKERYSTOREDELAWARE.COM

MARIJUANABAKERYSTOREFLORIDA.COM

MARIJUANABAKERYSTOREGEORGIA.COM

MARIJUANABAKERYSTOREHAWAII.COM

MARIJUANABAKERYSTOREIDAHO.COM

MARIJUANABAKERYSTOREILLINOIS.COM

MARIJUANABAKERYSTOREINDIANA.COM

MARIJUANABAKERYSTOREIOWA.COM

MARIJUANABAKERYSTOREKANSAS.COM

MARIJUANABAKERYSTOREKENTUCKY.COM

MARIJUANABAKERYSTORELOUISIANA.COM

MARIJUANABAKERYSTOREMAINE.COM

MARIJUANABAKERYSTOREMARYLAND.COM

MARIJUANABAKERYSTOREMASSACHUSETTS.COM

MARIJUANABAKERYSTOREMICHIGAN.COM

MARIJUANABAKERYSTOREMINNESOTA.COM

MARIJUANABAKERYSTOREMISSISSIPPI.COM

MARIJUANABAKERYSTOREMISSOURI.COM

MARIJUANABAKERYSTOREMONTANA.COM

MARIJUANABAKERYSTORENEBRASKA.COM

MARIJUANABAKERYSTORENEVADA.COM

MARIJUANABAKERYSTORENEWHAMPSHIRE.COM

MARIJUANABAKERYSTORENEWJERSEY.COM

MARIJUANABAKERYSTORENEWMEXICO.COM

MARIJUANABAKERYSTORENEWYORK.COM

MARIJUANABAKERYSTORENORTHCAROLINA.COM

MARIJUANABAKERYSTORENORTHDAKOTA.COM

MARIJUANABAKERYSTOREOHIO.COM

MARIJUANABAKERYSTOREOKLAHOMA.COM

MARIJUANABAKERYSTOREOREGON.COM

MARIJUANABAKERYSTOREPENNSYLVANIA.COM

MARIJUANABAKERYSTORERHODEISLAND.COM

MARIJUANABAKERYSTORESOUTHCAROLINA.COM

MARIJUANABAKERYSTORESOUTHDAKOTA.COM

MARIJUANABAKERYSTORETENNESSEE.COM

MARIJUANABAKERYSTORETEXAS.COM

MARIJUANABAKERYSTOREUTAH.COM

MARIJUANABAKERYSTOREVERMONT.COM

MARIJUANABAKERYSTOREVIRGINIA.COM

MARIJUANABAKERYSTOREWASHINGTON.COM

MARIJUANABAKERYSTOREWESTVIRGINIA.COM

MARIJUANABAKERYSTOREWISCONSIN.COM

MARIJUANABAKERYSTOREWYOMING.COM

MARIJUANABAKERYTENNESSEE.COM

MARIJUANABAKERYTEXAS.COM

MARIJUANABAKERYUTAH.COM

MARIJUANABAKERYVERMONT.COM

MARIJUANABAKERYVIRGINIA.COM

MARIJUANABAKERYWASHINGTON.COM

MARIJUANABAKERYWESTVIRGINIA.COM

MARIJUANABAKERYWISCONSIN.COM

MARIJUANABAKERYWYOMING.COM

MARIJUANABAKINGSUPPLIES.COM

MARIJUANABANQUET.COM

MARIJUANABARANDGRILL.COM

MARIJUANABARANDLOUNGE.COM

MARIJUANABARGAINS.COM

MARIJUANABEDTIME.COM

MARIJUANABIBLE.COM

MARIJUANABISCUITS.COM

MARIJUANABITE.COM

MARIJUANABLONDIES.COM

MARIJUANABONBON.COM

MARIJUANABOULEVARD.COM

MARIJUANABREADCALFORNIA.COM

MARIJUANABREADCOLORADO.COM

MARIJUANABREADWASHINGTON.COM

MARIJUANABULK.COM

MARIJUANABUN.COM

MARIJUANABURGERS.COM

MARIJUANABUSINESSAD.COM

MARIJUANABUSINESSADS.COM

MARIJUANABUSINESSASSOCIATES.COM

MARIJUANABUSINESSDEPOT.COM

MARIJUANABUSINESSGROUP.COM

MARIJUANABUSINESSGUILD.COM

MARIJUANABUSINESSLISTING.COM

MARIJUANABUSINESSLISTINGS.COM

MARIJUANABUSINESSPAGES.COM

MARIJUANABUSINESSREGISTER.COM

MARIJUANABUSINESSREGISTRY.COM

MARIJUANABUSINESSREVIEWS.COM

MARIJUANABUTT.COM

MARIJUANACABARET.COM

MARIJUANACABRET.COM

MARIJUANACANCERDOCTOR.COM

MARIJUANACANCERDOCTORS.COM

MARIJUANACANCERTREATMENT.ORG

MARIJUANACANDIESCALIFORNIA.COM

MARIJUANACANDIESCOLORADO.COM

MARIJUANACANDIESMENU.COM

MARIJUANACANDIESWASHINGTON.COM

MARIJUANACANDYCALIFORNIA.COM

MARIJUANACANDYCOLORADO.COM

MARIJUANACANDYMENU.COM

MARIJUANACANDYRECIPES.COM

MARIJUANACANDYWASHINGTON.COM

MARIJUANA-CANNABISDOMAINS.COM

MARIJUANACANNABISDOMAINSFORSALE.COM

MARIJUANACANNABISGROUP.COM

MARIJUANACANNABISHEMPDOMAINS.COM

MARIJUANACANTEEN.COM

MARIJUANACAPSULS.COM

MARIJUANACARBS.COM

MARIJUANACARRYOUT.COM

MARIJUANACAUCUS.COM

MARIJUANACLINICALABAMA.COM

MARIJUANACLINICALASKA.COM

MARIJUANACLINICARIZONA.COM

MARIJUANACLINICARKANSAS.COM

MARIJUANACLINICCALIFORNIA.COM

MARIJUANACLINICCOLORADO.COM

MARIJUANACLINICCONNECTICUT.COM

MARIJUANACLINICDELAWARE.COM

MARIJUANACLINICDISTRICTOFCOLUMBIA.COM

MARIJUANACLINICGEORGIA.COM

MARIJUANACLINICHAWAII.COM

MARIJUANACLINICIDAHO.COM

MARIJUANACLINICINDIANA.COM

MARIJUANACLINICIOWA.COM

MARIJUANACLINICKANSAS.COM

MARIJUANACLINICKENTUCKY.COM

MARIJUANACLINICLOUISIANA.COM

MARIJUANACLINICMAINE.COM

MARIJUANACLINICMARYLAND.COM

MARIJUANACLINICMASSACHUSETTS.COM

MARIJUANACLINICMINNESOTA.COM

MARIJUANACLINICMISSISSIPPI.COM

MARIJUANACLINICMISSOURI.COM

MARIJUANACLINICMONTANA.COM

MARIJUANACLINICNEBRASKA.COM

MARIJUANACLINICNEVADA.COM

MARIJUANACLINICNEWHAMPSHIRE.COM

MARIJUANACLINICNEWJERSEY.COM

MARIJUANACLINICNEWMEXICO.COM

MARIJUANACLINICNEWYORK.COM

MARIJUANACLINICNORTHCAROLINA.COM

MARIJUANACLINICNORTHDAKOTA.COM

MARIJUANACLINICOHIO.COM

MARIJUANACLINICOKLAHOMA.COM

MARIJUANACLINICOREGON.COM

MARIJUANACLINICPENNSYLVANIA.COM

MARIJUANACLINICRHODEISLAND.COM

MARIJUANACLINICSALABAMA.COM

MARIJUANACLINICSALASKA.COM

MARIJUANACLINICSARIZONA.COM

MARIJUANACLINICSARKANSAS.COM

MARIJUANACLINICSCALIFORNIA.COM

MARIJUANACLINICSCOLORADO.COM

MARIJUANACLINICSCONNECTICUT.COM

MARIJUANACLINICSDELAWARE.COM

MARIJUANACLINICSDISTRICTOFCOLUMBIA.COM

MARIJUANACLINICSGEORGIA.COM

MARIJUANACLINICSHAWAII.COM

MARIJUANACLINICSIDAHO.COM

MARIJUANACLINICSILLINOIS.COM

MARIJUANACLINICSINDIANA.COM

MARIJUANACLINICSIOWA.COM

MARIJUANACLINICSKANSAS.COM

MARIJUANACLINICSKENTUCKY.COM

MARIJUANACLINICSLOUISIANA.COM

MARIJUANACLINICSMAINE.COM

MARIJUANACLINICSMARYLAND.COM

MARIJUANACLINICSMASSACHUSETTS.COM

MARIJUANACLINICSMICHIGAN.COM

MARIJUANACLINICSMINNESOTA.COM

MARIJUANACLINICSMISSISSIPPI.COM

MARIJUANACLINICSMISSOURI.COM

MARIJUANACLINICSMONTANA.COM

MARIJUANACLINICSNEBRASKA.COM

MARIJUANACLINICSNEVADA.COM

MARIJUANACLINICSNEWHAMPSHIRE.COM

MARIJUANACLINICSNEWJERSEY.COM

MARIJUANACLINICSNEWMEXICO.COM

MARIJUANACLINICSNEWYORK.COM

MARIJUANACLINICSNORTHCAROLINA.COM

MARIJUANACLINICSNORTHDAKOTA.COM

MARIJUANACLINICSOHIO.COM

MARIJUANACLINICSOKLAHOMA.COM

MARIJUANACLINICSOREGON.COM

MARIJUANACLINICSOUTHCAROLINA.COM

MARIJUANACLINICSOUTHDAKOTA.COM

MARIJUANACLINICSPENNSYLVANIA.COM

MARIJUANACLINICSRHODEISLAND.COM

MARIJUANACLINICSSOUTHCAROLINA.COM

MARIJUANACLINICSSOUTHDAKOTA.COM

MARIJUANACLINICSTENNESSEE.COM

MARIJUANACLINICSTEXAS.COM

MARIJUANACLINICSUTAH.COM

MARIJUANACLINICSVERMONT.COM

MARIJUANACLINICSVIRGINIA.COM

MARIJUANACLINICSWASHINGTON.COM

MARIJUANACLINICSWESTVIRGINIA.COM

MARIJUANACLINICSWISCONSIN.COM

MARIJUANACLINICSWYOMING.COM

MARIJUANACLINICTENNESSEE.COM

MARIJUANACLINICTEXAS.COM

MARIJUANACLINICUTAH.COM

MARIJUANACLINICVERMONT.COM

MARIJUANACLINICVIRGINIA.COM

MARIJUANACLINICWASHINGTON.COM

MARIJUANACLINICWESTVIRGINIA.COM

MARIJUANACLINICWISCONSIN.COM

MARIJUANACLINICWYOMING.COM

MARIJUANACOMPANIES.COM

MARIJUANACONFECTION.COM

MARIJUANACONTACTS.COM

MARIJUANACONTRACTORS.COM

MARIJUANACOOKINGMENU.COM

MARIJUANACRAFTS.COM

MARIJUANACUTTING.COM

MARIJUANADAVERTISINGINFORMATION.COM

MARIJUANADEALERSALABAMA.COM

MARIJUANADEALERSALASKA.COM

MARIJUANADEALERSANDUSERS.COM

MARIJUANADEALERSANONYMOUS.COM

MARIJUANADEALERSARIZONA.COM

MARIJUANADEALERSARKANSAS.COM

MARIJUANADEALERSCALIFORNIA.COM

MARIJUANADEALERSCOLORADO.COM

MARIJUANADEALERSCONNECTICUT.COM

MARIJUANADEALERSDELAWARE.COM

MARIJUANADEALERSDISTRICTOFCOLUMBIA.COM

MARIJUANADEALERSFLORIDA.COM

MARIJUANADEALERSGEORGIA.COM

MARIJUANADEALERSHAWAII.COM

MARIJUANADEALERSIDAHO.COM

MARIJUANADEALERSILLINOIS.COM

MARIJUANADEALERSINDIANA.COM

MARIJUANADEALERSIOWA.COM

MARIJUANADEALERSKANSAS.COM

MARIJUANADEALERSKENTUCKY.COM

MARIJUANADEALERSLOUISIANA.COM

MARIJUANADEALERSMAINE.COM

MARIJUANADEALERSMARYLAND.COM

MARIJUANADEALERSMASSACHUSETTS.COM

MARIJUANADEALERSMICHIGAN.COM

MARIJUANADEALERSMINNESOTA.COM

MARIJUANADEALERSMISSISSIPPI.COM

MARIJUANADEALERSMISSOURI.COM

MARIJUANADEALERSMONTANA.COM

MARIJUANADEALERSNEBRASKA.COM

MARIJUANADEALERSNEVADA.COM

MARIJUANADEALERSNEWHAMPSHIRE.COM

MARIJUANADEALERSNEWJERSEY.COM

MARIJUANADEALERSNEWMEXICO.COM

MARIJUANADEALERSNEWYORK.COM

MARIJUANADEALERSNORTHCAROLINA.COM

MARIJUANADEALERSNORTHDAKOTA.COM

MARIJUANADEALERSOHIO.COM

MARIJUANADEALERSOKLAHOMA.COM

MARIJUANADEALERSOREGON.COM

MARIJUANADEALERSPENNSYLVANIA.COM

MARIJUANADEALERSRHODEISLAND.COM

MARIJUANADEALERSSOUTHCAROLINA.COM

MARIJUANADEALERSSOUTHDAKOTA.COM

MARIJUANADEALERSTENNESSEE.COM

MARIJUANADEALERSTEXAS.COM

MARIJUANADEALERSUTAH.COM

MARIJUANADEALERSVERMONT.COM

MARIJUANADEALERSVIRGINIA.COM

MARIJUANADEALERSWASHINGTON.COM

MARIJUANADEALERSWESTVIRGINIA.COM

MARIJUANADEALERSWISCONSIN.COM

MARIJUANADEALERSWYOMING.COM

MARIJUANADECISION.COM

MARIJUANADELICACIES.COM

MARIJUANADELICACY.COM

MARIJUANADETERMINATION.COM

MARIJUANADIP.COM

MARIJUANADIRECTORY.COM

MARIJUANADIRECTORYALABAMA.COM

MARIJUANADIRECTORYALASKA.COM

MARIJUANADIRECTORYARIZONA.COM

MARIJUANADIRECTORYARKANSAS.COM

MARIJUANADIRECTORYCALIFORNIA.COM

MARIJUANADIRECTORYCOLORADO.COM

MARIJUANADIRECTORYCONNECTICUT.COM

MARIJUANADIRECTORYDELAWARE.COM

MARIJUANADIRECTORYFLORIDA.COM

MARIJUANADIRECTORYGEORGIA.COM

MARIJUANADIRECTORYHAWAII.COM

MARIJUANADIRECTORYIDAHO.COM

MARIJUANADIRECTORYILLINOIS.COM

MARIJUANADIRECTORYINDIANA.COM

MARIJUANADIRECTORYIOWA.COM

MARIJUANADIRECTORYKANSAS.COM

MARIJUANADIRECTORYKENTUCKY.COM

MARIJUANADIRECTORYLOUISIANA.COM

MARIJUANADIRECTORYMAINE.COM

MARIJUANADIRECTORYMARYLAND.COM

MARIJUANADIRECTORYMASSACHUSETTS.COM

MARIJUANADIRECTORYMICHIGAN.COM

MARIJUANADIRECTORYMINNESOTA.COM

MARIJUANADIRECTORYMISSISSIPPI.COM

MARIJUANADIRECTORYMISSOURI.COM

MARIJUANADIRECTORYMONTANA.COM

MARIJUANADIRECTORYNEBRASKA.COM

MARIJUANADIRECTORYNEVADA.COM

MARIJUANADIRECTORYNEWHAMPSHIRE.COM

MARIJUANADIRECTORYNEWJERSEY.COM

MARIJUANADIRECTORYNEWMEXICO.COM

MARIJUANADIRECTORYNEWYORK.COM

MARIJUANADIRECTORYNORTHCAROLINA.COM

MARIJUANADIRECTORYNORTHDAKOTA.COM

MARIJUANADIRECTORYOHIO.COM

MARIJUANADIRECTORYOKLAHOMA.COM

MARIJUANADIRECTORYOREGON.COM

MARIJUANADIRECTORYPENNSYLVANIA.COM

MARIJUANADIRECTORYRHODEISLAND.COM

MARIJUANADIRECTORYSOUTHCAROLINA.COM

MARIJUANADIRECTORYSOUTHDAKOTA.COM

MARIJUANADIRECTORYTENNESSEE.COM

MARIJUANADIRECTORYTEXAS.COM

MARIJUANADIRECTORYUTAH.COM

MARIJUANADIRECTORYVERMONT.COM

MARIJUANADIRECTORYVIRGINIA.COM

MARIJUANADIRECTORYWASHINGTON.COM

MARIJUANADIRECTORYWESTVIRGINIA.COM

MARIJUANADIRECTORYWISCONSIN.COM

MARIJUANADIRECTORYWYOMING.COM

MARIJUANADISCO.COM

MARIJUANADISHES.COM

MARIJUANADISPENSARIESALABAMA.COM

MARIJUANADISPENSARIESALASKA.COM

MARIJUANADISPENSARIESARIZONA.NET

MARIJUANADISPENSARIESARKANSAS.COM

MARIJUANADISPENSARIESCALIFORNIA.COM

MARIJUANADISPENSARIESCONNECTICUT.COM

MARIJUANADISPENSARIESDELAWARE.COM

MARIJUANADISPENSARIESDISTRICTOFCOLUMBIA.COM

MARIJUANADISPENSARIESGEORGIA.COM

MARIJUANADISPENSARIESHAWAII.COM

MARIJUANADISPENSARIESIDAHO.COM

MARIJUANADISPENSARIESINDIANA.COM

MARIJUANADISPENSARIESIOWA.COM

MARIJUANADISPENSARIESKANSAS.COM

MARIJUANADISPENSARIESKENTUCKY.COM

MARIJUANADISPENSARIESLOUISIANA.COM

MARIJUANADISPENSARIESMAINE.COM

MARIJUANADISPENSARIESMASSACHUSETTS.COM

MARIJUANADISPENSARIESMICHIGAN.COM

MARIJUANADISPENSARIESMINNESOTA.COM

MARIJUANADISPENSARIESMISSISSIPPI.COM

MARIJUANADISPENSARIESMISSOURI.COM

MARIJUANADISPENSARIESMONTANA.COM

MARIJUANADISPENSARIESNEBRASKA.COM

MARIJUANADISPENSARIESNEWHAMPSHIRE.COM

MARIJUANADISPENSARIESNEWJERSEY.COM

MARIJUANADISPENSARIESNEWMEXICO.COM

MARIJUANADISPENSARIESNORTHCAROLINA.COM

MARIJUANADISPENSARIESNORTHDAKOTA.COM

MARIJUANADISPENSARIESOHIO.COM

MARIJUANADISPENSARIESOKLAHOMA.COM

MARIJUANADISPENSARIESPENNSYLVANIA.COM

MARIJUANADISPENSARIESRHODEISLAND.COM

MARIJUANADISPENSARIESSOUTHCAROLINA.COM

MARIJUANADISPENSARIESSOUTHDAKOTA.COM

MARIJUANADISPENSARIESTENNESSEE.COM

MARIJUANADISPENSARIESTEXAS.COM

MARIJUANADISPENSARIESUTAH.COM

MARIJUANADISPENSARIESVERMONT.COM

MARIJUANADISPENSARIESVIRGINIA.COM

MARIJUANADISPENSARIESWASHINGTON.COM

MARIJUANADISPENSARIESWESTVIRGINIA.COM

MARIJUANADISPENSARIESWISCONSIN.COM

MARIJUANADISPENSARIESWYOMING.COM

MARIJUANADISPENSARYALABAMA.COM

MARIJUANADISPENSARYARIZONA.COM

MARIJUANADISPENSARYARKANSAS.COM

MARIJUANADISPENSARYCONNECTICUT.COM

MARIJUANADISPENSARYDELAWARE.COM

MARIJUANADISPENSARYGEORGIA.COM

MARIJUANADISPENSARYIDAHO.COM

MARIJUANADISPENSARYINDIANA.COM

MARIJUANADISPENSARYINFORMATION.COM

MARIJUANADISPENSARYIOWA.COM

MARIJUANADISPENSARYKANSAS.COM

MARIJUANADISPENSARYKENTUCKY.COM

MARIJUANADISPENSARYLOUISIANA.COM

MARIJUANADISPENSARYMAINE.COM

MARIJUANADISPENSARYMINNESOTA.COM

MARIJUANADISPENSARYMISSISSIPPI.COM

MARIJUANADISPENSARYMISSOURI.COM

MARIJUANADISPENSARYMONTANA.COM

MARIJUANADISPENSARYNEBRASKA.COM

MARIJUANADISPENSARYNEWHAMPSHIRE.COM

MARIJUANADISPENSARYNEWMEXICO.COM

MARIJUANADISPENSARYNORTHCAROLINA.COM

MARIJUANADISPENSARYNORTHDAKOTA.COM

MARIJUANADISPENSARYOKLAHOMA.COM

MARIJUANADISPENSARYPENNSYLVANIA.COM

MARIJUANADISPENSARYRHODEISLAND.COM

MARIJUANADISPENSARYSOUTHCAROLINA.COM

MARIJUANADISPENSARYSOUTHDAKOTA.COM

MARIJUANADISPENSARYTENNESSEE.COM

MARIJUANADISPENSARYTEXAS.COM

MARIJUANADISPENSARYUTAH.COM

MARIJUANADISPENSARYVERMONT.COM

MARIJUANADISPENSARYVIRGINIA.COM

MARIJUANADISPENSARYWESTVIRGINIA.COM

MARIJUANADISPENSARYWISCONSIN.COM

MARIJUANADISPENSARYWYOMING.COM

MARIJUANADISTRIBUTORCONVENTION.COM

MARIJUANADISTRIBUTORLOCATIONS.COM

MARIJUANADISTRIBUTORSAK.COM

MARIJUANADISTRIBUTORSALABAMA.COM

MARIJUANADISTRIBUTORSALASKA.COM

MARIJUANADISTRIBUTORSALLIANCE.COM

MARIJUANADISTRIBUTORSARIZONA.COM

MARIJUANADISTRIBUTORSARKANSAS.COM

MARIJUANADISTRIBUTORSASSOCIATION.COM

MARIJUANADISTRIBUTORSAZ.COM

MARIJUANADISTRIBUTORSCA.COM

MARIJUANADISTRIBUTORSCALIFORNIA.COM

MARIJUANADISTRIBUTORSCOALITION.COM

MARIJUANADISTRIBUTORSCOLORADO.COM

MARIJUANADISTRIBUTORSCONNECTICUT.COM

MARIJUANADISTRIBUTORSCONVENTION.COM

MARIJUANADISTRIBUTORSCT.COM

MARIJUANADISTRIBUTORSDELAWARE.COM

MARIJUANADISTRIBUTORSFEDERATION.COM

MARIJUANADISTRIBUTORSFLORIDA.COM

MARIJUANADISTRIBUTORSGEORGIA.COM

MARIJUANADISTRIBUTORSHAWAII.COM

MARIJUANADISTRIBUTORSHI.COM

MARIJUANADISTRIBUTORSHOW.COM

MARIJUANADISTRIBUTORSIDAHO.COM

MARIJUANADISTRIBUTORSILLINOIS.COM

MARIJUANADISTRIBUTORSINDIANA.COM

MARIJUANADISTRIBUTORSINTERNATIONAL.COM

MARIJUANADISTRIBUTORSIOWA.COM

MARIJUANADISTRIBUTORSKANSAS.COM

MARIJUANADISTRIBUTORSKENTUCKY.COM

MARIJUANADISTRIBUTORSLOUISIANA.COM

MARIJUANADISTRIBUTORSMA.COM

MARIJUANADISTRIBUTORSMAINE.COM

MARIJUANADISTRIBUTORSMARYLAND.COM

MARIJUANADISTRIBUTORSMASSACHUSETTS.COM

MARIJUANADISTRIBUTORSMI.COM

MARIJUANADISTRIBUTORSMICHIGAN.COM

MARIJUANADISTRIBUTORSMINNESOTA.COM

MARIJUANADISTRIBUTORSMISSISSIPPI.COM

MARIJUANADISTRIBUTORSMISSOURI.COM

MARIJUANADISTRIBUTORSMN.COM

MARIJUANADISTRIBUTORSMONTANA.COM

MARIJUANADISTRIBUTORSMT.COM

MARIJUANADISTRIBUTORSNEBRASKA.COM

MARIJUANADISTRIBUTORSNEVADA.COM

MARIJUANADISTRIBUTORSNEWHAMPSHIRE.COM

MARIJUANADISTRIBUTORSNEWJERSEY.COM

MARIJUANADISTRIBUTORSNEWMEXICO.COM

MARIJUANADISTRIBUTORSNEWYORK.COM

MARIJUANADISTRIBUTORSNJ.COM

MARIJUANADISTRIBUTORSNORTHCAROLINA.COM

MARIJUANADISTRIBUTORSNORTHDAKOTA.COM

MARIJUANADISTRIBUTORSNV.COM

MARIJUANADISTRIBUTORSOFAMERICA.COM

MARIJUANADISTRIBUTORSOHIO.COM

MARIJUANADISTRIBUTORSOKLAHOMA.COM

MARIJUANADISTRIBUTORSOREGON.COM

MARIJUANADISTRIBUTORSPA.COM

MARIJUANADISTRIBUTORSPENNSYLVANIA.COM

MARIJUANADISTRIBUTORSRHODEISLAND.COM

MARIJUANADISTRIBUTORSRI.COM

MARIJUANADISTRIBUTORSSOCIETY.COM

MARIJUANADISTRIBUTORSSOUTHCAROLINA.COM

MARIJUANADISTRIBUTORSSOUTHDAKOTA.COM

MARIJUANADISTRIBUTORSSYNDICATE.COM

MARIJUANADISTRIBUTORSTENNESSEE.COM

MARIJUANADISTRIBUTORSTEXAS.COM

MARIJUANADISTRIBUTORSUTAH.COM

MARIJUANADISTRIBUTORSVERMONT.COM

MARIJUANADISTRIBUTORSVIRGINIA.COM

MARIJUANADISTRIBUTORSVT.COM

MARIJUANADISTRIBUTORSWASHINGTON.COM

MARIJUANADISTRIBUTORSWESTVIRGINIA.COM

MARIJUANADISTRIBUTORSWISCONSIN.COM

MARIJUANADISTRIBUTORSWN.COM

MARIJUANADISTRIBUTORSWYOMING.COM

MARIJUANADISTRUBUTORSSHOW.COM

MARIJUANADOCTORSDISTRICTOFCOLUMBIA.COM

MARIJUANADOCTORSGROUP.COM

MARIJUANADOCTORSNORTHCAROLINA.COM

MARIJUANADOCTORSNORTHDAKOTA.COM

MARIJUANADOCTORSOHIO.COM

MARIJUANADOCTORSOKLAHOMA.COM

MARIJUANADOCTORSPENNSYLVANIA.COM

MARIJUANADOCTORSRHODEISLAND.COM

MARIJUANADOCTORSSOUTHCAROLINA.COM

MARIJUANADOCTORSSOUTHDAKOTA.COM

MARIJUANADOCTORSTENNESSEE.COM

MARIJUANADOCTORSTEXAS.COM

MARIJUANADOCTORSUTAH.COM

MARIJUANADOCTORSVERMONT.COM

MARIJUANADOCTORSVIRGINIA.COM

MARIJUANADOCTORSWASHINGTON.COM

MARIJUANADOCTORSWESTVIRGINIA.COM

MARIJUANADOCTORSWISCONSIN.COM

MARIJUANADOCTORSWYOMING.COM

MARIJUANADOMAINHIGHWAY.COM

MARIJUANADOMAINHOUSE.COM

MARIJUANADOMAININFORMATION.COM

MARIJUANADOMAINPLACE.COM

MARIJUANADOMAINSAMERICA.COM

MARIJUANADOMAINSAMREICA.COM

MARIJUANADOMAINSAVAILABLE.COM

MARIJUANADOMAINSDOTCOM.COM

MARIJUANADOMAINSFORRENT.COM

MARIJUANA-DOMAINSFORSALE.COM

MARIJUANADOMAINSHACK.COM

MARIJUANADOMAINSONLINE.COM

MARIJUANADOMAINSTAND.COM

MARIJUANADOMAINSUS.COM

MARIJUANADOMAINWORDS.COM

MARIJUANADOTCOMS.COM

MARIJUANADOUGH.COM

MARIJUANADRIVE.COM

MARIJUANAEATS.COM

MARIJUANAEATSCALIFORNIA.COM

MARIJUANAEATSCOLORADO.COM

MARIJUANAEATSWASHINGTON.COM

MARIJUANAEDIBLECONVENTION.COM

MARIJUANAEDIBLEDRINKS.COM

MARIJUANAEDIBLEFOODS.COM

MARIJUANAEDIBLESALABAMA.COM

MARIJUANAEDIBLESALASKA.COM

MARIJUANAEDIBLESARIZONA.COM

MARIJUANAEDIBLESARKANSAS.COM

MARIJUANAEDIBLESCALIFORNIA.COM

MARIJUANAEDIBLESCOLORADO.COM

MARIJUANAEDIBLESCONNECTICUT.COM

MARIJUANAEDIBLESCONVENTION.COM

MARIJUANAEDIBLESDELAWARE.COM

MARIJUANAEDIBLESDIRECTORYALABAMA.COM

MARIJUANAEDIBLESDIRECTORYALASKA.COM

MARIJUANAEDIBLESDIRECTORYARIZONA.COM

MARIJUANAEDIBLESDIRECTORYARKANSAS.COM

MARIJUANAEDIBLESDIRECTORYCALIFORNIA.COM

MARIJUANAEDIBLESDIRECTORYCOLORADO.COM

MARIJUANAEDIBLESDIRECTORYCONNECTICUT.COM

MARIJUANAEDIBLESDIRECTORYDELAWARE.COM

MARIJUANAEDIBLESDIRECTORYFLORIDA.COM

MARIJUANAEDIBLESDIRECTORYGEORGIA.COM

MARIJUANAEDIBLESDIRECTORYHAWAII.COM

MARIJUANAEDIBLESDIRECTORYIDAHO.COM

MARIJUANAEDIBLESDIRECTORYILLINOIS.COM

MARIJUANAEDIBLESDIRECTORYINDIANA.COM

MARIJUANAEDIBLESDIRECTORYIOWA.COM

MARIJUANAEDIBLESDIRECTORYKANSAS.COM

MARIJUANAEDIBLESDIRECTORYKENTUCKY.COM

MARIJUANAEDIBLESDIRECTORYLOUISIANA.COM

MARIJUANAEDIBLESDIRECTORYMAINE.COM

MARIJUANAEDIBLESDIRECTORYMARYLAND.COM

MARIJUANAEDIBLESDIRECTORYMASSACHUSETTS.COM

MARIJUANAEDIBLESDIRECTORYMICHIGAN.COM

MARIJUANAEDIBLESDIRECTORYMINNESOTA.COM

MARIJUANAEDIBLESDIRECTORYMISSISSIPPI.COM

MARIJUANAEDIBLESDIRECTORYMISSOURI.COM

MARIJUANAEDIBLESDIRECTORYMONTANA.COM

MARIJUANAEDIBLESDIRECTORYNEBRASKA.COM

MARIJUANAEDIBLESDIRECTORYNEVADA.COM

MARIJUANAEDIBLESDIRECTORYNEWHAMPSHIRE.COM

MARIJUANAEDIBLESDIRECTORYNEWJERSEY.COM

MARIJUANAEDIBLESDIRECTORYNEWMEXICO.COM

MARIJUANAEDIBLESDIRECTORYNEWYORK.COM

MARIJUANAEDIBLESDIRECTORYNORTHCAROLINA.COM

MARIJUANAEDIBLESDIRECTORYNORTHDAKOTA.COM

MARIJUANAEDIBLESDIRECTORYOHIO.COM

MARIJUANAEDIBLESDIRECTORYOKLAHOMA.COM

MARIJUANAEDIBLESDIRECTORYOREGON.COM

MARIJUANAEDIBLESDIRECTORYPENNSYLVANIA.COM

MARIJUANAEDIBLESDIRECTORYRHODEISLAND.COM

MARIJUANAEDIBLESDIRECTORYSOUTHCAROLINA.COM

MARIJUANAEDIBLESDIRECTORYSOUTHDAKOTA.COM

MARIJUANAEDIBLESDIRECTORYTENNESSEE.COM

MARIJUANAEDIBLESDIRECTORYTEXAS.COM

MARIJUANAEDIBLESDIRECTORYUTAH.COM

MARIJUANAEDIBLESDIRECTORYVERMONT.COM

MARIJUANAEDIBLESDIRECTORYVIRGINIA.COM

MARIJUANAEDIBLESDIRECTORYWASHINGTON.COM

MARIJUANAEDIBLESDIRECTORYWESTVIRGINIA.COM

MARIJUANAEDIBLESDIRECTORYWISCONSIN.COM

MARIJUANAEDIBLESDIRECTORYWYOMING.COM

MARIJUANAEDIBLESDISTRICTOFCOLUMBIA.COM

MARIJUANAEDIBLESFLORIDA.COM

MARIJUANAEDIBLESGEORGIA.COM

MARIJUANAEDIBLESHAWAII.COM

MARIJUANAEDIBLESIDAHO.COM

MARIJUANAEDIBLESILLINOIS.COM

MARIJUANAEDIBLESINDIANA.COM

MARIJUANAEDIBLESINFORMATION.COM

MARIJUANAEDIBLESIOWA.COM

MARIJUANAEDIBLESKANSAS.COM

MARIJUANAEDIBLESKENTUCKY.COM

MARIJUANAEDIBLESLOUISIANA.COM

MARIJUANAEDIBLESMAINE.COM

MARIJUANAEDIBLESMARYLAND.COM

MARIJUANAEDIBLESMASSACHUSETTS.COM

MARIJUANAEDIBLESMENU.COM

MARIJUANAEDIBLESMICHIGAN.COM

MARIJUANAEDIBLESMINNESOTA.COM

MARIJUANAEDIBLESMISSISSIPPI.COM

MARIJUANAEDIBLESMISSOURI.COM

MARIJUANAEDIBLESMONTANA.COM

MARIJUANAEDIBLESNEBRASKA.COM

MARIJUANAEDIBLESNEVADA.COM

MARIJUANAEDIBLESNEWHAMPSHIRE.COM

MARIJUANAEDIBLESNEWJERSEY.COM

MARIJUANAEDIBLESNEWMEXICO.COM

MARIJUANAEDIBLESNEWYORK.COM

MARIJUANAEDIBLESNORTHCAROLINA.COM

MARIJUANAEDIBLESNORTHDAKOTA.COM

MARIJUANAEDIBLESOFAMERICA.COM

MARIJUANAEDIBLESOHIO.COM

MARIJUANAEDIBLESOKLAHOMA.COM

MARIJUANAEDIBLESOREGON.COM

MARIJUANAEDIBLESPENNSYLVANIA.COM

MARIJUANAEDIBLESRHODEISLAND.COM

MARIJUANAEDIBLESSHOW.COM

MARIJUANAEDIBLESSOUTHCAROLINA.COM

MARIJUANAEDIBLESSOUTHDAKOTA.COM

MARIJUANAEDIBLESSUPPLIES.COM

MARIJUANAEDIBLESSUPPLY.COM

MARIJUANAEDIBLESTENNESSEE.COM

MARIJUANAEDIBLESTEXAS.COM

MARIJUANAEDIBLESUTAH.COM

MARIJUANAEDIBLESVERMONT.COM

MARIJUANAEDIBLESVIRGINIA.COM

MARIJUANAEDIBLESWASHINGTON.COM

MARIJUANAEDIBLESWESTVIRGINIA.COM

MARIJUANAEDIBLESWISCONSIN.COM

MARIJUANAEDIBLESWYOMING.COM

MARIJUANAEDUCATORS.COM

MARIJUANAEMAIL.COM

MARIJUANAEMALL.COM

MARIJUANAENGINEERS.COM

MARIJUANAESSENTIALS.COM

MARIJUANAFANATIC.COM

MARIJUANAFARE.COM

MARIJUANAFATIGUE.COM

MARIJUANAFEAST.COM

MARIJUANAFINDING.COM

MARIJUANAFLOUR.COM

MARIJUANAFOODSCALIFORNIA.COM

MARIJUANAFOODSCOLORADO.COM

MARIJUANAFOODSWASHINGTON.COM

MARIJUANAFORFARMERS.COM

MARIJUANAFORFUN.COM

MARIJUANAFORPRESIDENTS.COM

MARIJUANAFORSEX.COM

MARIJUANAFORSTONERS.COM

MARIJUANAFOUNDATIONOFAMERICA.COM

MARIJUANAFOUNDATIONUSA.COM

MARIJUANAFROZENDESERT.COM

MARIJUANAFROZENTREAT.COM

MARIJUANAFUCKUPS.COM

MARIJUANAGOODIESCALIFORNIA.COM

MARIJUANAGOODIESCOLORADO.COM

MARIJUANAGOODIESWASHINGTON.COM

MARIJUANAGOODTIMES.COM

MARIJUANAGOODY.COM

MARIJUANAGOODYS.COM

MARIJUANAGOODYSCALIFORNIA.COM

MARIJUANAGOODYSCOLORADO.COM

MARIJUANAGOODYSWASHINGTON.COM

MARIJUANAGROCERIES.COM

MARIJUANAGROCERIESCALIFORNIA.COM

MARIJUANAGROCERIESCOLORADO.COM

MARIJUANAGROCERIESWASHINGTON.COM

MARIJUANAGROWCLUB.COM

MARIJUANAGROWERSALABAMA.COM

MARIJUANAGROWERSALASKA.COM

MARIJUANAGROWERSARIZONA.COM

MARIJUANAGROWERSARKANSAS.COM

MARIJUANAGROWERSCALIFORNIA.COM

MARIJUANAGROWERSCOALITION.COM

MARIJUANAGROWERSCONFERENCE.COM

MARIJUANAGROWERSCONNECTICUT.COM

MARIJUANAGROWERSDELAWARE.COM

MARIJUANAGROWERSEXHIBIT.COM

MARIJUANAGROWERSEXHIBITION.COM

MARIJUANAGROWERSFEDERATION.COM

MARIJUANAGROWERSFLORIDA.COM

MARIJUANAGROWERSGEORGIA.COM

MARIJUANAGROWERSHAWAII.COM

MARIJUANAGROWERSIDAHO.COM

MARIJUANAGROWERSILLINOIS.COM

MARIJUANAGROWERSINDIANA.COM

MARIJUANAGROWERSINFORMATION.COM

MARIJUANAGROWERSINTERNATIONAL.COM

MARIJUANAGROWERSIOWA.COM

MARIJUANAGROWERSKANSAS.COM

MARIJUANAGROWERSKENTUCKY.COM

MARIJUANAGROWERSLOUISIANA.COM

MARIJUANAGROWERSMAINE.COM

MARIJUANAGROWERSMASSACHUSETTS.COM

MARIJUANAGROWERSMICHIGAN.COM

MARIJUANAGROWERSMINNESOTA.COM

MARIJUANAGROWERSMISSISSIPPI.COM

MARIJUANAGROWERSMISSOURI.COM

MARIJUANAGROWERSMONTANA.COM

MARIJUANAGROWERSNEBRASKA.COM

MARIJUANAGROWERSNEVADA.COM

MARIJUANAGROWERSNEWHAMPSHIRE.COM

MARIJUANAGROWERSNEWJERSEY.COM

MARIJUANAGROWERSNEWMEXICO.COM

MARIJUANAGROWERSNEWYORK.COM

MARIJUANAGROWERSNORTHCAROLINA.COM

MARIJUANAGROWERSNORTHDAKOTA.COM

MARIJUANAGROWERSOHIO.COM

MARIJUANAGROWERSOKLAHOMA.COM

MARIJUANAGROWERSONLINE.COM

MARIJUANAGROWERSOREGON.COM

MARIJUANAGROWERSORGANIZATION.COM

MARIJUANAGROWERSPENNSYLVANIA.COM

MARIJUANAGROWERSRHODEISLAND.COM

MARIJUANAGROWERSSOCIETY.COM

MARIJUANAGROWERSSOUTHCAROLINA.COM

MARIJUANAGROWERSSOUTHDAKOTA.COM

MARIJUANAGROWERSSUMMIT.COM

MARIJUANAGROWERSSYNDICATE.COM

MARIJUANAGROWERSTENNESSEE.COM

MARIJUANAGROWERSTEXAS.COM

MARIJUANAGROWERSUTAH.COM

MARIJUANAGROWERSVERMONT.COM

MARIJUANAGROWERSVIRGINIA.COM

MARIJUANAGROWERSWESTVIRGINIA.COM

MARIJUANAGROWERSWISCONSIN.COM

MARIJUANAGROWERSWYOMING.COM

MARIJUANAGRUB.COM

MARIJUANAGRUBCALIFORNIA.COM

MARIJUANAGRUBCOLORADO.COM

MARIJUANAGRUBWASHINGTON.COM

MARIJUANAHASHHOUSE.COM

MARIJUANAHIDEAWAY.COM

MARIJUANAHIDEWAY.COM

MARIJUANAHIGHWAY.COM

MARIJUANAHO.COM

MARIJUANAHOOTCH.COM

MARIJUANAHOTLIST.COM

MARIJUANAHOUSEOFPOT.COM

MARIJUANAHUTAK.COM

MARIJUANAHUTALABAMA.COM

MARIJUANAHUTALASKA.COM

MARIJUANAHUTARIZONA.COM

MARIJUANAHUTARKANSAS.COM

MARIJUANAHUTAZ.COM

MARIJUANAHUTCA.COM

MARIJUANAHUTCALIFORNIA.COM

MARIJUANAHUTCO.COM

MARIJUANAHUTCOLORADO.COM

MARIJUANAHUTCONNECTICUT.COM

MARIJUANAHUTCT.COM

MARIJUANAHUTDC.COM

MARIJUANAHUTDE.COM

MARIJUANAHUTDELAWARE.COM

MARIJUANAHUTDISTRICTOFCOLUMBIA.COM

MARIJUANAHUTFLORIDA.COM

MARIJUANAHUTGEORGIA.COM

MARIJUANAHUTHAWAII.COM

MARIJUANAHUTHI.COM

MARIJUANAHUTIDAHO.COM

MARIJUANAHUTIL.COM

MARIJUANAHUTILLINOIS.COM

MARIJUANAHUTINDIANA.COM

MARIJUANAHUTIOWA.COM

MARIJUANAHUTKANSAS.COM

MARIJUANAHUTKENTUCKY.COM

MARIJUANAHUTLOUISIANA.COM

MARIJUANAHUTMA.COM

MARIJUANAHUTMAINE.COM

MARIJUANAHUTMARYLAND.COM

MARIJUANAHUTMASSACHUSETTS.COM

MARIJUANAHUTME.COM

MARIJUANAHUTMI.COM

MARIJUANAHUTMICHIGAN.COM

MARIJUANAHUTMINNESOTA.COM

MARIJUANAHUTMISSISSIPPI.COM

MARIJUANAHUTMISSOURI.COM

MARIJUANAHUTMONTANA.COM

MARIJUANAHUTMT.COM

MARIJUANAHUTNEBRASKA.COM

MARIJUANAHUTNEVADA.COM

MARIJUANAHUTNEWHAMPSHIRE.COM

MARIJUANAHUTNEWJERSEY.COM

MARIJUANAHUTNEWMEXICO.COM

MARIJUANAHUTNEWYORK.COM

MARIJUANAHUTNH.COM

MARIJUANAHUTNJ.COM

MARIJUANAHUTNM.COM

MARIJUANAHUTNORTHCAROLINA.COM

MARIJUANAHUTNORTHDAKOTA.COM

MARIJUANAHUTNV.COM

MARIJUANAHUTNY.COM

MARIJUANAHUTOHIO.COM

MARIJUANAHUTOKLAHOMA.COM

MARIJUANAHUTOR.COM

MARIJUANAHUTOREGON.COM

MARIJUANAHUTPENNSYLVANIA.COM

MARIJUANAHUTRHODEISLAND.COM

MARIJUANAHUTRI.COM

MARIJUANAHUTSOUTHCAROLINA.COM

MARIJUANAHUTSOUTHDAKOTA.COM

MARIJUANAHUTTENNESSEE.COM

MARIJUANAHUTTEXAS.COM

MARIJUANAHUTUTAH.COM

MARIJUANAHUTVERMONT.COM

MARIJUANAHUTVIRGINIA.COM

MARIJUANAHUTVT.COM

MARIJUANAHUTWA.COM

MARIJUANAHUTWASHINGTON.COM

MARIJUANAHUTWESTVIRGINIA.COM

MARIJUANAHUTWISCONSIN.COM

MARIJUANAHUTWYOMING.COM

MARIJUANAINDULGENCE.COM

MARIJUANAINJECTION.COM

MARIJUANAINTERNATIONALCONVENTION.COM

MARIJUANAISUS.COM

MARIJUANAJAZZBAR.COM

MARIJUANAJELLYROLL.COM

MARIJUANAJUDGEMENT.COM

MARIJUANALANE.COM

MARIJUANALASAGNA.COM

MARIJUANALAWCENTER.COM

MARIJUANALEGALDEFENSE.COM

MARIJUANALOAF.COM

MARIJUANALOCALWEED.COM

MARIJUANALOCOWEED.COM

MARIJUANAMANAGER.COM

MARIJUANAMANUFACTUREREXHIBITION.COM

MARIJUANAMANUFACTURERSCOALITION.COM

MARIJUANAMANUFACTURERSCONFERENCE.COM

MARIJUANAMANUFACTURERSEXHIBIT.COM

MARIJUANAMANUFACTURERSSUMMIT.COM

MARIJUANAMARKETALABAMA.COM

MARIJUANAMARKETALASKA.COM

MARIJUANAMARKETARIZONA.COM

MARIJUANAMARKETARKANSAS.COM

MARIJUANAMARKETCALIFORNIA.COM

MARIJUANAMARKETCONNECTICUT.COM

MARIJUANAMARKETDELAWARE.COM

MARIJUANAMARKETFLORIDA.COM

MARIJUANAMARKETGEORGIA.COM

MARIJUANAMARKETHAWAII.COM

MARIJUANAMARKETIDAHO.COM

MARIJUANAMARKETILLINOIS.COM

MARIJUANAMARKETINDIANA.COM

MARIJUANAMARKETIOWA.COM

MARIJUANAMARKETKANSAS.COM

MARIJUANAMARKETKENTUCKY.COM

MARIJUANAMARKETLOCATIONS.COM

MARIJUANAMARKETLOUISIANA.COM

MARIJUANAMARKETMAINE.COM

MARIJUANAMARKETMARYLAND.COM

MARIJUANAMARKETMASSACHUSETTS.COM

MARIJUANAMARKETMICHIGAN.COM

MARIJUANAMARKETMINNESOTA.COM

MARIJUANAMARKETMISSISSIPPI.COM

MARIJUANAMARKETMISSOURI.COM

MARIJUANAMARKETMONTANA.COM

MARIJUANAMARKETNEBRASKA.COM

MARIJUANAMARKETNEVADA.COM

MARIJUANAMARKETNEWHAMPSHIRE.COM

MARIJUANAMARKETNEWJERSEY.COM

MARIJUANAMARKETNEWMEXICO.COM

MARIJUANAMARKETNEWYORK.COM

MARIJUANAMARKETNORTHCAROLINA.COM

MARIJUANAMARKETNORTHDAKOTA.COM

MARIJUANAMARKETOHIO.COM

MARIJUANAMARKETOKLAHOMA.COM

MARIJUANAMARKETOREGON.COM

MARIJUANAMARKETPENNSYLVANIA.COM

MARIJUANAMARKETRHODEISLAND.COM

MARIJUANAMARKETSOUTHCAROLINA.COM

MARIJUANAMARKETSOUTHDAKOTA.COM

MARIJUANAMARKETTENNESSEE.COM

MARIJUANAMARKETTEXAS.COM

MARIJUANAMARKETUTAH.COM

MARIJUANAMARKETVERMONT.COM

MARIJUANAMARKETVIRGINIA.COM

MARIJUANAMARKETWESTVIRGINIA.COM

MARIJUANAMARKETWISCONSIN.COM

MARIJUANAMARKETWYOMING.COM

MARIJUANAMD.COM

MARIJUANAMEATBALLS.COM

MARIJUANAMEDIBLESOFAMERICA.COM

MARIJUANAMEDICALASSOCIATION.COM

MARIJUANAMEDICALGROUP.COM

MARIJUANAMODIFICATION.COM

MARIJUANAMODIFICATIONS.COM

MARIJUANAMODS.COM

MARIJUANANAMESAMERICA.COM

MARIJUANANAMESUS.COM

MARIJUANANANAMESAMERICA.COM

MARIJUANANATIONALCONVENTION.COM

MARIJUANANATIONALPHYSICIANSDIRECTORY.COM

MARIJUANANEWSLETTER.COM

MARIJUANANEWSLINE.COM

MARIJUANANIBBLES.COM

MARIJUANANIBBLESCALIFORNIA.COM

MARIJUANANIBBLESCOLORADO.COM

MARIJUANANIBBLESWASHINGTON.COM

MARIJUANANOURISHMENT.COM

MARIJUANAOBSERVER.COM

MARIJUANAOFWASHINGTON.COM

MARIJUANAOPINION.COM

MARIJUANAPAGEANT.COM

MARIJUANAPANCAKES.COM

MARIJUANAPARLOR.COM

MARIJUANAPARTYBLEND.COM

MARIJUANAPARTYSTRAIN.COM

MARIJUANAPHYSICIANSALABAMA.COM

MARIJUANAPHYSICIANSALASKA.COM

MARIJUANAPHYSICIANSARIZONA.COM

MARIJUANAPHYSICIANSARKANSAS.COM

MARIJUANAPHYSICIANSASSOCIATES.COM

MARIJUANAPHYSICIANSASSOCIATION.COM

MARIJUANAPHYSICIANSCALIFORNIA.COM

MARIJUANAPHYSICIANSCOLORADO.COM

MARIJUANAPHYSICIANSCONNECTICUT.COM

MARIJUANAPHYSICIANSDELAWARE.COM

MARIJUANAPHYSICIANSDIRECTORYCOLORADO.COM

MARIJUANAPHYSICIANSDIRECTORYWAHINGTON.COM

MARIJUANAPHYSICIANSDIRECTORYWASHINGTON.COM

MARIJUANAPHYSICIANSFLORIDA.COM

MARIJUANAPHYSICIANSGEORGIA.COM

MARIJUANAPHYSICIANSGROUP.COM

MARIJUANAPHYSICIANSHAWAII.COM

MARIJUANAPHYSICIANSIDAHO.COM

MARIJUANAPHYSICIANSILLINOIS.COM

MARIJUANAPHYSICIANSINDIANA.COM

MARIJUANAPHYSICIANSIOWA.COM

MARIJUANAPHYSICIANSKANSAS.COM

MARIJUANAPHYSICIANSKENTUCKY.COM

MARIJUANAPHYSICIANSLOUISIANA.COM

MARIJUANAPHYSICIANSMAINE.COM

MARIJUANAPHYSICIANSMARYLAND.COM

MARIJUANAPHYSICIANSMASSACHUSETTS.COM

MARIJUANAPHYSICIANSMICHIGAN.COM

MARIJUANAPHYSICIANSMINNESOTA.COM

MARIJUANAPHYSICIANSMISSISSIPPI.COM

MARIJUANAPHYSICIANSMISSOURI.COM

MARIJUANAPHYSICIANSMONTANA.COM

MARIJUANAPHYSICIANSNEBRASKA.COM

MARIJUANAPHYSICIANSNEVADA.COM

MARIJUANAPHYSICIANSNEWHAMPSHIRE.COM

MARIJUANAPHYSICIANSNEWJERSEY.COM

MARIJUANAPHYSICIANSNEWMEXICO.COM

MARIJUANAPHYSICIANSNEWYORK.COM

MARIJUANAPHYSICIANSNORTHCAROLINA.COM

MARIJUANAPHYSICIANSNORTHDAKOTA.COM

MARIJUANAPHYSICIANSOHIO.COM

MARIJUANAPHYSICIANSOKLAHOMA.COM

MARIJUANAPHYSICIANSOREGON.COM

MARIJUANAPHYSICIANSPENNSYLVANIA.COM

MARIJUANAPHYSICIANSRHODEISLAND.COM

MARIJUANAPHYSICIANSSOUTHCAROLINA.COM

MARIJUANAPHYSICIANSSOUTHDAKOTA.COM

MARIJUANAPHYSICIANSTENNESSEE.COM

MARIJUANAPHYSICIANSTEXAS.COM

MARIJUANAPHYSICIANSUTAH.COM

MARIJUANAPHYSICIANSVERMONT.COM

MARIJUANAPHYSICIANSVIRGINIA.COM

MARIJUANAPHYSICIANSWASHINGTON.COM

MARIJUANAPHYSICIANSWESTVIRGINIA.COM

MARIJUANAPHYSICIANSWISCONSIN.COM

MARIJUANAPHYSICIANSWYOMING.COM

MARIJUANAPICNIC.COM

MARIJUANAPLAYTIME.COM

MARIJUANAPOLITICALCHAT.COM

MARIJUANAPOLITICALCHATROOM.COM

MARIJUANAPOLLUTION.COM

MARIJUANAPORTFOLIO.COM

MARIJUANAPREMIUM.COM

MARIJUANAPROMOTERS.COM

MARIJUANAPROMOTIONS.COM

MARIJUANAPROTEINS.COM

MARIJUANAPUDDING.COM

MARIJUANAREBEL.COM

MARIJUANAREBELS.COM

MARIJUANARECIPEONLINE.COM

MARIJUANAREEFER.COM

MARIJUANAREGISTER.COM

MARIJUANARELAXATION.COM

MARIJUANARESELLER.COM

MARIJUANAROACH.COM

MARIJUANAROADHOUSE.COM

MARIJUANASALADS.COM

MARIJUANASALESMAN.COM

MARIJUANASALOON.COM

MARIJUANASAMPLE.COM

MARIJUANASELECTION.COM

MARIJUANASENIOR.COM

MARIJUANASEXBLEND.COM

MARIJUANASEXSTRAIN.COM

MARIJUANASEXTIME.COM

MARIJUANASHACKAK.COM

MARIJUANASHACKALABAMA.COM

MARIJUANASHACKALASKA.COM

MARIJUANASHACKARIZONA.COM

MARIJUANASHACKARKANSAS.COM

MARIJUANASHACKAZ.COM

MARIJUANASHACKCA.COM

MARIJUANASHACKCALIFORNIA.COM

MARIJUANASHACKCO.COM

MARIJUANASHACKCOLORADO.COM

MARIJUANASHACKCONNECTICUT.COM

MARIJUANASHACKCT.COM

MARIJUANASHACKDC.COM

MARIJUANASHACKDE.COM

MARIJUANASHACKDELAWARE.COM

MARIJUANASHACKDISTRICTOFCOLUMBIA.COM

MARIJUANASHACKFLORIDA.COM

MARIJUANASHACKGEORGIA.COM

MARIJUANASHACKHAWAII.COM

MARIJUANASHACKHI.COM

MARIJUANASHACKIDAHO.COM

MARIJUANASHACKIL.COM

MARIJUANASHACKILLINOIS.COM

MARIJUANASHACKINDIANA.COM

MARIJUANASHACKIOWA.COM

MARIJUANASHACKKANSAS.COM

MARIJUANASHACKKENTUCKY.COM

MARIJUANASHACKLOUISIANA.COM

MARIJUANASHACKMA.COM

MARIJUANASHACKMAINE.COM

MARIJUANASHACKMARYLAND.COM

MARIJUANASHACKMASSACHUSETTS.COM

MARIJUANASHACKME.COM

MARIJUANASHACKMI.COM

MARIJUANASHACKMICHIGAN.COM

MARIJUANASHACKMINNESOTA.COM

MARIJUANASHACKMISSISSIPPI.COM

MARIJUANASHACKMISSOURI.COM

MARIJUANASHACKMONTANA.COM

MARIJUANASHACKMT.COM

MARIJUANASHACKNEBRASKA.COM

MARIJUANASHACKNEVADA.COM

MARIJUANASHACKNEWHAMPSHIRE.COM

MARIJUANASHACKNEWJERSEY.COM

MARIJUANASHACKNEWMEXICO.COM

MARIJUANASHACKNEWYORK.COM

MARIJUANASHACKNH.COM

MARIJUANASHACKNJ.COM

MARIJUANASHACKNM.COM

MARIJUANASHACKNORTHCAROLINA.COM

MARIJUANASHACKNORTHDAKOTA.COM

MARIJUANASHACKNV.COM

MARIJUANASHACKNY.COM

MARIJUANASHACKOHIO.COM

MARIJUANASHACKOKLAHOMA.COM

MARIJUANASHACKOR.COM

MARIJUANASHACKOREGON.COM

MARIJUANASHACKPENNSYLVANIA.COM

MARIJUANASHACKRHODEISLAND.COM

MARIJUANASHACKRI.COM

MARIJUANASHACKSOUTHCAROLINA.COM

MARIJUANASHACKSOUTHDAKOTA.COM

MARIJUANASHACKTENNESSEE.COM

MARIJUANASHACKTEXAS.COM

MARIJUANASHACKUTAH.COM

MARIJUANASHACKVERMONT.COM

MARIJUANASHACKVIRGINIA.COM

MARIJUANASHACKVT.COM

MARIJUANASHACKWA.COM

MARIJUANASHACKWASHINGTON.COM

MARIJUANASHACKWESTVIRGINIA.COM

MARIJUANASHACKWISCONSIN.COM

MARIJUANASHACKWYOMING.COM

MARIJUANASHOOT.COM

MARIJUANASHOPPINGCENTER.COM

MARIJUANASHOW2014.COM

MARIJUANASMOKERSACADEMY.COM

MARIJUANASMOKERSBAR.COM

MARIJUANASMOKERSBISTRO.COM

MARIJUANASMOKERSSCHOOL.COM

MARIJUANASNACKFOODS.COM

MARIJUANASNACKFOODSCALIFORNIA.COM

MARIJUANASNACKFOODSCOLORADO.COM

MARIJUANASNACKFOODSOFAMERICA.COM

MARIJUANASNACKFOODSSWASHINGTON.COM

MARIJUANASNACKFOODSWASHINGTON.COM

MARIJUANASNACKMENU.COM

MARIJUANASNACKRECIPES.COM

MARIJUANASNACKSCALIFORNIA.COM

MARIJUANASNACKSCOLORADO.COM

MARIJUANASNACKSWASHINGTON.COM

MARIJUANASPECIALIST.COM

MARIJUANASPECIALSISTS.COM

MARIJUANASPEECH.COM

MARIJUANASTATEPHYSICIANSDIRECTORY.COM

MARIJUANASTATEPHYSICIANSDIRETORY.COM

MARIJUANASTOCKPORTFOLIO.COM

MARIJUANASTOCKQUOTES.COM

MARIJUANASTONERS.COM

MARIJUANASTOP.COM

MARIJUANASUMMARY.COM

MARIJUANASUPERMARKETALABAMA.COM

MARIJUANASUPERMARKETALASKA.COM

MARIJUANASUPERMARKETARIZONA.COM

MARIJUANASUPERMARKETARKANSAS.COM

MARIJUANASUPERMARKETCALIFORNIA.COM

MARIJUANASUPERMARKETCOLORADO.COM

MARIJUANASUPERMARKETCONNECTICUT.COM

MARIJUANASUPERMARKETDELAWARE.COM

MARIJUANASUPERMARKETDISTRICTOFCOLUMBIA.COM

MARIJUANASUPERMARKETFLORIDA.COM

MARIJUANASUPERMARKETGEORGIA.COM

MARIJUANASUPERMARKETHAWAII.COM

MARIJUANASUPERMARKETIDAHO.COM

MARIJUANASUPERMARKETILLINOIS.COM

MARIJUANASUPERMARKETINDIANA.COM

MARIJUANASUPERMARKETIOWA.COM

MARIJUANASUPERMARKETKANSAS.COM

MARIJUANASUPERMARKETKENTUCKY.COM

MARIJUANASUPERMARKETLOUISIANA.COM

MARIJUANASUPERMARKETMAINE.COM

MARIJUANASUPERMARKETMARYLAND.COM

MARIJUANASUPERMARKETMASSACHUSETTS.COM

MARIJUANASUPERMARKETMICHIGAN.COM

MARIJUANASUPERMARKETMINNESOTA.COM

MARIJUANASUPERMARKETMISSISSIPPI.COM

MARIJUANASUPERMARKETMISSOURI.COM

MARIJUANASUPERMARKETMONTANA.COM

MARIJUANASUPERMARKETNEBRASKA.COM

MARIJUANASUPERMARKETNEVADA.COM

MARIJUANASUPERMARKETNEWHAMPSHIRE.COM

MARIJUANASUPERMARKETNEWJERSEY.COM

MARIJUANASUPERMARKETNEWMEXICO.COM

MARIJUANASUPERMARKETNEWYORK.COM

MARIJUANASUPERMARKETNORTHCAROLINA.COM

MARIJUANASUPERMARKETNORTHDAKOTA.COM

MARIJUANASUPERMARKETOHIO.COM

MARIJUANASUPERMARKETOKLAHOMA.COM

MARIJUANASUPERMARKETOREGON.COM

MARIJUANASUPERMARKETPENNSYLVANIA.COM

MARIJUANASUPERMARKETRHODEISLAND.COM

MARIJUANASUPERMARKETSALABAMA.COM

MARIJUANASUPERMARKETSALASKA.COM

MARIJUANASUPERMARKETSARIZONA.COM

MARIJUANASUPERMARKETSARKANSAS.COM

MARIJUANASUPERMARKETSCALIFORNIA.COM

MARIJUANASUPERMARKETSCOLORADO.COM

MARIJUANASUPERMARKETSCONNECTICUT.COM

MARIJUANASUPERMARKETSDELAWARE.COM

MARIJUANASUPERMARKETSDISTRICTOFCOLUMBIA.COM

MARIJUANASUPERMARKETSFLORIDA.COM

MARIJUANASUPERMARKETSGEORGIA.COM

MARIJUANASUPERMARKETSHAWAII.COM

MARIJUANASUPERMARKETSIDAHO.COM

MARIJUANASUPERMARKETSILLINOIS.COM

MARIJUANASUPERMARKETSINDIANA.COM

MARIJUANASUPERMARKETSIOWA.COM

MARIJUANASUPERMARKETSKANSAS.COM

MARIJUANASUPERMARKETSKENTUCKY.COM

MARIJUANASUPERMARKETSLOUISIANA.COM

MARIJUANASUPERMARKETSMAINE.COM

MARIJUANASUPERMARKETSMARYLAND.COM

MARIJUANASUPERMARKETSMASSACHUSETTS.COM

MARIJUANASUPERMARKETSMICHIGAN.COM

MARIJUANASUPERMARKETSMINNESOTA.COM

MARIJUANASUPERMARKETSMISSISSIPPI.COM

MARIJUANASUPERMARKETSMISSOURI.COM

MARIJUANASUPERMARKETSMONTANA.COM

MARIJUANASUPERMARKETSNEBRASKA.COM

MARIJUANASUPERMARKETSNEVADA.COM

MARIJUANASUPERMARKETSNEWHAMPSHIRE.COM

MARIJUANASUPERMARKETSNEWJERSEY.COM

MARIJUANASUPERMARKETSNEWMEXICO.COM

MARIJUANASUPERMARKETSNEWYORK.COM

MARIJUANASUPERMARKETSNORTHCAROLINA.COM

MARIJUANASUPERMARKETSNORTHDAKOTA.COM

MARIJUANASUPERMARKETSOHIO.COM

MARIJUANASUPERMARKETSOKLAHOMA.COM

MARIJUANASUPERMARKETSOREGON.COM

MARIJUANASUPERMARKETSOUTHCAROLINA.COM

MARIJUANASUPERMARKETSOUTHDAKOTA.COM

MARIJUANASUPERMARKETSPENNSYLVANIA.COM

MARIJUANASUPERMARKETSRHODEISLAND.COM

MARIJUANASUPERMARKETSSOUTHCAROLINA.COM

MARIJUANASUPERMARKETSSOUTHDAKOTA.COM

MARIJUANASUPERMARKETSTENNESSEE.COM

MARIJUANASUPERMARKETSTEXAS.COM

MARIJUANASUPERMARKETSUTAH.COM

MARIJUANASUPERMARKETSVERMONT.COM

MARIJUANASUPERMARKETSVIRGINIA.COM

MARIJUANASUPERMARKETSWASHINGTON.COM

MARIJUANASUPERMARKETSWESTVIRGINIA.COM

MARIJUANASUPERMARKETSWISCONSIN.COM

MARIJUANASUPERMARKETSWYOMING.COM

MARIJUANASUPERMARKETTENNESSEE.COM

MARIJUANASUPERMARKETTEXAS.COM

MARIJUANASUPERMARKETUTAH.COM

MARIJUANASUPERMARKETVERMONT.COM

MARIJUANASUPERMARKETVIRGINIA.COM

MARIJUANASUPERMARKETWASHINGTON.COM

MARIJUANASUPERMARKETWESTVIRGINIA.COM

MARIJUANASUPERMARKETWISCONSIN.COM

MARIJUANASUPERMARKETWYOMING.COM

MARIJUANASUPPLIERCONVENTION.COM

MARIJUANASUPPLIERSALABAMA.COM

MARIJUANASUPPLIERSALASKA.COM

MARIJUANASUPPLIERSARIZONA.COM

MARIJUANASUPPLIERSARKANSAS.COM

MARIJUANASUPPLIERSCALIFORNIA.COM

MARIJUANASUPPLIERSCOALITION.COM

MARIJUANASUPPLIERSCOLORADO.COM

MARIJUANASUPPLIERSCONFERENCE.COM

MARIJUANASUPPLIERSCONNECTICUT.COM

MARIJUANASUPPLIERSCONVENTION.COM

MARIJUANASUPPLIERSDELAWARE.COM

MARIJUANASUPPLIERSEXHIBIT.COM

MARIJUANASUPPLIERSEXHIBITION.COM

MARIJUANASUPPLIERSFLORIDA.COM

MARIJUANASUPPLIERSGEORGIA.COM

MARIJUANASUPPLIERSHAWAII.COM

MARIJUANASUPPLIERSHOW.COM

MARIJUANASUPPLIERSIDAHO.COM

MARIJUANASUPPLIERSILLINOIS.COM

MARIJUANASUPPLIERSINDIANA.COM

MARIJUANASUPPLIERSIOWA.COM

MARIJUANASUPPLIERSKANSAS.COM

MARIJUANASUPPLIERSKENTUCKY.COM

MARIJUANASUPPLIERSLOUISIANA.COM

MARIJUANASUPPLIERSMAINE.COM

MARIJUANASUPPLIERSMARYLAND.COM

MARIJUANASUPPLIERSMASSACHUSETTS.COM

MARIJUANASUPPLIERSMICHIGAN.COM

MARIJUANASUPPLIERSMINNESOTA.COM

MARIJUANASUPPLIERSMISSISSIPPI.COM

MARIJUANASUPPLIERSMISSOURI.COM

MARIJUANASUPPLIERSMONTANA.COM

MARIJUANASUPPLIERSNEBRASKA.COM

MARIJUANASUPPLIERSNEVADA.COM

MARIJUANASUPPLIERSNEWHAMPSHIRE.COM

MARIJUANASUPPLIERSNEWJERSEY.COM

MARIJUANASUPPLIERSNEWMEXICO.COM

MARIJUANASUPPLIERSNEWYORK.COM

MARIJUANASUPPLIERSNORTHCAROLINA.COM

MARIJUANASUPPLIERSNORTHDAKOTA.COM

MARIJUANASUPPLIERSOHIO.COM

MARIJUANASUPPLIERSOKLAHOMA.COM

MARIJUANASUPPLIERSOREGON.COM

MARIJUANASUPPLIERSPENNSYLVANIA.COM

MARIJUANASUPPLIERSRHODEISLAND.COM

MARIJUANASUPPLIERSSHOW.COM

MARIJUANASUPPLIERSSOUTHCAROLINA.COM

MARIJUANASUPPLIERSSOUTHDAKOTA.COM

MARIJUANASUPPLIERSSUMMIT.COM

MARIJUANASUPPLIERSTENNESSEE.COM

MARIJUANASUPPLIERSTEXAS.COM

MARIJUANASUPPLIERSUTAH.COM

MARIJUANASUPPLIERSVERMONT.COM

MARIJUANASUPPLIERSVIRGINIA.COM

MARIJUANASUPPLIERSWASHINGTON.COM

MARIJUANASUPPLIERSWESTVIRGINIA.COM

MARIJUANASUPPLIERSWISCONSIN.COM

MARIJUANASUPPLIERSWYOMING.COM

MARIJUANATAPROOM.COM

MARIJUANATART.COM

MARIJUANATAX.COM

MARIJUANATEACOLORADO.COM

MARIJUANATESTINGALABAMA.COM

MARIJUANATESTINGALASKA.COM

MARIJUANATESTINGARIZONA.COM

MARIJUANATESTINGARKANSAS.COM

MARIJUANATESTINGCALIFORNIA.COM

MARIJUANATESTINGCOLORADO.COM

MARIJUANATESTINGCONNECTICUT.COM

MARIJUANATESTINGDELAWARE.COM

MARIJUANATESTINGDISTRICTOFCOLUMBIA.COM

MARIJUANATESTINGFACILITIES.COM

MARIJUANATESTINGFACILITY.COM

MARIJUANATESTINGFLORIDA.COM

MARIJUANATESTINGGEORGIA.COM

MARIJUANATESTINGHAWAII.COM

MARIJUANATESTINGIDAHO.COM

MARIJUANATESTINGILLINOIS.COM

MARIJUANATESTINGINDIANA.COM

MARIJUANATESTINGIOWA.COM

MARIJUANATESTINGKANSAS.COM

MARIJUANATESTINGKENTUCKY.COM

MARIJUANATESTINGLOUISIANA.COM

MARIJUANATESTINGMAINE.COM

MARIJUANATESTINGMARYLAND.COM

MARIJUANATESTINGMASSACHUSETTS.COM

MARIJUANATESTINGMICHIGAN.COM

MARIJUANATESTINGMINNESOTA.COM

MARIJUANATESTINGMISSISSIPPI.COM

MARIJUANATESTINGMISSOURI.COM

MARIJUANATESTINGMONTANA.COM

MARIJUANATESTINGNEBRASKA.COM

MARIJUANATESTINGNEVADA.COM

MARIJUANATESTINGNEWHAMPSHIRE.COM

MARIJUANATESTINGNEWJERSEY.COM

MARIJUANATESTINGNEWMEXICO.COM

MARIJUANATESTINGNEWYORK.COM

MARIJUANATESTINGNORTHCAROLINA.COM

MARIJUANATESTINGNORTHDAKOTA.COM

MARIJUANATESTINGOHIO.COM

MARIJUANATESTINGOKLAHOMA.COM

MARIJUANATESTINGOREGON.COM

MARIJUANATESTINGPENNSYLVANIA.COM

MARIJUANATESTINGRHODEISLAND.COM

MARIJUANATESTINGSOUTHCAROLINA.COM

MARIJUANATESTINGSOUTHDAKOTA.COM

MARIJUANATESTINGTENNESSEE.COM

MARIJUANATESTINGTEXAS.COM

MARIJUANATESTINGUTAH.COM

MARIJUANATESTINGVERMONT.COM

MARIJUANATESTINGVIRGINIA.COM

MARIJUANATESTINGWASHINGTON.COM

MARIJUANATESTINGWESTVIRGINIA.COM

MARIJUANATESTINGWISCONSIN.COM

MARIJUANATESTINGWYOMING.COM

MARIJUANATIDBIT.COM

MARIJUANATIKIBAR.COM

MARIJUANATOAST.COM

MARIJUANATREATSCALIFORNIA.COM

MARIJUANATREATSCOLORADO.COM

MARIJUANATREATSWASHINGTON.COM

MARIJUANATRICKS.COM

MARIJUANATUTORIALS.COM

MARIJUANAUSERSANONYMOUS.COM

MARIJUANAUSERSONLINE.COM

MARIJUANAVALUATION.COM

MARIJUANAVARIETY.COM

MARIJUANAVAULT.COM

MARIJUANAVERDICT.COM

MARIJUANAWALMART.COM

MARIJUANAWEBSITESFORSALE.COM

MARIJUANAWHEATBREAD.COM

MARIJUANAWHEATROLLS.COM

MARIJUANAWHOLEWHEATBREAD.COM

MARIJUANAWHOLEWHEATROLLS.COM

MARIJUANAWIDOW.COM

MARIJUANAWILD.COM

MARIJUANAZILLA.COM

MARIJUANOO.COM

MARKCUBANMARIJUANA.COM

MARKCUBANWEED.COM

MARKETFORCANNABIS.COM

MARKETFORMARIJUANA.COM

MARKETOFCANNABIS.COM

MARKETOFMARIJUANA.COM

MARTFORCANNABIS.COM

MARTFORMARIJUANA.COM

MARTOFCANNABIS.COM

MARTOFMARIJUANA.COM

MARYJANEMEDIBLES.COM

MARYLANDBESTCANNABIS.COM

MARYLANDBESTMARIJUANA.COM

MARYLANDBESTPOT.COM

MARYLANDBESTWEED.COM

MARYLANDCANABISEDIBLES.COM

MARYLANDCANNABISBAKERIES.COM

MARYLANDCANNABISBAKERY.COM

MARYLANDCANNABISBAKERYDIRECTORY.COM

MARYLANDCANNABISEDIBLESDIRECTORY.COM

MARYLANDCANNABISHUT.COM

MARYLANDCANNABISMARKET.COM

MARYLANDCANNABISSTOREDIRECTORY.COM

MARYLANDCANNABISSUPERMARKET.COM

MARYLANDCANNABISSUPERMARKETS.COM

MARYLANDCANNADISTRIBUTORS.COM

MARYLANDHEADSHOPSDIRECTORY.COM

MARYLANDHOUSEOFCANNABIS.COM

MARYLANDHOUSEOFWEED.COM

MARYLANDMARIJUANABAKERIES.COM

MARYLANDMARIJUANABAKERIESDIRECTORY.COM

MARYLANDMARIJUANABAKERY.COM

MARYLANDMARIJUANABAKERYDIRECTORY.COM

MARYLANDMARIJUANABAKERYSTORES.COM

MARYLANDMARIJUANACLINICS.COM

MARYLANDMARIJUANADISTRIBUTORS.COM

MARYLANDMARIJUANAEDIBLES.COM

MARYLANDMARIJUANAEDIBLESDIRECTORY.COM

MARYLANDMARIJUANAHUT.COM

MARYLANDMARIJUANAMARKET.COM

MARYLANDMARIJUANAPHYSICIANS.COM

MARYLANDMARIJUANASHACK.COM

MARYLANDMARIJUANASTOREDIRECTORY.COM

MARYLANDMARIJUANASUPERMARKET.COM

MARYLANDMARIJUANASUPERMARKETS.COM

MARYLANDMEDICALMARIJUANACLINIC.COM

MARYLANDMEDICALMARIJUANACLINICS.COM

MARYLANDMEDICALMARIJUANADIRECTORY.COM

MARYLANDMEDICALMARIJUANADISPENSARIESDIRECTORY.COM

MARYLANDMEDICALMARIJUANAPHYSICIANS.COM

MARYLANDMEDICALMARIJUANASHOPS.COM

MARYLANDSTATEMARIJUANADISPENSARY.COM

MARYLANDSTATEMARIJUANAEDIBLES.COM

MARYLANDSTATEMEDICALMARIJUANA.COM

MARYLANDWEEDSHACK.COM

MASSACHUSETTSBESTCANNABIS.COM

MASSACHUSETTSBESTPOT.COM

MASSACHUSETTSBESTWEED.COM

MASSACHUSETTSCANABISEDIBLES.COM

MASSACHUSETTSCANNABISBAKERIES.COM

MASSACHUSETTSCANNABISBAKERY.COM

MASSACHUSETTSCANNABISBAKERYDIRECTORY.COM

MASSACHUSETTSCANNABISEDIBLESDIRECTORY.COM

MASSACHUSETTSCANNABISHUT.COM

MASSACHUSETTSCANNABISMARKET.COM

MASSACHUSETTSCANNABISSTOREDIRECTORY.COM

MASSACHUSETTSCANNABISSUPERMARKET.COM

MASSACHUSETTSCANNABISSUPERMARKETS.COM

MASSACHUSETTSCANNADISTRIBUTORS.COM

MASSACHUSETTSHEADSHOPSDIRECTORY.COM

MASSACHUSETTSHOUSEOFCANNABIS.COM

MASSACHUSETTSHOUSEOFWEED.COM

MASSACHUSETTSMARIJUANABAKERIES.COM

MASSACHUSETTSMARIJUANABAKERIESDIRECTORY.COM

MASSACHUSETTSMARIJUANABAKERY.COM

MASSACHUSETTSMARIJUANABAKERYDIRECTORY.COM

MASSACHUSETTSMARIJUANABAKERYSTORES.COM

MASSACHUSETTSMARIJUANADEALERS.COM

MASSACHUSETTSMARIJUANADISTRIBUTORS.COM

MASSACHUSETTSMARIJUANAEDIBLES.COM

MASSACHUSETTSMARIJUANAEDIBLESDIRECTORY.COM

MASSACHUSETTSMARIJUANAGROWERS.COM

MASSACHUSETTSMARIJUANAHUT.COM

MASSACHUSETTSMARIJUANAMARKET.COM

MASSACHUSETTSMARIJUANAPHYSICIANS.COM

MASSACHUSETTSMARIJUANASHACK.COM

MASSACHUSETTSMARIJUANASTOREDIRECTORY.COM

MASSACHUSETTSMARIJUANASUPERMARKET.COM

MASSACHUSETTSMARIJUANASUPERMARKETS.COM

MASSACHUSETTSMEDICALMARIJUANADIRECTORY.COM

MASSACHUSETTSMEDICALMARIJUANADISPENSARIESDIRECTORY.COM

MASSACHUSETTSMEDICALMARIJUANAGROWERS.COM

MASSACHUSETTSMEDICALMARIJUANAPHYSICIANS.COM

MASSACHUSETTSMEDICALMARIJUANASHOPS.COM

MASSACHUSETTSSTATEMARIJUANADISPENSARY.COM

MASSACHUSETTSSTATEMARIJUANAEDIBLES.COM

MASSACHUSETTSSTATEMEDICALMARIJUANA.COM

MASSACHUSETTSWEEDSHACK.COM

MASTATEMARIJUANAEDIBLES.COM

MASTATEMEDICALMARIJUANA.COM

MAXIMARIJUANA.COM

MBDEPOT.COM

MEDICALMARIJUANAADVERTISINGINFORMATION.COM

MEDICALMARIJUANAALERTS.COM

MEDICALMARIJUANAALTERNATIVE.COM

MEDICALMARIJUANAAPPRAISAL.COM

MEDICALMARIJUANAASSESSMENT.COM

MEDICALMARIJUANABAKERIESALABAMA.COM

MEDICALMARIJUANABAKERIESALASKA.COM

MEDICALMARIJUANABAKERIESARIZONA.COM

MEDICALMARIJUANABAKERIESARKANSAS.COM

MEDICALMARIJUANABAKERIESCALIFORNIA.COM

MEDICALMARIJUANABAKERIESCOLORADO.COM

MEDICALMARIJUANABAKERIESCONNECTICUT.COM

MEDICALMARIJUANABAKERIESDELAWARE.COM

MEDICALMARIJUANABAKERIESFLORIDA.COM

MEDICALMARIJUANABAKERIESGEORGIA.COM

MEDICALMARIJUANABAKERIESHAWAII.COM

MEDICALMARIJUANABAKERIESIDAHO.COM

MEDICALMARIJUANABAKERIESILLINOIS.COM

MEDICALMARIJUANABAKERIESINDIANA.COM

MEDICALMARIJUANABAKERIESIOWA.COM

MEDICALMARIJUANABAKERIESKANSAS.COM

MEDICALMARIJUANABAKERIESKENTUCKY.COM

MEDICALMARIJUANABAKERIESLOUISIANA.COM

MEDICALMARIJUANABAKERIESMAINE.COM

MEDICALMARIJUANABAKERIESMARYLAND.COM

MEDICALMARIJUANABAKERIESMASSACHUSETTS.COM

MEDICALMARIJUANABAKERIESMICHIGAN.COM

MEDICALMARIJUANABAKERIESMINNESOTA.COM

MEDICALMARIJUANABAKERIESMISSISSIPPI.COM

MEDICALMARIJUANABAKERIESMISSOURI.COM

MEDICALMARIJUANABAKERIESMONTANA.COM

MEDICALMARIJUANABAKERIESNEBRASKA.COM

MEDICALMARIJUANABAKERIESNEVADA.COM

MEDICALMARIJUANABAKERIESNEWHAMPSHIRE.COM

MEDICALMARIJUANABAKERIESNEWJERSEY.COM

MEDICALMARIJUANABAKERIESNEWMEXICO.COM

MEDICALMARIJUANABAKERIESNEWYORK.COM

MEDICALMARIJUANABAKERIESNORTHCAROLINA.COM

MEDICALMARIJUANABAKERIESNORTHDAKOTA.COM

MEDICALMARIJUANABAKERIESOHIO.COM

MEDICALMARIJUANABAKERIESOKLAHOMA.COM

MEDICALMARIJUANABAKERIESOREGON.COM

MEDICALMARIJUANABAKERIESPENNSYLVANIA.COM

MEDICALMARIJUANABAKERIESRHODEISLAND.COM

MEDICALMARIJUANABAKERIESSOUTHCAROLINA.COM

MEDICALMARIJUANABAKERIESSOUTHDAKOTA.COM

MEDICALMARIJUANABAKERIESTENNESSEE.COM

MEDICALMARIJUANABAKERIESTEXAS.COM

MEDICALMARIJUANABAKERIESUTAH.COM

MEDICALMARIJUANABAKERIESVERMONT.COM

MEDICALMARIJUANABAKERIESVIRGINIA.COM

MEDICALMARIJUANABAKERIESWASHINGTON.COM

MEDICALMARIJUANABAKERIESWESTVIRGINIA.COM

MEDICALMARIJUANABAKERIESWISCONSIN.COM

MEDICALMARIJUANABAKERIESWYOMING.COM

MEDICALMARIJUANABILLING.COM

MEDICALMARIJUANABILLINGSERVICES.COM

MEDICALMARIJUANABISTRO.COM

MEDICALMARIJUANABREAD.COM

MEDICALMARIJUANABUN.COM

MEDICALMARIJUANABUSINESSJOURNAL.COM

MEDICALMARIJUANACANDIES.COM

MEDICALMARIJUANACHECKUP.COM

MEDICALMARIJUANACLASSIFIEDS.COM

MEDICALMARIJUANACLINICALABAMA.COM

MEDICALMARIJUANACLINICALASKA.COM

MEDICALMARIJUANACLINICARIZONA.COM

MEDICALMARIJUANACLINICARKANSAS.COM

MEDICALMARIJUANACLINICCALIFORNIA.COM

MEDICALMARIJUANACLINICCOLORADO.COM

MEDICALMARIJUANACLINICCONNECTICUT.COM

MEDICALMARIJUANACLINICDELAWARE.COM

MEDICALMARIJUANACLINICDISTRICTOFCOLUMBIA.COM

MEDICALMARIJUANACLINICGEORGIA.COM

MEDICALMARIJUANACLINICHAWAII.COM

MEDICALMARIJUANACLINICIDAHO.COM

MEDICALMARIJUANACLINICILLINOIS.COM

MEDICALMARIJUANACLINICINDIANA.COM

MEDICALMARIJUANACLINICIOWA.COM

MEDICALMARIJUANACLINICKANSAS.COM

MEDICALMARIJUANACLINICKENTUCKY.COM

MEDICALMARIJUANACLINICLOUISIANA.COM

MEDICALMARIJUANACLINICMAINE.COM

MEDICALMARIJUANACLINICMARYLAND.COM

MEDICALMARIJUANACLINICMINNESOTA.COM

MEDICALMARIJUANACLINICMISSISSIPPI.COM

MEDICALMARIJUANACLINICMISSOURI.COM

MEDICALMARIJUANACLINICMONTANA.COM

MEDICALMARIJUANACLINICNEBRASKA.COM

MEDICALMARIJUANACLINICNEVADA.COM

MEDICALMARIJUANACLINICNEWHAMPSHIRE.COM

MEDICALMARIJUANACLINICNEWJERSEY.COM

MEDICALMARIJUANACLINICNEWMEXICO.COM

MEDICALMARIJUANACLINICNEWYORK.COM

MEDICALMARIJUANACLINICNORTHCAROLINA.COM

MEDICALMARIJUANACLINICNORTHDAKOTA.COM

MEDICALMARIJUANACLINICOHIO.COM

MEDICALMARIJUANACLINICOKLAHOMA.COM

MEDICALMARIJUANACLINICOREGON.COM

MEDICALMARIJUANACLINICPENNSYLVANIA.COM

MEDICALMARIJUANACLINICRHODEISLAND.COM

MEDICALMARIJUANACLINICSALABAMA.COM

MEDICALMARIJUANACLINICSALASKA.COM

MEDICALMARIJUANACLINICSARIZONA.COM

MEDICALMARIJUANACLINICSARKANSAS.COM

MEDICALMARIJUANACLINICSCALIFORNIA.COM

MEDICALMARIJUANACLINICSCOLORADO.COM

MEDICALMARIJUANACLINICSCONNECTICUT.COM

MEDICALMARIJUANACLINICSDELAWARE.COM

MEDICALMARIJUANACLINICSDISTRICTOFCOLUMBIA.COM

MEDICALMARIJUANACLINICSGEORGIA.COM

MEDICALMARIJUANACLINICSHAWAII.COM

MEDICALMARIJUANACLINICSIDAHO.COM

MEDICALMARIJUANACLINICSILLINOIS.COM

MEDICALMARIJUANACLINICSINDIANA.COM

MEDICALMARIJUANACLINICSIOWA.COM

MEDICALMARIJUANACLINICSKANSAS.COM

MEDICALMARIJUANACLINICSKENTUCKY.COM

MEDICALMARIJUANACLINICSLOUISIANA.COM

MEDICALMARIJUANACLINICSMAINE.COM

MEDICALMARIJUANACLINICSMARYLAND.COM

MEDICALMARIJUANACLINICSMASSACHUSETTS.COM

MEDICALMARIJUANACLINICSMICHIGAN.COM

MEDICALMARIJUANACLINICSMINNESOTA.COM

MEDICALMARIJUANACLINICSMISSISSIPPI.COM

MEDICALMARIJUANACLINICSMISSOURI.COM

MEDICALMARIJUANACLINICSMONTANA.COM

MEDICALMARIJUANACLINICSNEBRASKA.COM

MEDICALMARIJUANACLINICSNEVADA.COM

MEDICALMARIJUANACLINICSNEWHAMPSHIRE.COM

MEDICALMARIJUANACLINICSNEWJERSEY.COM

MEDICALMARIJUANACLINICSNEWMEXICO.COM

MEDICALMARIJUANACLINICSNEWYORK.COM

MEDICALMARIJUANACLINICSNORTHCAROLINA.COM

MEDICALMARIJUANACLINICSNORTHDAKOTA.COM

MEDICALMARIJUANACLINICSOHIO.COM

MEDICALMARIJUANACLINICSOKLAHOMA.COM

MEDICALMARIJUANACLINICSOREGON.COM

MEDICALMARIJUANACLINICSOUTHCAROLINA.COM

MEDICALMARIJUANACLINICSOUTHDAKOTA.COM

MEDICALMARIJUANACLINICSPENNSYLVANIA.COM

MEDICALMARIJUANACLINICSRHODEISLAND.COM

MEDICALMARIJUANACLINICSSOUTHCAROLINA.COM

MEDICALMARIJUANACLINICSSOUTHDAKOTA.COM

MEDICALMARIJUANACLINICSTENNESSEE.COM

MEDICALMARIJUANACLINICSTEXAS.COM

MEDICALMARIJUANACLINICSUTAH.COM

MEDICALMARIJUANACLINICSVERMONT.COM

MEDICALMARIJUANACLINICSVIRGINIA.COM

MEDICALMARIJUANACLINICSWASHINGTON.COM

MEDICALMARIJUANACLINICSWESTVIRGINIA.COM

MEDICALMARIJUANACLINICSWISCONSIN.COM

MEDICALMARIJUANACLINICSWYOMING.COM

MEDICALMARIJUANACLINICTENNESSEE.COM

MEDICALMARIJUANACLINICTEXAS.COM

MEDICALMARIJUANACLINICUTAH.COM

MEDICALMARIJUANACLINICVERMONT.COM

MEDICALMARIJUANACLINICVIRGINIA.COM

MEDICALMARIJUANACLINICWASHINGTON.COM

MEDICALMARIJUANACLINICWESTVIRGINIA.COM

MEDICALMARIJUANACLINICWISCONSIN.COM

MEDICALMARIJUANACLINICWYOMING.COM

MEDICALMARIJUANACLUBCOLORADO.COM

MEDICALMARIJUANACLUBWASHINGTON.COM

MEDICALMARIJUANACONFECTION.COM

MEDICALMARIJUANACONTAINERS.COM

MEDICALMARIJUANACUISINE.COM

MEDICALMARIJUANACUPCAKES.COM

MEDICALMARIJUANADECISION.COM

MEDICALMARIJUANADETERMINATION.COM

MEDICALMARIJUANADISPENSARIEDIRECTORYSARIZONA.COM

MEDICALMARIJUANADISPENSARIESALABAMA.COM

MEDICALMARIJUANADISPENSARIESALASKA.COM

MEDICALMARIJUANADISPENSARIESARKANSAS.COM

MEDICALMARIJUANADISPENSARIESCALIFORNIA.COM

MEDICALMARIJUANADISPENSARIESCONNECTICUT.COM

MEDICALMARIJUANADISPENSARIESDELAWARE.COM

MEDICALMARIJUANADISPENSARIESDIRECTORYALABAMA.COM

MEDICALMARIJUANADISPENSARIESDIRECTORYALASKA.COM

MEDICALMARIJUANADISPENSARIESDIRECTORYARIZONA.COM

MEDICALMARIJUANADISPENSARIESDIRECTORYARKANSAS.COM

MEDICALMARIJUANADISPENSARIESDIRECTORYCALIFORNIA.COM

MEDICALMARIJUANADISPENSARIESDIRECTORYCOLORADO.COM

MEDICALMARIJUANADISPENSARIESDIRECTORYCONNECTICUT.COM

MEDICALMARIJUANADISPENSARIESDIRECTORYDELAWARE.COM

MEDICALMARIJUANADISPENSARIESDIRECTORYFLORIDA.COM

MEDICALMARIJUANADISPENSARIESDIRECTORYGEORGIA.COM

MEDICALMARIJUANADISPENSARIESDIRECTORYHAWAII.COM

MEDICALMARIJUANADISPENSARIESDIRECTORYIDAHO.COM

MEDICALMARIJUANADISPENSARIESDIRECTORYILLINOIS.COM

MEDICALMARIJUANADISPENSARIESDIRECTORYINDIANA.COM

MEDICALMARIJUANADISPENSARIESDIRECTORYIOWA.COM

MEDICALMARIJUANADISPENSARIESDIRECTORYKANSAS.COM

MEDICALMARIJUANADISPENSARIESDIRECTORYKENTUCKY.COM

MEDICALMARIJUANADISPENSARIESDIRECTORYLOUISIANA.COM

MEDICALMARIJUANADISPENSARIESDIRECTORYMAINE.COM

MEDICALMARIJUANADISPENSARIESDIRECTORYMARYLAND.COM

MEDICALMARIJUANADISPENSARIESDIRECTORYMASSACHUSETTS.COM

MEDICALMARIJUANADISPENSARIESDIRECTORYMICHIGAN.COM

MEDICALMARIJUANADISPENSARIESDIRECTORYMINNESOTA.COM

MEDICALMARIJUANADISPENSARIESDIRECTORYMISSISSIPPI.COM

MEDICALMARIJUANADISPENSARIESDIRECTORYMISSOURI.COM

MEDICALMARIJUANADISPENSARIESDIRECTORYMONTANA.COM

MEDICALMARIJUANADISPENSARIESDIRECTORYNEBRASKA.COM

MEDICALMARIJUANADISPENSARIESDIRECTORYNEVADA.COM

MEDICALMARIJUANADISPENSARIESDIRECTORYNEWHAMPSHIRE.COM

MEDICALMARIJUANADISPENSARIESDIRECTORYNEWJERSEY.COM

MEDICALMARIJUANADISPENSARIESDIRECTORYNEWMEXICO.COM

MEDICALMARIJUANADISPENSARIESDIRECTORYNEWYORK.COM

MEDICALMARIJUANADISPENSARIESDIRECTORYNORTHCAROLINA.COM

MEDICALMARIJUANADISPENSARIESDIRECTORYNORTHDAKOTA.COM

MEDICALMARIJUANADISPENSARIESDIRECTORYOHIO.COM

MEDICALMARIJUANADISPENSARIESDIRECTORYOKLAHOMA.COM

MEDICALMARIJUANADISPENSARIESDIRECTORYOREGON.COM

MEDICALMARIJUANADISPENSARIESDIRECTORYPENNSYLVANIA.COM

MEDICALMARIJUANADISPENSARIESDIRECTORYRHODEISLAND.COM

MEDICALMARIJUANADISPENSARIESDIRECTORYSOUTHCAROLINA.COM

MEDICALMARIJUANADISPENSARIESDIRECTORYSOUTHDAKOTA.COM

MEDICALMARIJUANADISPENSARIESDIRECTORYTENNESSEE.COM

MEDICALMARIJUANADISPENSARIESDIRECTORYTEXAS.COM

MEDICALMARIJUANADISPENSARIESDIRECTORYUTAH.COM

MEDICALMARIJUANADISPENSARIESDIRECTORYVERMONT.COM

MEDICALMARIJUANADISPENSARIESDIRECTORYVIRGINIA.COM

MEDICALMARIJUANADISPENSARIESDIRECTORYWASHINGTON.COM

MEDICALMARIJUANADISPENSARIESDIRECTORYWESTVIRGINIA.COM

MEDICALMARIJUANADISPENSARIESDIRECTORYWISCONSIN.COM

MEDICALMARIJUANADISPENSARIESDIRECTORYWYOMING.COM

MEDICALMARIJUANADISPENSARIESDISTRICTOFCOLUMBIA.COM

MEDICALMARIJUANADISPENSARIESGEORGIA.COM

MEDICALMARIJUANADISPENSARIESHAWAII.COM

MEDICALMARIJUANADISPENSARIESIDAHO.COM

MEDICALMARIJUANADISPENSARIESILLINOIS.COM

MEDICALMARIJUANADISPENSARIESINDIANA.COM

MEDICALMARIJUANADISPENSARIESIOWA.COM

MEDICALMARIJUANADISPENSARIESKANSAS.COM

MEDICALMARIJUANADISPENSARIESKENTUCKY.COM

MEDICALMARIJUANADISPENSARIESLOUISIANA.COM

MEDICALMARIJUANADISPENSARIESMAINE.COM

MEDICALMARIJUANADISPENSARIESMARYLAND.COM

MEDICALMARIJUANADISPENSARIESMICHIGAN.COM

MEDICALMARIJUANADISPENSARIESMINNESOTA.COM

MEDICALMARIJUANADISPENSARIESMISSISSIPPI.COM

MEDICALMARIJUANADISPENSARIESMISSOURI.COM

MEDICALMARIJUANADISPENSARIESMONTANA.COM

MEDICALMARIJUANADISPENSARIESNEBRASKA.COM

MEDICALMARIJUANADISPENSARIESNEWHAMPSHIRE.COM

MEDICALMARIJUANADISPENSARIESNEWJERSEY.COM

MEDICALMARIJUANADISPENSARIESNEWMEXICO.COM

MEDICALMARIJUANADISPENSARIESNEWYORK.COM

MEDICALMARIJUANADISPENSARIESNORTHCAROLINA.COM

MEDICALMARIJUANADISPENSARIESNORTHDAKOTA.COM

MEDICALMARIJUANADISPENSARIESOHIO.COM

MEDICALMARIJUANADISPENSARIESOKLAHOMA.COM

MEDICALMARIJUANADISPENSARIESPENNSYLVANIA.COM

MEDICALMARIJUANADISPENSARIESRHODEISLAND.COM

MEDICALMARIJUANADISPENSARIESSOUTHCAROLINA.COM

MEDICALMARIJUANADISPENSARIESSOUTHDAKOTA.COM

MEDICALMARIJUANADISPENSARIESTENNESSEE.COM

MEDICALMARIJUANADISPENSARIESTEXAS.COM

MEDICALMARIJUANADISPENSARIESUTAH.COM

MEDICALMARIJUANADISPENSARIESVERMONT.COM

MEDICALMARIJUANADISPENSARIESVIRGINIA.COM

MEDICALMARIJUANADISPENSARIESWASHINGTON.COM

MEDICALMARIJUANADISPENSARIESWESTVIRGINIA.COM

MEDICALMARIJUANADISPENSARIESWISCONSIN.COM

MEDICALMARIJUANADISPENSARIESWYOMING.COM

MEDICALMARIJUANADISPENSARYALABAMA.COM

MEDICALMARIJUANADISPENSARYALASKA.COM

MEDICALMARIJUANADISPENSARYARIZONA.COM

MEDICALMARIJUANADISPENSARYARKANSAS.COM

MEDICALMARIJUANADISPENSARYCALIFORNIA.COM

MEDICALMARIJUANADISPENSARYCONNECTICUT.COM

MEDICALMARIJUANADISPENSARYDELAWARE.COM

MEDICALMARIJUANADISPENSARYFINDER.COM

MEDICALMARIJUANADISPENSARYFLORIDA.COM

MEDICALMARIJUANADISPENSARYGEORGIA.COM

MEDICALMARIJUANADISPENSARYHAWAII.COM

MEDICALMARIJUANADISPENSARYIDAHO.COM

MEDICALMARIJUANADISPENSARYILLINOIS.COM

MEDICALMARIJUANADISPENSARYINDIANA.COM

MEDICALMARIJUANADISPENSARYIOWA.COM

MEDICALMARIJUANADISPENSARYKANSAS.COM

MEDICALMARIJUANADISPENSARYKENTUCKY.COM

MEDICALMARIJUANADISPENSARYLOUISIANA.COM

MEDICALMARIJUANADISPENSARYMAINE.COM

MEDICALMARIJUANADISPENSARYMARYLAND.COM

MEDICALMARIJUANADISPENSARYMICHIGAN.COM

MEDICALMARIJUANADISPENSARYMINNESOTA.COM

MEDICALMARIJUANADISPENSARYMISSISSIPPI.COM

MEDICALMARIJUANADISPENSARYMISSOURI.COM

MEDICALMARIJUANADISPENSARYMONTANA.COM

MEDICALMARIJUANADISPENSARYNEBRASKA.COM

MEDICALMARIJUANADISPENSARYNEWHAMPSHIRE.COM

MEDICALMARIJUANADISPENSARYNEWJERSEY.COM

MEDICALMARIJUANADISPENSARYNEWMEXICO.COM

MEDICALMARIJUANADISPENSARYNEWYORK.COM

MEDICALMARIJUANADISPENSARYNORTHCAROLINA.COM

MEDICALMARIJUANADISPENSARYNORTHDAKOTA.COM

MEDICALMARIJUANADISPENSARYOHIO.COM

MEDICALMARIJUANADISPENSARYOKLAHOMA.COM

MEDICALMARIJUANADISPENSARYPENNSYLVANIA.COM

MEDICALMARIJUANADISPENSARYRHODEISLAND.COM

MEDICALMARIJUANADISPENSARYSOUTHCAROLINA.COM

MEDICALMARIJUANADISPENSARYSOUTHDAKOTA.COM

MEDICALMARIJUANADISPENSARYTENNESSEE.COM

MEDICALMARIJUANADISPENSARYTEXAS.COM

MEDICALMARIJUANADISPENSARYUTAH.COM

MEDICALMARIJUANADISPENSARYVERMONT.COM

MEDICALMARIJUANADISPENSARYVIRGINIA.COM

MEDICALMARIJUANADISPENSARYWASHINGTON.COM

MEDICALMARIJUANADISPENSARYWESTVIRGINIA.COM

MEDICALMARIJUANADISPENSARYWISCONSIN.COM

MEDICALMARIJUANADISPENSARYWYOMING.COM

MEDICALMARIJUANADISTRIBUTORLOCATIONS.COM

MEDICALMARIJUANADOCTORSALABAMA.COM

MEDICALMARIJUANADOCTORSALASKA.COM

MEDICALMARIJUANADOCTORSARIZONA.COM

MEDICALMARIJUANADOCTORSARKANSAS.COM

MEDICALMARIJUANADOCTORSCALIFORNIA.COM

MEDICALMARIJUANADOCTORSCONNECTICUT.COM

MEDICALMARIJUANADOCTORSDELAWARE.COM

MEDICALMARIJUANADOCTORSDISTRICTOFCOLUMBIA.COM

MEDICALMARIJUANADOCTORSGEORGIA.COM

MEDICALMARIJUANADOCTORSHAWAII.COM

MEDICALMARIJUANADOCTORSIDAHO.COM

MEDICALMARIJUANADOCTORSILLINOIS.COM

MEDICALMARIJUANADOCTORSINDIANA.COM

MEDICALMARIJUANADOCTORSIOWA.COM

MEDICALMARIJUANADOCTORSKANSAS.COM

MEDICALMARIJUANADOCTORSKENTUCKY.COM

MEDICALMARIJUANADOCTORSLOUISIANA.COM

MEDICALMARIJUANADOCTORSMAINE.COM

MEDICALMARIJUANADOCTORSMARYLAND.COM

MEDICALMARIJUANADOCTORSMASSACHUSETTS.COM

MEDICALMARIJUANADOCTORSMICHIGAN.COM

MEDICALMARIJUANADOCTORSMINNESOTA.COM

MEDICALMARIJUANADOCTORSMISSISSIPPI.COM

MEDICALMARIJUANADOCTORSMISSOURI.COM

MEDICALMARIJUANADOCTORSMONTANA.COM

MEDICALMARIJUANADOCTORSNEBRASKA.COM

MEDICALMARIJUANADOCTORSNEVADA.COM

MEDICALMARIJUANADOCTORSNEWHAMPSHIRE.COM

MEDICALMARIJUANADOCTORSNEWJERSEY.COM

MEDICALMARIJUANADOCTORSNEWMEXICO.COM

MEDICALMARIJUANADOCTORSNEWYORK.COM

MEDICALMARIJUANADOCTORSNORTHCAROLINA.COM

MEDICALMARIJUANADOCTORSNORTHDAKOTA.COM

MEDICALMARIJUANADOCTORSOHIO.COM

MEDICALMARIJUANADOCTORSOKLAHOMA.COM

MEDICALMARIJUANADOCTORSOREGON.COM

MEDICALMARIJUANADOCTORSPENNSYLVANIA.COM

MEDICALMARIJUANADOCTORSRHODEISLAND.COM

MEDICALMARIJUANADOCTORSSOUTHCAROLINA.COM

MEDICALMARIJUANADOCTORSSOUTHDAKOTA.COM

MEDICALMARIJUANADOCTORSTENNESSEE.COM

MEDICALMARIJUANADOCTORSTEXAS.COM

MEDICALMARIJUANADOCTORSUTAH.COM

MEDICALMARIJUANADOCTORSVERMONT.COM

MEDICALMARIJUANADOCTORSVIRGINIA.COM

MEDICALMARIJUANADOCTORSWASHINGTON.COM

MEDICALMARIJUANADOCTORSWESTVIRGINIA.COM

MEDICALMARIJUANADOCTORSWISCONSIN.COM

MEDICALMARIJUANADOCTORSWYOMING.COM

MEDICALMARIJUANADOMAININFORMATION.COM

MEDICALMARIJUANADONUTS.COM

MEDICALMARIJUANADOUGH.COM

MEDICALMARIJUANAEATS.COM

MEDICALMARIJUANAEDIBLESINFORMATION.COM

MEDICALMARIJUANAEVALUATION.COM

MEDICALMARIJUANAFINDING.COM

MEDICALMARIJUANAFROZENDESERT.COM

MEDICALMARIJUANAFROZENTREAT.COM

MEDICALMARIJUANAGOODIES.COM

MEDICALMARIJUANAGOODYS.COM

MEDICALMARIJUANAGROCERIES.COM

MEDICALMARIJUANAGROWERSALABAMA.COM

MEDICALMARIJUANAGROWERSALASKA.COM

MEDICALMARIJUANAGROWERSARIZONA.COM

MEDICALMARIJUANAGROWERSARKANSAS.COM

MEDICALMARIJUANAGROWERSCALIFORNIA.COM

MEDICALMARIJUANAGROWERSCONNECTICUT.COM

MEDICALMARIJUANAGROWERSDELAWARE.COM

MEDICALMARIJUANAGROWERSFLORIDA.COM

MEDICALMARIJUANAGROWERSGEORGIA.COM

MEDICALMARIJUANAGROWERSHAWAII.COM

MEDICALMARIJUANAGROWERSIDAHO.COM

MEDICALMARIJUANAGROWERSILLINOIS.COM

MEDICALMARIJUANAGROWERSINDIANA.COM

MEDICALMARIJUANAGROWERSINFORMATION.COM

MEDICALMARIJUANAGROWERSIOWA.COM

MEDICALMARIJUANAGROWERSKANSAS.COM

MEDICALMARIJUANAGROWERSKENTUCKY.COM

MEDICALMARIJUANAGROWERSLOUISIANA.COM

MEDICALMARIJUANAGROWERSMAINE.COM

MEDICALMARIJUANAGROWERSMASSACHUSETTS.COM

MEDICALMARIJUANAGROWERSMICHIGAN.COM

MEDICALMARIJUANAGROWERSMINNESOTA.COM

MEDICALMARIJUANAGROWERSMISSISSIPPI.COM

MEDICALMARIJUANAGROWERSMISSOURI.COM

MEDICALMARIJUANAGROWERSMONTANA.COM

MEDICALMARIJUANAGROWERSNEBRASKA.COM

MEDICALMARIJUANAGROWERSNEVADA.COM

MEDICALMARIJUANAGROWERSNEWHAMPSHIRE.COM

MEDICALMARIJUANAGROWERSNEWJERSEY.COM

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MEDICALMARIJUANAGROWERSNORTHCAROLINA.COM

MEDICALMARIJUANAGROWERSNORTHDAKOTA.COM

MEDICALMARIJUANAGROWERSOHIO.COM

MEDICALMARIJUANAGROWERSOKLAHOMA.COM

MEDICALMARIJUANAGROWERSOREGON.COM

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MEDICALMARIJUANAGROWERSRHODEISLAND.COM

MEDICALMARIJUANAGROWERSSOUTHCAROLINA.COM

MEDICALMARIJUANAGROWERSSOUTHDAKOTA.COM

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MEDICALMARIJUANAOFDISTRICTOFCOLUMBIA.COM

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MEDICALMARIJUANAOFIOWA.COM

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MEDICALMARIJUANAOPINION.COM

MEDICALMARIJUANAPASTRIES.COM

MEDICALMARIJUANAPATCH.COM

MEDICALMARIJUANAPHYSICIANSALABAMA.COM

MEDICALMARIJUANAPHYSICIANSALASKA.COM

MEDICALMARIJUANAPHYSICIANSARIZONA.COM

MEDICALMARIJUANAPHYSICIANSARKANSAS.COM

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MEDICALMARIJUANAPHYSICIANSDELAWARE.COM

MEDICALMARIJUANAPHYSICIANSDIRECTORY.COM

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MEDICALMARIJUANAPHYSICIANSGEORGIA.COM

MEDICALMARIJUANAPHYSICIANSHAWAII.COM

MEDICALMARIJUANAPHYSICIANSIDAHO.COM

MEDICALMARIJUANAPHYSICIANSILLINOIS.COM

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MEDICALMARIJUANAPHYSICIANSMARYLAND.COM

MEDICALMARIJUANAPHYSICIANSMASSACHUSETTS.COM

MEDICALMARIJUANAPHYSICIANSMICHIGAN.COM

MEDICALMARIJUANAPHYSICIANSMINNESOTA.COM

MEDICALMARIJUANAPHYSICIANSMISSISSIPPI.COM

MEDICALMARIJUANAPHYSICIANSMISSOURI.COM

MEDICALMARIJUANAPHYSICIANSMONTANA.COM

MEDICALMARIJUANAPHYSICIANSNEBRASKA.COM

MEDICALMARIJUANAPHYSICIANSNEVADA.COM

MEDICALMARIJUANAPHYSICIANSNEWHAMPSHIRE.COM

MEDICALMARIJUANAPHYSICIANSNEWJERSEY.COM

MEDICALMARIJUANAPHYSICIANSNEWMEXICO.COM

MEDICALMARIJUANAPHYSICIANSNEWYORK.COM

MEDICALMARIJUANAPHYSICIANSNORTHCAROLINA.COM

MEDICALMARIJUANAPHYSICIANSNORTHDAKOTA.COM

MEDICALMARIJUANAPHYSICIANSOHIO.COM

MEDICALMARIJUANAPHYSICIANSOKLAHOMA.COM

MEDICALMARIJUANAPHYSICIANSOREGON.COM

MEDICALMARIJUANAPHYSICIANSPENNSYLVANIA.COM

MEDICALMARIJUANAPHYSICIANSRHODEISLAND.COM

MEDICALMARIJUANAPHYSICIANSSOUTHCAROLINA.COM

MEDICALMARIJUANAPHYSICIANSSOUTHDAKOTA.COM

MEDICALMARIJUANAPHYSICIANSTENNESSEE.COM

MEDICALMARIJUANAPHYSICIANSTEXAS.COM

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MEDICALMARIJUANAPHYSICIANSVERMONT.COM

MEDICALMARIJUANAPHYSICIANSVIRGINIA.COM

MEDICALMARIJUANAPHYSICIANSWASHINGTON.COM

MEDICALMARIJUANAPHYSICIANSWESTVIRGINIA.COM

MEDICALMARIJUANAPHYSICIANSWISCONSIN.COM

MEDICALMARIJUANAPHYSICIANSWYOMING.COM

MEDICALMARIJUANAPIE.COM

MEDICALMARIJUANAPUDDING.COM

MEDICALMARIJUANARATING.COM

MEDICALMARIJUANAROLL.COM

MEDICALMARIJUANASNACKFOODS.COM

MEDICALMARIJUANASTOREALABAMA.COM

MEDICALMARIJUANASTOREALASKA.COM

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MEDICALMARIJUANASTOREARKANSAS.COM

MEDICALMARIJUANASTORECALIFORNIA.COM

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MEDICALMARIJUANASTORECONNECTICUT.COM

MEDICALMARIJUANASTOREDELAWARE.COM

MEDICALMARIJUANASTOREFLORIDA.COM

MEDICALMARIJUANASTOREGEORGIA.COM

MEDICALMARIJUANASTOREHAWAII.COM

MEDICALMARIJUANASTOREIDAHO.COM

MEDICALMARIJUANASTOREILLINOIS.COM

MEDICALMARIJUANASTOREINDIANA.COM

MEDICALMARIJUANASTOREIOWA.COM

MEDICALMARIJUANASTOREKANSAS.COM

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MEDICALMARIJUANASTORELOUISIANA.COM

MEDICALMARIJUANASTOREMAINE.COM

MEDICALMARIJUANASTOREMARYLAND.COM

MEDICALMARIJUANASTOREMASSACHUSETTS.COM

MEDICALMARIJUANASTOREMICHIGAN.COM

MEDICALMARIJUANASTOREMINNESOTA.COM

MEDICALMARIJUANASTOREMISSISSIPPI.COM

MEDICALMARIJUANASTOREMISSOURI.COM

MEDICALMARIJUANASTOREMONTANA.COM

MEDICALMARIJUANASTORENEBRASKA.COM

MEDICALMARIJUANASTORENEVADA.COM

MEDICALMARIJUANASTORENEWHAMPSHIRE.COM

MEDICALMARIJUANASTORENEWJERSEY.COM

MEDICALMARIJUANASTORENEWMEXICO.COM

MEDICALMARIJUANASTORENEWYORK.COM

MEDICALMARIJUANASTORENORTHCAROLINA.COM

MEDICALMARIJUANASTORENORTHDAKOTA.COM

MEDICALMARIJUANASTOREOHIO.COM

MEDICALMARIJUANASTOREOKLAHOMA.COM

MEDICALMARIJUANASTOREOREGON.COM

MEDICALMARIJUANASTOREPENNSYLVANIA.COM

MEDICALMARIJUANASTORERHODEISLAND.COM

MEDICALMARIJUANASTORESOUTHCAROLINA.COM

MEDICALMARIJUANASTORESOUTHDAKOTA.COM

MEDICALMARIJUANASTORETENNESSEE.COM

MEDICALMARIJUANASTORETEXAS.COM

MEDICALMARIJUANASTOREUTAH.COM

MEDICALMARIJUANASTOREVERMONT.COM

MEDICALMARIJUANASTOREVIRGINIA.COM

MEDICALMARIJUANASTOREWASHINGTON.COM

MEDICALMARIJUANASTOREWESTVIRGINIA.COM

MEDICALMARIJUANASTOREWISCONSIN.COM

MEDICALMARIJUANASTOREWYOMING.COM

MEDICALMARIJUANASTUDY.COM

MEDICALMARIJUANASUBSTITUTE.COM

MEDICALMARIJUANASUMMARY.COM

MEDICALMARIJUANASURPLUS.COM

MEDICALMARIJUANAVALUATION.COM

MEDICALMARIJUANAVARIETY.COM

MEDICALMARIJUANAVERDICT.COM

MEDICALMARIJUANAWHEATBREAD.COM

MEDICALMARIJUANAWHEATROLLS.COM

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MEDICALMARIJUANAWHOLEWHEATROLLS.COM

MEMARIJUANAHUT.COM

MEMARIJUANASHACK.COM

MESTATEMARIJUANAEDIBLES.COM

MESTATEMEDICALMARIJUANA.COM

MEXICANCANNA.COM

MEXICANMARIJUANA.COM

MICHIGANBESTCANNABIS.COM

MICHIGANBESTMARIJUANA.COM

MICHIGANBESTPOT.COM

MICHIGANBESTWEED.COM

MICHIGANCANABISEDIBLES.COM

MICHIGANCANNABISBAKERIES.COM

MICHIGANCANNABISBAKERY.COM

MICHIGANCANNABISBAKERYDIRECTORY.COM

MICHIGANCANNABISEDIBLESDIRECTORY.COM

MICHIGANCANNABISHUT.COM

MICHIGANCANNABISMARKET.COM

MICHIGANCANNABISSTOREDIRECTORY.COM

MICHIGANCANNABISSUPERMARKET.COM

MICHIGANCANNABISSUPERMARKETS.COM

MICHIGANCANNADISTRIBUTORS.COM

MICHIGANHEADSHOPSDIRECTORY.COM

MICHIGANHOUSEOFCANNABIS.COM

MICHIGANHOUSEOFWEED.COM

MICHIGANMARIJUANABAKERIES.COM

MICHIGANMARIJUANABAKERIESDIRECTORY.COM

MICHIGANMARIJUANABAKERY.COM

MICHIGANMARIJUANABAKERYDIRECTORY.COM

MICHIGANMARIJUANABAKERYSTORES.COM

MICHIGANMARIJUANACLINICS.COM

MICHIGANMARIJUANADEALERS.COM

MICHIGANMARIJUANADISTRIBUTORS.COM

MICHIGANMARIJUANADOCTORS.COM

MICHIGANMARIJUANAEDIBLES.COM

MICHIGANMARIJUANAEDIBLESDIRECTORY.COM

MICHIGANMARIJUANAGROWERS.COM

MICHIGANMARIJUANAHUT.COM

MICHIGANMARIJUANAMARKET.COM

MICHIGANMARIJUANAPHYSICIANS.COM

MICHIGANMARIJUANASHACK.COM

MICHIGANMARIJUANASTOREDIRECTORY.COM

MICHIGANMARIJUANASUPERMARKET.COM

MICHIGANMARIJUANASUPERMARKETS.COM

MICHIGANMEDICALMARIJUANACLINIC.COM

MICHIGANMEDICALMARIJUANADIRECTORY.COM

MICHIGANMEDICALMARIJUANADISPENSARIESDIRECTORY.COM

MICHIGANMEDICALMARIJUANADOCTORS.COM

MICHIGANMEDICALMARIJUANAPHYSICIANS.COM

MICHIGANMEDICALMARIJUANASHOPS.COM

MICHIGANSTATEMARIJUANADISPENSARY.COM

MICHIGANSTATEMARIJUANAEDIBLES.COM

MICHIGANSTATEMEDICALMARIJUANA.COM

MICHIGANWEEDSHACK.COM

MILEYCYRUSMARIJUANA.COM

MILEYCYRUSWEED.COM

MIMARIJUANAHUT.COM

MIMARIJUANASHACK.COM

MINNESOTABESTCANNABIS.COM

MINNESOTABESTMARIJUANA.COM

MINNESOTABESTPOT.COM

MINNESOTABESTWEED.COM

MINNESOTACANABISEDIBLES.COM

MINNESOTACANNABISBAKERIES.COM

MINNESOTACANNABISBAKERY.COM

MINNESOTACANNABISBAKERYDIRECTORY.COM

MINNESOTACANNABISEDIBLESDIRECTORY.COM

MINNESOTACANNABISHUT.COM

MINNESOTACANNABISMARKET.COM

MINNESOTACANNABISSTOREDIRECTORY.COM

MINNESOTACANNABISSUPERMARKET.COM

MINNESOTACANNABISSUPERMARKETS.COM

MINNESOTACANNADISTRIBUTORS.COM

MINNESOTAHEADSHOPSDIRECTORY.COM

MINNESOTAHOUSEOFCANNABIS.COM

MINNESOTAHOUSEOFWEED.COM

MINNESOTAMARIJUANABAKERIES.COM

MINNESOTAMARIJUANABAKERIESDIRECTORY.COM

MINNESOTAMARIJUANABAKERY.COM

MINNESOTAMARIJUANABAKERYDIRECTORY.COM

MINNESOTAMARIJUANABAKERYSTORES.COM

MINNESOTAMARIJUANADEALERS.COM

MINNESOTAMARIJUANADISTRIBUTORS.COM

MINNESOTAMARIJUANAEDIBLES.COM

MINNESOTAMARIJUANAEDIBLESDIRECTORY.COM

MINNESOTAMARIJUANAGROWERS.COM

MINNESOTAMARIJUANAHUT.COM

MINNESOTAMARIJUANAMARKET.COM

MINNESOTAMARIJUANAPHYSICIANS.COM

MINNESOTAMARIJUANASHACK.COM

MINNESOTAMARIJUANASTOREDIRECTORY.COM

MINNESOTAMARIJUANASUPERMARKET.COM

MINNESOTAMARIJUANASUPERMARKETS.COM

MINNESOTAMEDICALMARIJUANACLINIC.COM

MINNESOTAMEDICALMARIJUANADIRECTORY.COM

MINNESOTAMEDICALMARIJUANADISPENSARIESDIRECTORY.COM

MINNESOTAMEDICALMARIJUANADOCTORS.COM

MINNESOTAMEDICALMARIJUANAPHYSICIANS.COM

MINNESOTAMEDICALMARIJUANASHOPS.COM

MINNESOTASTATEMARIJUANADISPENSARY.COM

MINNESOTASTATEMARIJUANAEDIBLES.COM

MINNESOTASTATEMEDICALMARIJUANA.COM

MINNESOTAWEEDSHACK.COM

MISSISSIPPIBESTCANNABIS.COM

MISSISSIPPIBESTMARIJUANA.COM

MISSISSIPPIBESTPOT.COM

MISSISSIPPIBESTWEED.COM

MISSISSIPPICANABISEDIBLES.COM

MISSISSIPPICANNABISBAKERIES.COM

MISSISSIPPICANNABISBAKERY.COM

MISSISSIPPICANNABISBAKERYDIRECTORY.COM

MISSISSIPPICANNABISEDIBLESDIRECTORY.COM

MISSISSIPPICANNABISHUT.COM

MISSISSIPPICANNABISMARKET.COM

MISSISSIPPICANNABISSTOREDIRECTORY.COM

MISSISSIPPICANNABISSUPERMARKET.COM

MISSISSIPPICANNABISSUPERMARKETS.COM

MISSISSIPPICANNADISTRIBUTORS.COM

MISSISSIPPIHEADSHOPSDIRECTORY.COM

MISSISSIPPIHOUSEOFCANNABIS.COM

MISSISSIPPIHOUSEOFWEED.COM

MISSISSIPPIMARIJUANABAKERIES.COM

MISSISSIPPIMARIJUANABAKERIESDIRECTORY.COM

MISSISSIPPIMARIJUANABAKERY.COM

MISSISSIPPIMARIJUANABAKERYDIRECTORY.COM

MISSISSIPPIMARIJUANABAKERYSTORES.COM

MISSISSIPPIMARIJUANACLINIC.COM

MISSISSIPPIMARIJUANACLINICS.COM

MISSISSIPPIMARIJUANADEALERS.COM

MISSISSIPPIMARIJUANADISPENSARIES.COM

MISSISSIPPIMARIJUANADISTRIBUTORS.COM

MISSISSIPPIMARIJUANADOCTORS.COM

MISSISSIPPIMARIJUANAEDIBLES.COM

MISSISSIPPIMARIJUANAEDIBLESDIRECTORY.COM

MISSISSIPPIMARIJUANAGROWERS.COM

MISSISSIPPIMARIJUANAHUT.COM

MISSISSIPPIMARIJUANAMARKET.COM

MISSISSIPPIMARIJUANAPHYSICIANS.COM

MISSISSIPPIMARIJUANASHACK.COM

MISSISSIPPIMARIJUANASTOREDIRECTORY.COM

MISSISSIPPIMARIJUANASUPERMARKET.COM

MISSISSIPPIMARIJUANASUPERMARKETS.COM

MISSISSIPPIMEDICALMARIJUANACLINIC.COM

MISSISSIPPIMEDICALMARIJUANACLINICS.COM

MISSISSIPPIMEDICALMARIJUANADIRECTORY.COM

MISSISSIPPIMEDICALMARIJUANADISPENSARIESDIRECTORY.COM

MISSISSIPPIMEDICALMARIJUANADOCTORS.COM

MISSISSIPPIMEDICALMARIJUANAGROWERS.COM

MISSISSIPPIMEDICALMARIJUANAPHYSICIANS.COM

MISSISSIPPIMEDICALMARIJUANASHOPS.COM

MISSISSIPPISTATEMARIJUANADISPENSARY.COM

MISSISSIPPISTATEMARIJUANAEDIBLES.COM

MISSISSIPPISTATEMEDICALMARIJUANA.COM

MISSISSIPPIWEEDSHACK.COM

MISSOURIBESTCANNABIS.COM

MISSOURIBESTMARIJUANA.COM

MISSOURIBESTPOT.COM

MISSOURIBESTWEED.COM

MISSOURICANABISEDIBLES.COM

MISSOURICANNABISBAKERIES.COM

MISSOURICANNABISBAKERY.COM

MISSOURICANNABISBAKERYDIRECTORY.COM

MISSOURICANNABISEDIBLESDIRECTORY.COM

MISSOURICANNABISHUT.COM

MISSOURICANNABISMARKET.COM

MISSOURICANNABISSTOREDIRECTORY.COM

MISSOURICANNABISSUPERMARKET.COM

MISSOURICANNABISSUPERMARKETS.COM

MISSOURICANNADISTRIBUTORS.COM

MISSOURIHEADSHOPSDIRECTORY.COM

MISSOURIHOUSEOFCANNABIS.COM

MISSOURIHOUSEOFWEED.COM

MISSOURIMARIJUANABAKERIES.COM

MISSOURIMARIJUANABAKERIESDIRECTORY.COM

MISSOURIMARIJUANABAKERY.COM

MISSOURIMARIJUANABAKERYDIRECTORY.COM

MISSOURIMARIJUANABAKERYSTORES.COM

MISSOURIMARIJUANACLINICS.COM

MISSOURIMARIJUANADEALERS.COM

MISSOURIMARIJUANADISPENSARIES.COM

MISSOURIMARIJUANADISTRIBUTORS.COM

MISSOURIMARIJUANAEDIBLES.COM

MISSOURIMARIJUANAEDIBLESDIRECTORY.COM

MISSOURIMARIJUANAGROWERS.COM

MISSOURIMARIJUANAHUT.COM

MISSOURIMARIJUANAMARKET.COM

MISSOURIMARIJUANAPHYSICIANS.COM

MISSOURIMARIJUANASHACK.COM

MISSOURIMARIJUANASTOREDIRECTORY.COM

MISSOURIMARIJUANASUPERMARKET.COM

MISSOURIMARIJUANASUPERMARKETS.COM

MISSOURIMEDICALMARIJUANACLINIC.COM

MISSOURIMEDICALMARIJUANACLINICS.COM

MISSOURIMEDICALMARIJUANADIRECTORY.COM

MISSOURIMEDICALMARIJUANADISPENSARIESDIRECTORY.COM

MISSOURIMEDICALMARIJUANADOCTORS.COM

MISSOURIMEDICALMARIJUANAGROWERS.COM

MISSOURIMEDICALMARIJUANAPHYSICIANS.COM

MISSOURIMEDICALMARIJUANASHOPS.COM

MISSOURISTATEMARIJUANADISPENSARY.COM

MISSOURISTATEMARIJUANAEDIBLES.COM

MISSOURISTATEMEDICALMARIJUANA.COM

MISSOURIWEEDSHACK.COM

MISTATEMARIJUANAEDIBLES.COM

MISTATEMEDICALMARIJUANA.COM

MJCANN.COM

MJSHACK.COM

MONTANABESTCANNABIS.COM

MONTANABESTMARIJUANA.COM

MONTANABESTPOT.COM

MONTANABESTWEED.COM

MONTANACANABISEDIBLES.COM

MONTANACANNABISBAKERIES.COM

MONTANACANNABISBAKERY.COM

MONTANACANNABISBAKERYDIRECTORY.COM

MONTANACANNABISEDIBLESDIRECTORY.COM

MONTANACANNABISHUT.COM

MONTANACANNABISMARKET.COM

MONTANACANNABISSTOREDIRECTORY.COM

MONTANACANNABISSUPERMARKET.COM

MONTANACANNABISSUPERMARKETS.COM

MONTANACANNADISTRIBUTORS.COM

MONTANAHEADSHOPSDIRECTORY.COM

MONTANAHOUSEOFCANNABIS.COM

MONTANAHOUSEOFWEED.COM

MONTANAMARIJUANABAKERIES.COM

MONTANAMARIJUANABAKERIESDIRECTORY.COM

MONTANAMARIJUANABAKERY.COM

MONTANAMARIJUANABAKERYDIRECTORY.COM

MONTANAMARIJUANABAKERYSTORES.COM

MONTANAMARIJUANACLINIC.COM

MONTANAMARIJUANACLINICS.COM

MONTANAMARIJUANADEALERS.COM

MONTANAMARIJUANADISTRIBUTORS.COM

MONTANAMARIJUANADOCTORS.COM

MONTANAMARIJUANAEDIBLES.COM

MONTANAMARIJUANAEDIBLESDIRECTORY.COM

MONTANAMARIJUANAGROWERS.COM

MONTANAMARIJUANAHUT.COM

MONTANAMARIJUANAMARKET.COM

MONTANAMARIJUANAPHYSICIANS.COM

MONTANAMARIJUANASHACK.COM

MONTANAMARIJUANASTOREDIRECTORY.COM

MONTANAMARIJUANASUPERMARKET.COM

MONTANAMARIJUANASUPERMARKETS.COM

MONTANAMEDICALMARIJUANACLINIC.COM

MONTANAMEDICALMARIJUANACLINICS.COM

MONTANAMEDICALMARIJUANADIRECTORY.COM

MONTANAMEDICALMARIJUANADISPENSARIESDIRECTORY.COM

MONTANAMEDICALMARIJUANADOCTORS.COM

MONTANAMEDICALMARIJUANAGROWERS.COM

MONTANAMEDICALMARIJUANAPHYSICIANS.COM

MONTANAMEDICALMARIJUANASHOPS.COM

MONTANASTATEMARIJUANADISPENSARY.COM

MONTANASTATEMARIJUANAEDIBLES.COM

MONTANASTATEMEDICALMARIJUANA.COM

MONTANAWEEDSHACK.COM

MTMARIJUANAHUT.COM

MTMARIJUANASHACK.COM

MTSTATEMARIJUANAEDIBLES.COM

MTSTATEMEDICALMARIJUANA.COM

MYCANNABISRECIPE.COM

MYCANNABISRECIPES.COM

MYCANNARECIPE.COM

MYCANNARECIPES.COM

MYMARIJUANARECIPE.COM

MYMARIJUANARECIPES.COM

NAMESFORWEED.COM

NATIONALCANNABISCONVENTION.COM

NATIONALCANNABISSHOW.COM

NATIONALCANNACONVENTION.COM

NATIONALCANNASHOW.COM

NATIONALMARIJUANACONVENTION.COM

NATIONALMARIJUANAGUIDE.COM

NATIONALMARIJUANASHOW.COM

NATIONALMARIJUANASTORELOCATIONS.COM

NATUREMADEMARIJUANA.COM

NATURESLIFEMARIJUANA.COM

NATURESMADEMARIJUANA.COM

NATURESMARIJUANA.COM

NATURESWAYMARIJAUANA.COM

NEBRASKABESTCANNABIS.COM

NEBRASKABESTMARIJUANA.COM

NEBRASKABESTPOT.COM

NEBRASKABESTWEED.COM

NEBRASKACANABISEDIBLES.COM

NEBRASKACANNABISBAKERIES.COM

NEBRASKACANNABISBAKERY.COM

NEBRASKACANNABISBAKERYDIRECTORY.COM

NEBRASKACANNABISEDIBLESDIRECTORY.COM

NEBRASKACANNABISHUT.COM

NEBRASKACANNABISMARKET.COM

NEBRASKACANNABISSTOREDIRECTORY.COM

NEBRASKACANNABISSUPERMARKET.COM

NEBRASKACANNABISSUPERMARKETS.COM

NEBRASKACANNADISTRIBUTORS.COM

NEBRASKAHEADSHOPSDIRECTORY.COM

NEBRASKAHOUSEOFCANNABIS.COM

NEBRASKAHOUSEOFWEED.COM

NEBRASKAMARIJUANABAKERIES.COM

NEBRASKAMARIJUANABAKERIESDIRECTORY.COM

NEBRASKAMARIJUANABAKERY.COM

NEBRASKAMARIJUANABAKERYDIRECTORY.COM

NEBRASKAMARIJUANABAKERYSTORES.COM

NEBRASKAMARIJUANACLINIC.COM

NEBRASKAMARIJUANACLINICS.COM

NEBRASKAMARIJUANADEALERS.COM

NEBRASKAMARIJUANADISPENSARIES.COM

NEBRASKAMARIJUANADISTRIBUTORS.COM

NEBRASKAMARIJUANAEDIBLES.COM

NEBRASKAMARIJUANAEDIBLESDIRECTORY.COM

NEBRASKAMARIJUANAGROWERS.COM

NEBRASKAMARIJUANAHUT.COM

NEBRASKAMARIJUANAMARKET.COM

NEBRASKAMARIJUANAPHYSICIANS.COM

NEBRASKAMARIJUANASHACK.COM

NEBRASKAMARIJUANASTOREDIRECTORY.COM

NEBRASKAMARIJUANASUPERMARKET.COM

NEBRASKAMARIJUANASUPERMARKETS.COM

NEBRASKAMEDICALMARIJUANACLINIC.COM

NEBRASKAMEDICALMARIJUANACLINICS.COM

NEBRASKAMEDICALMARIJUANADIRECTORY.COM

NEBRASKAMEDICALMARIJUANADISPENSARIESDIRECTORY.COM

NEBRASKAMEDICALMARIJUANADOCTORS.COM

NEBRASKAMEDICALMARIJUANAGROWERS.COM

NEBRASKAMEDICALMARIJUANAPHYSICIANS.COM

NEBRASKAMEDICALMARIJUANASHOPS.COM

NEBRASKASTATEMARIJUANADISPENSARY.COM

NEBRASKASTATEMARIJUANAEDIBLES.COM

NEBRASKASTATEMEDICALMARIJUANA.COM

NEBRASKAWEEDSHACK.COM

NEVADABESTCANNABIS.COM

NEVADABESTMARIJUANA.COM

NEVADABESTPOT.COM

NEVADABESTWEED.COM

NEVADACANABISEDIBLES.COM

NEVADACANNABISBAKERIES.COM

NEVADACANNABISBAKERY.COM

NEVADACANNABISBAKERYDIRECTORY.COM

NEVADACANNABISEDIBLESDIRECTORY.COM

NEVADACANNABISHUT.COM

NEVADACANNABISMARKET.COM

NEVADACANNABISSTOREDIRECTORY.COM

NEVADACANNABISSUPERMARKET.COM

NEVADACANNABISSUPERMARKETS.COM

NEVADACANNADISTRIBUTORS.COM

NEVADAHEADSHOPSDIRECTORY.COM

NEVADAHOUSEOFCANNABIS.COM

NEVADAHOUSEOFWEED.COM

NEVADAMARIJUANABAKERIES.COM

NEVADAMARIJUANABAKERIESDIRECTORY.COM

NEVADAMARIJUANABAKERY.COM

NEVADAMARIJUANABAKERYDIRECTORY.COM

NEVADAMARIJUANABAKERYSTORES.COM

NEVADAMARIJUANADEALERS.COM

NEVADAMARIJUANADISTRIBUTORS.COM

NEVADAMARIJUANAEDIBLES.COM

NEVADAMARIJUANAEDIBLESDIRECTORY.COM

NEVADAMARIJUANAGROWERS.COM

NEVADAMARIJUANAHUT.COM

NEVADAMARIJUANAMARKET.COM

NEVADAMARIJUANAPHYSICIANS.COM

NEVADAMARIJUANASHACK.COM

NEVADAMARIJUANASTOREDIRECTORY.COM

NEVADAMARIJUANASUPERMARKET.COM

NEVADAMARIJUANASUPERMARKETS.COM

NEVADAMEDICALMARIJUANACLINICS.COM

NEVADAMEDICALMARIJUANADIRECTORY.COM

NEVADAMEDICALMARIJUANADISPENSARIESDIRECTORY.COM

NEVADAMEDICALMARIJUANAGROWERS.COM

NEVADAMEDICALMARIJUANAPHYSICIANS.COM

NEVADAMEDICALMARIJUANASHOPS.COM

NEVADASTATEMARIJUANADISPENSARY.COM

NEVADASTATEMARIJUANAEDIBLES.COM

NEVADASTATEMEDICALMARIJUANA.COM

NEVADAWEEDSHACK.COM

NEWHAMPSHIREBESTCANNABIS.COM

NEWHAMPSHIREBESTMARIJUANA.COM

NEWHAMPSHIREBESTPOT.COM

NEWHAMPSHIREBESTWEED.COM

NEWHAMPSHIRECANABISEDIBLES.COM

NEWHAMPSHIRECANNABISBAKERIES.COM

NEWHAMPSHIRECANNABISBAKERY.COM

NEWHAMPSHIRECANNABISBAKERYDIRECTORY.COM

NEWHAMPSHIRECANNABISEDIBLESDIRECTORY.COM

NEWHAMPSHIRECANNABISHUT.COM

NEWHAMPSHIRECANNABISMARKET.COM

NEWHAMPSHIRECANNABISSTOREDIRECTORY.COM

NEWHAMPSHIRECANNABISSUPERMARKET.COM

NEWHAMPSHIRECANNABISSUPERMARKETS.COM

NEWHAMPSHIRECANNADISTRIBUTORS.COM

NEWHAMPSHIREHEADSHOPSDIRECTORY.COM

NEWHAMPSHIREHOUSEOFCANNABIS.COM

NEWHAMPSHIREHOUSEOFWEED.COM

NEWHAMPSHIREMARIJUANABAKERIES.COM

NEWHAMPSHIREMARIJUANABAKERIESDIRECTORY.COM

NEWHAMPSHIREMARIJUANABAKERY.COM

NEWHAMPSHIREMARIJUANABAKERYDIRECTORY.COM

NEWHAMPSHIREMARIJUANABAKERYSTORES.COM

NEWHAMPSHIREMARIJUANADEALERS.COM

NEWHAMPSHIREMARIJUANADISTRIBUTORS.COM

NEWHAMPSHIREMARIJUANAEDIBLES.COM

NEWHAMPSHIREMARIJUANAEDIBLESDIRECTORY.COM

NEWHAMPSHIREMARIJUANAGROWERS.COM

NEWHAMPSHIREMARIJUANAHUT.COM

NEWHAMPSHIREMARIJUANAMARKET.COM

NEWHAMPSHIREMARIJUANAPHYSICIANS.COM

NEWHAMPSHIREMARIJUANASHACK.COM

NEWHAMPSHIREMARIJUANASTOREDIRECTORY.COM

NEWHAMPSHIREMARIJUANASUPERMARKET.COM

NEWHAMPSHIREMARIJUANASUPERMARKETS.COM

NEWHAMPSHIREMEDICALMARIJUANACLINIC.COM

NEWHAMPSHIREMEDICALMARIJUANACLINICS.COM

NEWHAMPSHIREMEDICALMARIJUANADIRECTORY.COM

NEWHAMPSHIREMEDICALMARIJUANADISPENSARIESDIRECTORY.COM

NEWHAMPSHIREMEDICALMARIJUANADOCTORS.COM

NEWHAMPSHIREMEDICALMARIJUANAGROWERS.COM

NEWHAMPSHIREMEDICALMARIJUANAPHYSICIANS.COM

NEWHAMPSHIREMEDICALMARIJUANASHOPS.COM

NEWHAMPSHIRESTATEMARIJUANADISPENSARY.COM

NEWHAMPSHIRESTATEMARIJUANAEDIBLES.COM

NEWHAMPSHIRESTATEMEDICALMARIJUANA.COM

NEWHAMPSHIREWEEDSHACK.COM

NEWJERSEYBESTCANNABIS.COM

NEWJERSEYBESTMARIJUANA.COM

NEWJERSEYBESTPOT.COM

NEWJERSEYBESTWEED.COM

NEWJERSEYCANABISEDIBLES.COM

NEWJERSEYCANNABISBAKERIES.COM

NEWJERSEYCANNABISBAKERY.COM

NEWJERSEYCANNABISBAKERYDIRECTORY.COM

NEWJERSEYCANNABISEDIBLESDIRECTORY.COM

NEWJERSEYCANNABISHUT.COM

NEWJERSEYCANNABISMARKET.COM

NEWJERSEYCANNABISSTOREDIRECTORY.COM

NEWJERSEYCANNABISSUPERMARKET.COM

NEWJERSEYCANNABISSUPERMARKETS.COM

NEWJERSEYCANNADISTRIBUTORS.COM

NEWJERSEYHEADSHOPSDIRECTORY.COM

NEWJERSEYHOUSEOFCANNABIS.COM

NEWJERSEYHOUSEOFWEED.COM

NEWJERSEYMARIJUANABAKERIES.COM

NEWJERSEYMARIJUANABAKERIESDIRECTORY.COM

NEWJERSEYMARIJUANABAKERY.COM

NEWJERSEYMARIJUANABAKERYDIRECTORY.COM

NEWJERSEYMARIJUANABAKERYSTORES.COM

NEWJERSEYMARIJUANACLINICS.COM

NEWJERSEYMARIJUANADEALERS.COM

NEWJERSEYMARIJUANADISTRIBUTORS.COM

NEWJERSEYMARIJUANAEDIBLES.COM

NEWJERSEYMARIJUANAEDIBLESDIRECTORY.COM

NEWJERSEYMARIJUANAHUT.COM

NEWJERSEYMARIJUANAMARKET.COM

NEWJERSEYMARIJUANAPHYSICIANS.COM

NEWJERSEYMARIJUANASHACK.COM

NEWJERSEYMARIJUANASTOREDIRECTORY.COM

NEWJERSEYMARIJUANASUPERMARKET.COM

NEWJERSEYMARIJUANASUPERMARKETS.COM

NEWJERSEYMEDICALMARIJUANACLINIC.COM

NEWJERSEYMEDICALMARIJUANACLINICS.COM

NEWJERSEYMEDICALMARIJUANADIRECTORY.COM

NEWJERSEYMEDICALMARIJUANADISPENSARIESDIRECTORY.COM

NEWJERSEYMEDICALMARIJUANADOCTORS.COM

NEWJERSEYMEDICALMARIJUANAGROWERS.COM

NEWJERSEYMEDICALMARIJUANAPHYSICIANS.COM

NEWJERSEYMEDICALMARIJUANASHOPS.COM

NEWJERSEYSTATEMARIJUANADISPENSARY.COM

NEWJERSEYSTATEMARIJUANAEDIBLES.COM

NEWJERSEYSTATEMEDICALMARIJUANA.COM

NEWJERSEYWEEDSHACK.COM

NEWMEXICOBESTCANNABIS.COM

NEWMEXICOBESTMARIJUANA.COM

NEWMEXICOBESTPOT.COM

NEWMEXICOBESTWEED.COM

NEWMEXICOCANABISEDIBLES.COM

NEWMEXICOCANNABISBAKERIES.COM

NEWMEXICOCANNABISBAKERY.COM

NEWMEXICOCANNABISBAKERYDIRECTORY.COM

NEWMEXICOCANNABISEDIBLESDIRECTORY.COM

NEWMEXICOCANNABISHUT.COM

NEWMEXICOCANNABISMARKET.COM

NEWMEXICOCANNABISSTOREDIRECTORY.COM

NEWMEXICOCANNABISSUPERMARKET.COM

NEWMEXICOCANNABISSUPERMARKETS.COM

NEWMEXICOCANNADISTRIBUTORS.COM

NEWMEXICOHEADSHOPSDIRECTORY.COM

NEWMEXICOHOUSEOFCANNABIS.COM

NEWMEXICOHOUSEOFWEED.COM

NEWMEXICOMARIJUANABAKERIES.COM

NEWMEXICOMARIJUANABAKERIESDIRECTORY.COM

NEWMEXICOMARIJUANABAKERY.COM

NEWMEXICOMARIJUANABAKERYDIRECTORY.COM

NEWMEXICOMARIJUANABAKERYSTORES.COM

NEWMEXICOMARIJUANACLINIC.COM

NEWMEXICOMARIJUANACLINICS.COM

NEWMEXICOMARIJUANADEALERS.COM

NEWMEXICOMARIJUANADISTRIBUTORS.COM

NEWMEXICOMARIJUANAEDIBLES.COM

NEWMEXICOMARIJUANAEDIBLESDIRECTORY.COM

NEWMEXICOMARIJUANAGROWERS.COM

NEWMEXICOMARIJUANAHUT.COM

NEWMEXICOMARIJUANAMARKET.COM

NEWMEXICOMARIJUANAPHYSICIANS.COM

NEWMEXICOMARIJUANASHACK.COM

NEWMEXICOMARIJUANASTOREDIRECTORY.COM

NEWMEXICOMARIJUANASUPERMARKET.COM

NEWMEXICOMARIJUANASUPERMARKETS.COM

NEWMEXICOMEDICALMARIJUANACLINIC.COM

NEWMEXICOMEDICALMARIJUANACLINICS.COM

NEWMEXICOMEDICALMARIJUANADIRECTORY.COM

NEWMEXICOMEDICALMARIJUANADISPENSARIESDIRECTORY.COM

NEWMEXICOMEDICALMARIJUANAGROWERS.COM

NEWMEXICOMEDICALMARIJUANAPHYSICIANS.COM

NEWMEXICOMEDICALMARIJUANASHOPS.COM

NEWMEXICOSTATEMARIJUANADISPENSARY.COM

NEWMEXICOSTATEMARIJUANAEDIBLES.COM

NEWMEXICOSTATEMEDICALMARIJUANA.COM

NEWMEXICOWEEDSHACK.COM

NEWYORKBESTCANNABIS.COM

NEWYORKBESTMARIJUANA.COM

NEWYORKBESTPOT.COM

NEWYORKBESTWEED.COM

NEWYORKCANABISEDIBLES.COM

NEWYORKCANNABISBAKERIES.COM

NEWYORKCANNABISBAKERY.COM

NEWYORKCANNABISBAKERYDIRECTORY.COM

NEWYORKCANNABISEDIBLESDIRECTORY.COM

NEWYORKCANNABISHUT.COM

NEWYORKCANNABISMARKET.COM

NEWYORKCANNABISSTOREDIRECTORY.COM

NEWYORKCANNABISSUPERMARKET.COM

NEWYORKCANNABISSUPERMARKETS.COM

NEWYORKCANNADISTRIBUTORS.COM

NEWYORKHEADSHOPSDIRECTORY.COM

NEWYORKHOUSEOFCANNABIS.COM

NEWYORKHOUSEOFWEED.COM

NEWYORKMARIJUANABAKERIES.COM

NEWYORKMARIJUANABAKERIESDIRECTORY.COM

NEWYORKMARIJUANABAKERY.COM

NEWYORKMARIJUANABAKERYDIRECTORY.COM

NEWYORKMARIJUANABAKERYSTORES.COM

NEWYORKMARIJUANADEALERS.COM

NEWYORKMARIJUANADISTRIBUTORS.COM

NEWYORKMARIJUANAEDIBLES.COM

NEWYORKMARIJUANAEDIBLESDIRECTORY.COM

NEWYORKMARIJUANAGROWERS.COM

NEWYORKMARIJUANAHUT.COM

NEWYORKMARIJUANAMARKET.COM

NEWYORKMARIJUANASHACK.COM

NEWYORKMARIJUANASTOREDIRECTORY.COM

NEWYORKMARIJUANASUPERMARKET.COM

NEWYORKMARIJUANASUPERMARKETS.COM

NEWYORKMEDICALMARIJUANADIRECTORY.COM

NEWYORKMEDICALMARIJUANADISPENSARIESDIRECTORY.COM

NEWYORKMEDICALMARIJUANADOCTORS.COM

NEWYORKMEDICALMARIJUANAGROWERS.COM

NEWYORKMEDICALMARIJUANAPHYSICIANS.COM

NEWYORKMEDICALMARIJUANASHOPS.COM

NEWYORKSTATEMARIJUANADISPENSARY.COM

NEWYORKSTATEMARIJUANAEDIBLES.COM

NEWYORKWEEDSHACK.COM

NEXTCANNABIS.COM

NHMARIJUANAHUT.COM

NHMARIJUANASHACK.COM

NHSTATEMARIJUANAEDIBLES.COM

NHSTATEMEDICALMARIJUANA.COM

NJMARIJUANAHUT.COM

NJMARIJUANASHACK.COM

NJSTATEMARIJUANAEDIBLES.COM

NJSTATEMEDICALMARIJUANA.COM

NMMARIJUANAHUT.COM

NMMARIJUANASHACK.COM

NMSTATEMARIJUANAEDIBLES.COM

NMSTATEMEDICALMARIJUANA.COM

NORTHCAROLINABESTCANNABIS.COM

NORTHCAROLINABESTMARIJUANA.COM

NORTHCAROLINABESTPOT.COM

NORTHCAROLINABESTWEED.COM

NORTHCAROLINACANABISEDIBLES.COM

NORTHCAROLINACANNABISBAKERIES.COM

NORTHCAROLINACANNABISBAKERY.COM

NORTHCAROLINACANNABISBAKERYDIRECTORY.COM

NORTHCAROLINACANNABISEDIBLESDIRECTORY.COM

NORTHCAROLINACANNABISHUT.COM

NORTHCAROLINACANNABISMARKET.COM

NORTHCAROLINACANNABISSTOREDIRECTORY.COM

NORTHCAROLINACANNABISSUPERMARKET.COM

NORTHCAROLINACANNABISSUPERMARKETS.COM

NORTHCAROLINACANNADISTRIBUTORS.COM

NORTHCAROLINAHEADSHOPSDIRECTORY.COM

NORTHCAROLINAHOUSEOFCANNABIS.COM

NORTHCAROLINAHOUSEOFWEED.COM

NORTHCAROLINAMARIJUANABAKERIES.COM

NORTHCAROLINAMARIJUANABAKERIESDIRECTORY.COM

NORTHCAROLINAMARIJUANABAKERY.COM

NORTHCAROLINAMARIJUANABAKERYDIRECTORY.COM

NORTHCAROLINAMARIJUANABAKERYSTORES.COM

NORTHCAROLINAMARIJUANACLINIC.COM

NORTHCAROLINAMARIJUANACLINICS.COM

NORTHCAROLINAMARIJUANADEALERS.COM

NORTHCAROLINAMARIJUANADISPENSARIES.COM

NORTHCAROLINAMARIJUANADISTRIBUTORS.COM

NORTHCAROLINAMARIJUANADOCTORS.COM

NORTHCAROLINAMARIJUANAEDIBLES.COM

NORTHCAROLINAMARIJUANAEDIBLESDIRECTORY.COM

NORTHCAROLINAMARIJUANAGROWERS.COM

NORTHCAROLINAMARIJUANAHUT.COM

NORTHCAROLINAMARIJUANAMARKET.COM

NORTHCAROLINAMARIJUANAPHYSICIANS.COM

NORTHCAROLINAMARIJUANASHACK.COM

NORTHCAROLINAMARIJUANASTOREDIRECTORY.COM

NORTHCAROLINAMARIJUANASUPERMARKET.COM

NORTHCAROLINAMARIJUANASUPERMARKETS.COM

NORTHCAROLINAMEDICALMARIJUANACLINIC.COM

NORTHCAROLINAMEDICALMARIJUANACLINICS.COM

NORTHCAROLINAMEDICALMARIJUANADIRECTORY.COM

NORTHCAROLINAMEDICALMARIJUANADISPENSARIESDIRECTORY.COM

NORTHCAROLINAMEDICALMARIJUANADOCTORS.COM

NORTHCAROLINAMEDICALMARIJUANAGROWERS.COM

NORTHCAROLINAMEDICALMARIJUANAPHYSICIANS.COM

NORTHCAROLINAMEDICALMARIJUANASHOPS.COM

NORTHCAROLINASTATEMARIJUANADISPENSARY.COM

NORTHCAROLINASTATEMARIJUANAEDIBLES.COM

NORTHCAROLINASTATEMEDICALMARIJUANA.COM

NORTHCAROLINAWEEDSHACK.COM

NORTHDAKOTABESTCANNABIS.COM

NORTHDAKOTABESTMARIJUANA.COM

NORTHDAKOTABESTPOT.COM

NORTHDAKOTABESTWEED.COM

NORTHDAKOTACANABISEDIBLES.COM

NORTHDAKOTACANNABISBAKERIES.COM

NORTHDAKOTACANNABISBAKERY.COM

NORTHDAKOTACANNABISBAKERYDIRECTORY.COM

NORTHDAKOTACANNABISEDIBLESDIRECTORY.COM

NORTHDAKOTACANNABISHUT.COM

NORTHDAKOTACANNABISMARKET.COM

NORTHDAKOTACANNABISSTOREDIRECTORY.COM

NORTHDAKOTACANNABISSUPERMARKET.COM

NORTHDAKOTACANNABISSUPERMARKETS.COM

NORTHDAKOTACANNADISTRIBUTORS.COM

NORTHDAKOTAHEADSHOPSDIRECTORY.COM

NORTHDAKOTAHOUSEOFCANNABIS.COM

NORTHDAKOTAHOUSEOFWEED.COM

NORTHDAKOTAMARIJUANABAKERIES.COM

NORTHDAKOTAMARIJUANABAKERIESDIRECTORY.COM

NORTHDAKOTAMARIJUANABAKERY.COM

NORTHDAKOTAMARIJUANABAKERYDIRECTORY.COM

NORTHDAKOTAMARIJUANABAKERYSTORES.COM

NORTHDAKOTAMARIJUANACLINIC.COM

NORTHDAKOTAMARIJUANACLINICS.COM

NORTHDAKOTAMARIJUANADEALERS.COM

NORTHDAKOTAMARIJUANADISPENSARIES.COM

NORTHDAKOTAMARIJUANADISTRIBUTORS.COM

NORTHDAKOTAMARIJUANAEDIBLES.COM

NORTHDAKOTAMARIJUANAEDIBLESDIRECTORY.COM

NORTHDAKOTAMARIJUANAGROWERS.COM

NORTHDAKOTAMARIJUANAHUT.COM

NORTHDAKOTAMARIJUANAMARKET.COM

NORTHDAKOTAMARIJUANAPHYSICIANS.COM

NORTHDAKOTAMARIJUANASHACK.COM

NORTHDAKOTAMARIJUANASTOREDIRECTORY.COM

NORTHDAKOTAMARIJUANASUPERMARKET.COM

NORTHDAKOTAMARIJUANASUPERMARKETS.COM

NORTHDAKOTAMEDICALMARIJUANACLINIC.COM

NORTHDAKOTAMEDICALMARIJUANACLINICS.COM

NORTHDAKOTAMEDICALMARIJUANADIRECTORY.COM

NORTHDAKOTAMEDICALMARIJUANADISPENSARIESDIRECTORY.COM

NORTHDAKOTAMEDICALMARIJUANADOCTORS.COM

NORTHDAKOTAMEDICALMARIJUANAGROWERS.COM

NORTHDAKOTAMEDICALMARIJUANAPHYSICIANS.COM

NORTHDAKOTAMEDICALMARIJUANASHOPS.COM

NORTHDAKOTASTATEMARIJUANADISPENSARY.COM

NORTHDAKOTASTATEMARIJUANAEDIBLES.COM

NORTHDAKOTASTATEMEDICALMARIJUANA.COM

NORTHDAKOTAWEEDSHACK.COM

NORTHSIGHTCAPITAL.COM

NORTHSITECAPITAL.COM

NUTRIMARIJUANA.COM

NUTRITIOUSMARIJUANA.COM

NVMARIJUANAHUT.COM

NVMARIJUANASHACK.COM

NVSTATEMARIJUANAEDIBLES.COM

NVSTATEMEDICALMARIJUANA.COM

NYMARIJUANAHUT.COM

NYMARIJUANASHACK.COM

NYSTATEMARIJUANAEDIBLES.COM

NYSTATEMEDICALMARIJUANA.COM

OHIOBESTCANNABIS.COM

OHIOBESTMARIJUANA.COM

OHIOBESTPOT.COM

OHIOCANABISEDIBLES.COM

OHIOCANNABISBAKERIES.COM

OHIOCANNABISBAKERY.COM

OHIOCANNABISBAKERYDIRECTORY.COM

OHIOCANNABISEDIBLESDIRECTORY.COM

OHIOCANNABISHUT.COM

OHIOCANNABISMARKET.COM

OHIOCANNABISSTOREDIRECTORY.COM

OHIOCANNABISSUPERMARKET.COM

OHIOCANNABISSUPERMARKETS.COM

OHIOHEADSHOPSDIRECTORY.COM

OHIOHOUSEOFCANNABIS.COM

OHIOHOUSEOFWEED.COM

OHIOMARIJUANABAKERIES.COM

OHIOMARIJUANABAKERIESDIRECTORY.COM

OHIOMARIJUANABAKERY.COM

OHIOMARIJUANABAKERYDIRECTORY.COM

OHIOMARIJUANABAKERYSTORES.COM

OHIOMARIJUANADEALERS.COM

OHIOMARIJUANADISTRIBUTORS.COM

OHIOMARIJUANAEDIBLES.COM

OHIOMARIJUANAEDIBLESDIRECTORY.COM

OHIOMARIJUANAGROWERS.COM

OHIOMARIJUANAHUT.COM

OHIOMARIJUANAMARKET.COM

OHIOMARIJUANAPHYSICIANS.COM

OHIOMARIJUANASHACK.COM

OHIOMARIJUANASTOREDIRECTORY.COM

OHIOMARIJUANASUPERMARKET.COM

OHIOMARIJUANASUPERMARKETS.COM

OHIOMEDICALMARIJUANACLINICS.COM

OHIOMEDICALMARIJUANADIRECTORY.COM

OHIOMEDICALMARIJUANADISPENSARIESDIRECTORY.COM

OHIOMEDICALMARIJUANAGROWERS.COM

OHIOMEDICALMARIJUANAPHYSICIANS.COM

OHIOMEDICALMARIJUANASHOPS.COM

OHIOSTATEMARIJUANADISPENSARY.COM

OHIOSTATEMARIJUANAEDIBLES.COM

OHIOSTATEMEDICALMARIJUANA.COM

OHIOWEEDSHACK.COM

OKLAHOMABESTCANNABIS.COM

OKLAHOMABESTMARIJUANA.COM

OKLAHOMABESTPOT.COM

OKLAHOMABESTWEED.COM

OKLAHOMACANABISEDIBLES.COM

OKLAHOMACANNABISBAKERIES.COM

OKLAHOMACANNABISBAKERY.COM

OKLAHOMACANNABISBAKERYDIRECTORY.COM

OKLAHOMACANNABISEDIBLESDIRECTORY.COM

OKLAHOMACANNABISHUT.COM

OKLAHOMACANNABISMARKET.COM

OKLAHOMACANNABISSTOREDIRECTORY.COM

OKLAHOMACANNABISSUPERMARKET.COM

OKLAHOMACANNABISSUPERMARKETS.COM

OKLAHOMACANNADISTRIBUTORS.COM

OKLAHOMAHEADSHOPSDIRECTORY.COM

OKLAHOMAHOUSEOFCANNABIS.COM

OKLAHOMAHOUSEOFWEED.COM

OKLAHOMAMARIJUANABAKERIES.COM

OKLAHOMAMARIJUANABAKERIESDIRECTORY.COM

OKLAHOMAMARIJUANABAKERY.COM

OKLAHOMAMARIJUANABAKERYDIRECTORY.COM

OKLAHOMAMARIJUANABAKERYSTORES.COM

OKLAHOMAMARIJUANACLINIC.COM

OKLAHOMAMARIJUANACLINICS.COM

OKLAHOMAMARIJUANADEALERS.COM

OKLAHOMAMARIJUANADISPENSARIES.COM

OKLAHOMAMARIJUANADISTRIBUTORS.COM

OKLAHOMAMARIJUANADOCTORS.COM

OKLAHOMAMARIJUANAEDIBLES.COM

OKLAHOMAMARIJUANAEDIBLESDIRECTORY.COM

OKLAHOMAMARIJUANAGROWERS.COM

OKLAHOMAMARIJUANAHUT.COM

OKLAHOMAMARIJUANAMARKET.COM

OKLAHOMAMARIJUANAPHYSICIANS.COM

OKLAHOMAMARIJUANASHACK.COM

OKLAHOMAMARIJUANASTOREDIRECTORY.COM

OKLAHOMAMARIJUANASUPERMARKET.COM

OKLAHOMAMARIJUANASUPERMARKETS.COM

OKLAHOMAMEDICALMARIJUANACLINIC.COM

OKLAHOMAMEDICALMARIJUANACLINICS.COM

OKLAHOMAMEDICALMARIJUANADIRECTORY.COM

OKLAHOMAMEDICALMARIJUANADISPENSARIESDIRECTORY.COM

OKLAHOMAMEDICALMARIJUANADOCTORS.COM

OKLAHOMAMEDICALMARIJUANAGROWERS.COM

OKLAHOMAMEDICALMARIJUANAPHYSICIANS.COM

OKLAHOMAMEDICALMARIJUANASHOPS.COM

OKLAHOMASTATEMARIJUANADISPENSARY.COM

OKLAHOMASTATEMARIJUANAEDIBLES.COM

OKLAHOMASTATEMEDICALMARIJUANA.COM

OKLAHOMAWEEDSHACK.COM

ONCEADAYMARIJUANA.COM

ONEWAYCANNABIS.COM

ONEWAYMARIJUANA.COM

OOGRASS.COM

OOWEED.COM

OPRAHMARIJUANA.COM

OPRAHWEED.COM

OREGONBESTCANNABIS.COM

OREGONBESTPOT.COM

OREGONBESTWEED.COM

OREGONCANABISEDIBLES.COM

OREGONCANNABISBAKERIES.COM

OREGONCANNABISBAKERY.COM

OREGONCANNABISBAKERYDIRECTORY.COM

OREGONCANNABISEDIBLESDIRECTORY.COM

OREGONCANNABISHUT.COM

OREGONCANNABISMARKET.COM

OREGONCANNABISSTOREDIRECTORY.COM

OREGONCANNABISSUPERMARKET.COM

OREGONCANNABISSUPERMARKETS.COM

OREGONHEADSHOPSDIRECTORY.COM

OREGONHOUSEOFCANNABIS.COM

OREGONHOUSEOFWEED.COM

OREGONMARIJUANABAKERIES.COM

OREGONMARIJUANABAKERIESDIRECTORY.COM

OREGONMARIJUANABAKERY.COM

OREGONMARIJUANABAKERYDIRECTORY.COM

OREGONMARIJUANABAKERYSTORES.COM

OREGONMARIJUANACLINICS.COM

OREGONMARIJUANADEALERS.COM

OREGONMARIJUANADISTRIBUTORS.COM

OREGONMARIJUANAEDIBLES.COM

OREGONMARIJUANAEDIBLESDIRECTORY.COM

OREGONMARIJUANAGROWERS.COM

OREGONMARIJUANAHUT.COM

OREGONMARIJUANAMARKET.COM

OREGONMARIJUANAPHYSICIANS.COM

OREGONMARIJUANASHACK.COM

OREGONMARIJUANASTOREDIRECTORY.COM

OREGONMARIJUANASUPERMARKET.COM

OREGONMARIJUANASUPERMARKETS.COM

OREGONMEDICALMARIJUANACLINIC.COM

OREGONMEDICALMARIJUANADIRECTORY.COM

OREGONMEDICALMARIJUANADISPENSARIESDIRECTORY.COM

OREGONMEDICALMARIJUANAGROWERS.COM

OREGONMEDICALMARIJUANAPHYSICIANS.COM

OREGONMEDICALMARIJUANASHOPS.COM

OREGONSTATEMARIJUANADISPENSARY.COM

OREGONSTATEMARIJUANAEDIBLES.COM

OREGONSTATEMEDICALMARIJUANA.COM

OREGONWEEDSHACK.COM

ORGANICMARIJUANAMARKET.COM

ORGANIZATIONOFCANNABISDISTRIBUTORS.COM

ORGANIZATIONOFCANNABISGROWERS.COM

ORGANIZATIONOFCANNADISTRIBUTORS.COM

ORGANIZATIONOFCANNAGROWERS.COM

ORGANIZATIONOFHEMPDISTRIBUTORS.COM

ORGANIZATIONOFHEMPGOROWERS.COM

ORGANIZATIONOFHEMPGROWERS.COM

ORGANIZATIONOFHEMPPRODUCERS.COM

ORGANIZATIONOFMARIJUANADISTRIBUTORS.COM

ORGANIZATIONOFMARIJUANAGROWERS.COM

ORMARIJUANAHUT.COM

ORMARIJUANASHACK.COM

ORSTATEMARIJUANAEDIBLES.COM

ORSTATEMEDICALMARIJUANA.COM

OUNCEOFCANABIS.COM

OUNCEOFCANNA.COM

OUNCEOFMARYJANE.COM

OUNCEOFMJ.COM

PARTYTIMEMARIJUANA.COM

PEACHMARIJUANA.COM

PENNSYLVANIABESTCANNABIS.COM

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TENNESSEEMARIJUANABAKERY.COM

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TENNESSEEMEDICALMARIJUANADOCTORS.COM

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THEBESTMARIJUANAGROWERINOREGON.COM

THEBESTMARIJUANAGROWERINRHODEISLAND.COM

THEBESTMARIJUANAGROWERINVERMONT.COM

THEBESTMARIJUANAGROWERINWASHINGTON.COM

THEBESTMARIJUANAINALASKA.COM

THEBESTMARIJUANAINARIZONA.COM

THEBESTMARIJUANAINCALIFORNIA.COM

THEBESTMARIJUANAINCOLORADO.COM

THEBESTMARIJUANAINCONNECTICUT.COM

THEBESTMARIJUANAINDELAWARE.COM

THEBESTMARIJUANAINDISTRICTOFCOLUMBIA.COM

THEBESTMARIJUANAINHAWAII.COM

THEBESTMARIJUANAINILLINOIS.COM

THEBESTMARIJUANAINMAINE.COM

THEBESTMARIJUANAINMASSACHUSETTS.COM

THEBESTMARIJUANAINMICHIGAN.COM

THEBESTMARIJUANAINMONTANA.COM

THEBESTMARIJUANAINNEVADA.COM

THEBESTMARIJUANAINNEWHAMPSHIRE.COM

THEBESTMARIJUANAINNEWJERSEY.COM

THEBESTMARIJUANAINNEWMEXICO.COM

THEBESTMARIJUANAINNEWYORK.COM

THEBESTMARIJUANAINOREGON.COM

THEBESTMARIJUANAINRHODEISLAND.COM

THEBESTMARIJUANAINTOWN.COM

THEBESTMARIJUANAINVERMONT.COM

THEBESTMARIJUANAINWASHINGTON.COM

THEBESTMARIJUANASUPPLIERINALABAMA.COM

THEBESTMARIJUANASUPPLIERINALASKA.COM

THEBESTMARIJUANASUPPLIERINARIZONA.COM

THEBESTMARIJUANASUPPLIERINARKANSAS.COM

THEBESTMARIJUANASUPPLIERINCALIFORNIA.COM

THEBESTMARIJUANASUPPLIERINCOLORADO.COM

THEBESTMARIJUANASUPPLIERINCONNECTICUT.COM

THEBESTMARIJUANASUPPLIERINDELAWARE.COM

THEBESTMARIJUANASUPPLIERINDISTRICTOFCOLUMBIA.COM

THEBESTMARIJUANASUPPLIERINFLORIDA.COM

THEBESTMARIJUANASUPPLIERINGEORGIA.COM

THEBESTMARIJUANASUPPLIERINHAWAII.COM

THEBESTMARIJUANASUPPLIERINIDAHO.COM

THEBESTMARIJUANASUPPLIERINILLINOIS.COM

THEBESTMARIJUANASUPPLIERININDIANA.COM

THEBESTMARIJUANASUPPLIERINIOWA.COM

THEBESTMARIJUANASUPPLIERINKANSAS.COM

THEBESTMARIJUANASUPPLIERINKENTUCKY.COM

THEBESTMARIJUANASUPPLIERINLOUISIANA.COM

THEBESTMARIJUANASUPPLIERINMAINE.COM

THEBESTMARIJUANASUPPLIERINMARYLAND.COM

THEBESTMARIJUANASUPPLIERINMASSACHUSETTS.COM

THEBESTMARIJUANASUPPLIERINMICHIGAN.COM

THEBESTMARIJUANASUPPLIERINMINNESOTA.COM

THEBESTMARIJUANASUPPLIERINMISSISSIPPI.COM

THEBESTMARIJUANASUPPLIERINMISSOURI.COM

THEBESTMARIJUANASUPPLIERINMONTANA.COM

THEBESTMARIJUANASUPPLIERINNEBRASKA.COM

THEBESTMARIJUANASUPPLIERINNEVADA.COM

THEBESTMARIJUANASUPPLIERINNEWHAMPSHIRE.COM

THEBESTMARIJUANASUPPLIERINNEWJERSEY.COM

THEBESTMARIJUANASUPPLIERINNEWMEXICO.COM

THEBESTMARIJUANASUPPLIERINNEWYORK.COM

THEBESTMARIJUANASUPPLIERINNORTHCAROLINA.COM

THEBESTMARIJUANASUPPLIERINNORTHDAKOTA.COM

THEBESTMARIJUANASUPPLIERINOHIO.COM

THEBESTMARIJUANASUPPLIERINOKLAHOMA.COM

THEBESTMARIJUANASUPPLIERINOREGON.COM

THEBESTMARIJUANASUPPLIERINPENNSYLVANIA.COM

THEBESTMARIJUANASUPPLIERINRHODEISLAND.COM

THEBESTMARIJUANASUPPLIERINSOUTHCAROLINA.COM

THEBESTMARIJUANASUPPLIERINSOUTHDAKOTA.COM

THEBESTMARIJUANASUPPLIERINTENNESSEE.COM

THEBESTMARIJUANASUPPLIERINTEXAS.COM

THEBESTMARIJUANASUPPLIERINUTAH.COM

THEBESTMARIJUANASUPPLIERINVERMONT.COM

THEBESTMARIJUANASUPPLIERINVIRGINIA.COM

THEBESTMARIJUANASUPPLIERINWASHINGTON.COM

THEBESTMARIJUANASUPPLIERINWESTVIRGINIA.COM

THEBESTMARIJUANASUPPLIERINWISCONSIN.COM

THEBESTMARIJUANASUPPLIERINWYOMING.COM

THEBESTPOTINALASKA.COM

THEBESTPOTINARIZONA.COM

THEBESTPOTINCALIFORNIA.COM

THEBESTPOTINCOLORADO.COM

THEBESTPOTINCONNECTICUT.COM

THEBESTPOTINDELAWARE.COM

THEBESTPOTINDISTRICTOFCOLUMBIA.COM

THEBESTPOTINHAWAII.COM

THEBESTPOTINILLINOIS.COM

THEBESTPOTINMAINE.COM

THEBESTPOTINMASSACHUSETTS.COM

THEBESTPOTINMICHIGAN.COM

THEBESTPOTINMONTANA.COM

THEBESTPOTINNEVADA.COM

THEBESTPOTINNEWHAMPSHIRE.COM

THEBESTPOTINNEWJERSEY.COM

THEBESTPOTINNEWMEXICO.COM

THEBESTPOTINNEWYORK.COM

THEBESTPOTINOREGON.COM

THEBESTPOTINRHODEISLAND.COM

THEBESTPOTINTOWN.COM

THEBESTPOTINVERMONT.COM

THEBESTPOTINWASHINGTON.COM

THEBESTWEEDINALASKA.COM

THEBESTWEEDINARIZONA.COM

THEBESTWEEDINCALIFORNIA.COM

THEBESTWEEDINCOLORADO.COM

THEBESTWEEDINCONNECTICUT.COM

THEBESTWEEDINDELAWARE.COM

THEBESTWEEDINDISTRICTOFCOLUMBIA.COM

THEBESTWEEDINHAWAII.COM

THEBESTWEEDINILLINOIS.COM

THEBESTWEEDINMAINE.COM

THEBESTWEEDINMASSACHUSETTS.COM

THEBESTWEEDINMICHIGAN.COM

THEBESTWEEDINMONTANA.COM

THEBESTWEEDINNEVADA.COM

THEBESTWEEDINNEWHAMPSHIRECOM.COM

THEBESTWEEDINNEWJERSEY.COM

THEBESTWEEDINNEWMEXICO.COM

THEBESTWEEDINNEWYORK.COM

THEBESTWEEDINOREGON.COM

THEBESTWEEDINRHODEISLAND.COM

THEBESTWEEDINVERMONT.COM

THEBESTWEEDINWASHINGTON.COM

THEBOOKOFMARIJUANA.COM

THECALIFORNIACANNABISHUT.COM

THECALIFORNIACANNABISSHACK.COM

THECALIFORNIACANNABISSHOP.COM

THECALIFORNIACANNABISSTORE.COM

THECALIFORNIAHOUSEOFCANNABIS.COM

THECALIFORNIAHOUSEOFWEED.COM

THECALIFORNIAMARIJUANAHUT.COM

THECALIFORNIAMARIJUANASTORE.COM

THECALIFORNIAWEEDSHACK.COM

THECALIFORNIAWEEDSHOP.COM

THECALIFORNIAWEEDSTORE.COM

THECANNAAGENCY.COM

THECANNAAWARENESSASSOCIATION.COM

THECANNAAWARENESSGROUP.COM

THECANNABISAWARENESSASSOCIATION.COM

THECANNABISAWARENESSGROUP.COM

THECANNABISDOMAINSPECIALIST.COM

THECANNABISDOMAINSPECIALISTS.COM

THECANNABISEDUCATIONALGROUP.COM

THECANNABISLEGALIZATIONGROUP.COM

THECANNABISSPECIALIST.COM

THECANNABISSPECIALISTS.COM

THECANNABISSTOP.COM

THECANNAEDUCATIONALGROUP.COM

THECANNAHUT.COM

THECANNALEGALIZATIONGROUP.COM

THECANNASHACK.COM

THECANNASTOP.COM

THECOLORADOCANNABISHUT.COM

THECOLORADOCANNABISSHACK.COM

THECOLORADOCANNABISSHOP.COM

THECOLORADOCANNABISSTORE.COM

THECOLORADOHOUSEOFCANNABIS.COM

THECOLORADOHOUSEOFWEED.COM

THECOLORADOMARIJUANAHUT.COM

THECOLORADOMARIJUANASTORE.COM

THECOLORADOWEEDSHACK.COM

THECOLORADOWEEDSHOP.COM

THECOLORADOWEEDSTORE.COM

THECOLORAODCANNABISSHOP.COM

THECONNECTICUTCANNABISHUT.COM

THECONNECTICUTCANNABISSHACK.COM

THECONNECTICUTCANNABISSHOP.COM

THECONNECTICUTCANNABISSTORE.COM

THECONNECTICUTHOUSEOFCANNABIS.COM

THECONNECTICUTHOUSEOFWEED.COM

THECONNECTICUTMARIJUANAHUT.COM

THECONNECTICUTMARIJUANASTORE.COM

THECONNECTICUTWEEDSHACK.COM

THECONNECTICUTWEEDSHOP.COM

THECONNECTICUTWEEDSTORE.COM

THEDELAWARECANNABISHUT.COM

THEDELAWARECANNABISSHACK.COM

THEDELAWARECANNABISSHOP.COM

THEDELAWARECANNABISSTORE.COM

THEDELAWAREHOUSEOFCANNABIS.COM

THEDELAWAREHOUSEOFWEED.COM

THEDELAWAREMARIJUANAHUT.COM

THEDELAWAREMARIJUANASTORE.COM

THEDELAWAREWEEDSHACK.COM

THEDELAWAREWEEDSHOP.COM

THEDELAWAREWEEDSTORE.COM

THEFLORIDACANNABISHUT.COM

THEFLORIDACANNABISSHACK.COM

THEFLORIDACANNABISSHOP.COM

THEFLORIDACANNABISSTORE.COM

THEFLORIDAHOUSEOFCANNABIS.COM

THEFLORIDAHOUSEOFWEED.COM

THEFLORIDAMARIJUANAHUT.COM

THEFLORIDAMARIJUANASTORE.COM

THEFLORIDAWEEDSHACK.COM

THEFLORIDAWEEDSHOP.COM

THEFLORIDAWEEDSTORE.COM

THEGEORGIACANNABISHUT.COM

THEGEORGIACANNABISSHACK.COM

THEGEORGIACANNABISSHOP.COM

THEGEORGIACANNABISSTORE.COM

THEGEORGIAHOUSEOFCANNABIS.COM

THEGEORGIAHOUSEOFWEED.COM

THEGEORGIAMARIJUANAHUT.COM

THEGEORGIAMARIJUANASTORE.COM

THEGEORGIAWEEDSHACK.COM

THEGEORGIAWEEDSHOP.COM

THEGEORGIAWEEDSTORE.COM

THEHAWAIICANNABISHUT.COM

THEHAWAIICANNABISSHACK.COM

THEHAWAIICANNABISSHOP.COM

THEHAWAIICANNABISSTORE.COM

THEHAWAIIHOUSEOFCANNABIS.COM

THEHAWAIIHOUSEOFWEED.COM

THEHAWAIIMARIJUANAHUT.COM

THEHAWAIIMARIJUANASTORE.COM

THEHAWAIIWEEDSHACK.COM

THEHAWAIIWEEDSHOP.COM

THEHAWAIIWEEDSTORE.COM

THEIDAHOCANNABISHUT.COM

THEIDAHOCANNABISSHACK.COM

THEIDAHOCANNABISSHOP.COM

THEIDAHOCANNABISSTORE.COM

THEIDAHOHOUSEOFCANNABIS.COM

THEIDAHOHOUSEOFWEED.COM

THEIDAHOMARIJUANAHUT.COM

THEIDAHOMARIJUANASTORE.COM

THEIDAHOWEEDSHACK.COM

THEIDAHOWEEDSHOP.COM

THEIDAHOWEEDSTORE.COM

THEILLINOISCANNABISHUT.COM

THEILLINOISCANNABISSHACK.COM

THEILLINOISCANNABISSHOP.COM

THEILLINOISCANNABISSTORE.COM

THEILLINOISHOUSEOFCANNABIS.COM

THEILLINOISHOUSEOFWEED.COM

THEILLINOISMARIJUANAHUT.COM

THEILLINOISMARIJUANASTORE.COM

THEILLINOISWEEDSHACK.COM

THEILLINOISWEEDSHOP.COM

THEILLINOISWEEDSTORE.COM

THEINDIANACANNABISHUT.COM

THEINDIANACANNABISSHACK.COM

THEINDIANACANNABISSHOP.COM

THEINDIANACANNABISSTORE.COM

THEINDIANAHOUSEOFCANNABIS.COM

THEINDIANAHOUSEOFWEED.COM

THEINDIANAMARIJUANAHUT.COM

THEINDIANAMARIJUANASTORE.COM

THEINDIANAWEEDSHACK.COM

THEINDIANAWEEDSHOP.COM

THEINDIANAWEEDSTORE.COM

THEINTERNATIONALCANNABISCONVENTION.COM

THEINTERNATIONALCANNACONVENTION.COM

THEINTERNATIONALMARIJUANACONVENTION.COM

THEIOWACANNABISHUT.COM

THEIOWACANNABISSHACK.COM

THEIOWACANNABISSHOP.COM

THEIOWACANNABISSTORE.COM

THEIOWAHOUSEOFCANNABIS.COM

THEIOWAHOUSEOFWEED.COM

THEIOWAMARIJUANAHUT.COM

THEIOWAMARIJUANASTORE.COM

THEIOWAWEEDSHACK.COM

THEIOWAWEEDSHOP.COM

THEIOWAWEEDSTORE.COM

THEKANSASCANNABISHUT.COM

THEKANSASCANNABISSHACK.COM

THEKANSASCANNABISSHOP.COM

THEKANSASCANNABISSTORE.COM

THEKANSASHOUSEOFCANNABIS.COM

THEKANSASHOUSEOFWEED.COM

THEKANSASMARIJUANAHUT.COM

THEKANSASMARIJUANASTORE.COM

THEKANSASWEEDSHACK.COM

THEKANSASWEEDSHOP.COM

THEKANSASWEEDSTORE.COM

THEKENTUCKYCANNABISHUT.COM

THEKENTUCKYCANNABISSHACK.COM

THEKENTUCKYCANNABISSHOP.COM

THEKENTUCKYCANNABISSTORE.COM

THEKENTUCKYHOUSEOFCANNABIS.COM

THEKENTUCKYHOUSEOFWEED.COM

THEKENTUCKYMARIJUANAHUT.COM

THEKENTUCKYMARIJUANASTORE.COM

THEKENTUCKYWEEDSHACK.COM

THEKENTUCKYWEEDSHOP.COM

THEKENTUCKYWEEDSTORE.COM

THELOUISIANACANNABISHUT.COM

THELOUISIANACANNABISSHACK.COM

THELOUISIANACANNABISSHOP.COM

THELOUISIANACANNABISSTORE.COM

THELOUISIANAHOUSEOFCANNABIS.COM

THELOUISIANAHOUSEOFWEED.COM

THELOUISIANAMARIJUANAHUT.COM

THELOUISIANAMARIJUANASTORE.COM

THELOUISIANAWEEDSHACK.COM

THELOUISIANAWEEDSHOP.COM

THELOUISIANAWEEDSTORE.COM

THEMAINECANNABISHUT.COM

THEMAINECANNABISSHACK.COM

THEMAINECANNABISSHOP.COM

THEMAINECANNABISSTORE.COM

THEMAINEHOUSEOFCANNABIS.COM

THEMAINEHOUSEOFWEED.COM

THEMAINEMARIJUANAHUT.COM

THEMAINEMARIJUANASTORE.COM

THEMAINEWEEDSHACK.COM

THEMAINEWEEDSHOP.COM

THEMAINEWEEDSTORE.COM

THEMALLOFMARIJUANA.COM

THEMARIJUANAADGROUP.COM

THEMARIJUANAADVERTISINGGROUP.COM

THEMARIJUANAAGENCY.COM

THEMARIJUANAASSOCIATION.COM

THEMARIJUANAAUTOMAT.COM

THEMARIJUANABAKERY.COM

THEMARIJUANABARANDGRILL.COM

THEMARIJUANABIBLE.COM

THEMARIJUANABISTRO.COM

THEMARIJUANABOOTH.COM

THEMARIJUANABUSINESSASSOCIATES.COM

THEMARIJUANABUSINESSCENTER.COM

THEMARIJUANABUSINESSDEPOT.COM

THEMARIJUANABUSINESSDIRECTORY.COM

THEMARIJUANABUSINESSGROUP.COM

THEMARIJUANABUSINESSGUILD.COM

THEMARIJUANABUSINESSLISTING.COM

THEMARIJUANABUSINESSLISTINGS.COM

THEMARIJUANABUSINESSPAGES.COM

THEMARIJUANACABARET.COM

THEMARIJUANACABRET.COM

THEMARIJUANACAFETERIA.COM

THEMARIJUANACANNABISGROUP.COM

THEMARIJUANACANTEEN.COM

THEMARIJUANACARD.COM

THEMARIJUANACASINO.COM

THEMARIJUANACOMPANIES.COM

THEMARIJUANADEPOT.COM

THEMARIJUANADICTIONARY.COM

THEMARIJUANADIGEST.COM

THEMARIJUANADIRECTORY.COM

THEMARIJUANADISCO.COM

THEMARIJUANADOMAINAGENCY.COM

THEMARIJUANADOMAINHIGHWAY.COM

THEMARIJUANADOMAINHOUSE.COM

THEMARIJUANADOMAINHUT.COM

THEMARIJUANADOMAINPLACE.COM

THEMARIJUANADOMAINSHACK.COM

THEMARIJUANADOMAINSTAND.COM

THEMARIJUANAHASHHOUSE.COM

THEMARIJUANAHIDEWAY.COM

THEMARIJUANAINDEX.COM

THEMARIJUANAJAZZBAR.COM

THEMARIJUANALOCATOR.COM

THEMARIJUANAPLACE.COM

THEMARIJUANAROADHOUSE.COM

THEMARIJUANASHACK.COM

THEMARIJUANASMOKERSCLUB.COM

THEMARIJUANASNACKBAR.COM

THEMARIJUANASNACKSHACK.COM

THEMARIJUANASPECIALISTS.COM

THEMARIJUANASTAND.COM

THEMARIJUANASTOP.COM

THEMARIJUANATIKIBAR.COM

THEMARIJUANAVILLAGE.COM

THEMARIJUANAWALMART.COM

THEMARKETFORCANNABIS.COM

THEMARKETFORMARIJUANA.COM

THEMARKETOFCANNABIS.COM

THEMARKETOFMARIJUANA.COM

THEMARTFORCANNABIS.COM

THEMARTFORMARIJUANA.COM

THEMARTOFCANNABIS.COM

THEMARTOFMARIJUANA.COM

THEMARYLANDCANNABISHUT.COM

THEMARYLANDCANNABISSHACK.COM

THEMARYLANDCANNABISSHOP.COM

THEMARYLANDCANNABISSTORE.COM

THEMARYLANDHOUSEOFCANNABIS.COM

THEMARYLANDHOUSEOFWEED.COM

THEMARYLANDMARIJUANAHUT.COM

THEMARYLANDMARIJUANASTORE.COM

THEMARYLANDWEEDSHACK.COM

THEMARYLANDWEEDSHOP.COM

THEMARYLANDWEEDSTORE.COM

THEMASSACHUSETTSCANNABISHUT.COM

THEMASSACHUSETTSCANNABISSHACK.COM

THEMASSACHUSETTSCANNABISSHOP.COM

THEMASSACHUSETTSCANNABISSTORE.COM

THEMASSACHUSETTSHOUSEOFCANNABIS.COM

THEMASSACHUSETTSHOUSEOFWEED.COM

THEMASSACHUSETTSMARIJUANAHUT.COM

THEMASSACHUSETTSMARIJUANASTORE.COM

THEMASSACHUSETTSWEEDSHACK.COM

THEMASSACHUSETTSWEEDSHOP.COM

THEMASSACHUSETTSWEEDSTORE.COM

THEMEDICALMARIJUANABISTRO.COM

THEMEDICALMARIJUANASMOKERSCLUB.COM

THEMICHIGANCANNABISHUT.COM

THEMICHIGANCANNABISSHACK.COM

THEMICHIGANCANNABISSHOP.COM

THEMICHIGANCANNABISSTORE.COM

THEMICHIGANHOUSEOFCANNABIS.COM

THEMICHIGANHOUSEOFWEED.COM

THEMICHIGANMARIJUANAHUT.COM

THEMICHIGANMARIJUANASTORE.COM

THEMICHIGANWEEDSHACK.COM

THEMICHIGANWEEDSHOP.COM

THEMICHIGANWEEDSTORE.COM

THEMINNESOTACANNABISHUT.COM

THEMINNESOTACANNABISSHACK.COM

THEMINNESOTACANNABISSHOP.COM

THEMINNESOTACANNABISSTORE.COM

THEMINNESOTAHOUSEOFCANNABIS.COM

THEMINNESOTAHOUSEOFWEED.COM

THEMINNESOTAMARIJUANAHUT.COM

THEMINNESOTAMARIJUANASTORE.COM

THEMINNESOTAWEEDSHACK.COM

THEMINNESOTAWEEDSHOP.COM

THEMINNESOTAWEEDSTORE.COM

THEMISSISSIPPICANNABISHUT.COM

THEMISSISSIPPICANNABISSHACK.COM

THEMISSISSIPPICANNABISSHOP.COM

THEMISSISSIPPICANNABISSTORE.COM

THEMISSISSIPPIHOUSEOFCANNABIS.COM

THEMISSISSIPPIHOUSEOFWEED.COM

THEMISSISSIPPIMARIJUANAHUT.COM

THEMISSISSIPPIMARIJUANASTORE.COM

THEMISSISSIPPIWEEDSHACK.COM

THEMISSISSIPPIWEEDSHOP.COM

THEMISSISSIPPIWEEDSTORE.COM

THEMISSOURICANNABISHUT.COM

THEMISSOURICANNABISSHACK.COM

THEMISSOURICANNABISSHOP.COM

THEMISSOURICANNABISSTORE.COM

THEMISSOURIHOUSEOFCANNABIS.COM

THEMISSOURIHOUSEOFWEED.COM

THEMISSOURIMARIJUANAHUT.COM

THEMISSOURIMARIJUANASTORE.COM

THEMISSOURIWEEDSHACK.COM

THEMISSOURIWEEDSHOP.COM

THEMISSOURIWEEDSTORE.COM

THEMONTANACANNABISHUT.COM

THEMONTANACANNABISSHACK.COM

THEMONTANACANNABISSHOP.COM

THEMONTANACANNABISSTORE.COM

THEMONTANAHOUSEOFCANNABIS.COM

THEMONTANAHOUSEOFWEED.COM

THEMONTANAMARIJUANAHUT.COM

THEMONTANAMARIJUANASTORE.COM

THEMONTANAWEEDSHACK.COM

THEMONTANAWEEDSHOP.COM

THEMONTANAWEEDSTORE.COM

THENATIONALCANNABISCONVENTION.COM

THENATIONALCANNACONVENTION.COM

THENATIONALMARIJUANACONVENTION.COM

THENEBRASKACANNABISHUT.COM

THENEBRASKACANNABISSHACK.COM

THENEBRASKACANNABISSHOP.COM

THENEBRASKACANNABISSTORE.COM

THENEBRASKAHOUSEOFCANNABIS.COM

THENEBRASKAHOUSEOFWEED.COM

THENEBRASKAMARIJUANAHUT.COM

THENEBRASKAMARIJUANASTORE.COM

THENEBRASKAWEEDSHACK.COM

THENEBRASKAWEEDSHOP.COM

THENEBRASKAWEEDSTORE.COM

THENEVADACANNABISHUT.COM

THENEVADACANNABISSHACK.COM

THENEVADACANNABISSHOP.COM

THENEVADACANNABISSTORE.COM

THENEVADAHOUSEOFCANNABIS.COM

THENEVADAHOUSEOFWEED.COM

THENEVADAMARIJUANAHUT.COM

THENEVADAMARIJUANASTORE.COM

THENEVADAWEEDSHACK.COM

THENEVADAWEEDSHOP.COM

THENEVADAWEEDSTORE.COM

THENEWHAMPSHIRECANNABISHUT.COM

THENEWHAMPSHIRECANNABISSHACK.COM

THENEWHAMPSHIRECANNABISSHOP.COM

THENEWHAMPSHIRECANNABISSTORE.COM

THENEWHAMPSHIREHOUSEOFCANNABIS.COM

THENEWHAMPSHIREHOUSEOFWEED.COM

THENEWHAMPSHIREMARIJUANAHUT.COM

THENEWHAMPSHIREMARIJUANASTORE.COM

THENEWHAMPSHIREWEEDSHACK.COM

THENEWHAMPSHIREWEEDSHOP.COM

THENEWHAMPSHIREWEEDSTORE.COM

THENEWJERSEYCANNABISHUT.COM

THENEWJERSEYCANNABISSHACK.COM

THENEWJERSEYCANNABISSHOP.COM

THENEWJERSEYCANNABISSTORE.COM

THENEWJERSEYHOUSEOFCANNABIS.COM

THENEWJERSEYHOUSEOFWEED.COM

THENEWJERSEYMARIJUANAHUT.COM

THENEWJERSEYMARIJUANASTORE.COM

THENEWJERSEYWEEDSHACK.COM

THENEWJERSEYWEEDSHOP.COM

THENEWJERSEYWEEDSTORE.COM

THENEWMEXICOCANNABISHUT.COM

THENEWMEXICOCANNABISSHACK.COM

THENEWMEXICOCANNABISSHOP.COM

THENEWMEXICOCANNABISSTORE.COM

THENEWMEXICOHOUSEOFCANNABIS.COM

THENEWMEXICOHOUSEOFWEED.COM

THENEWMEXICOMARIJUANAHUT.COM

THENEWMEXICOMARIJUANASTORE.COM

THENEWMEXICOWEEDSHACK.COM

THENEWMEXICOWEEDSHOP.COM

THENEWMEXICOWEEDSTORE.COM

THENEWYORKCANNABISHUT.COM

THENEWYORKCANNABISSHACK.COM

THENEWYORKCANNABISSHOP.COM

THENEWYORKCANNABISSTORE.COM

THENEWYORKHOUSEOFCANNABIS.COM

THENEWYORKHOUSEOFWEED.COM

THENEWYORKMARIJUANAHUT.COM

THENEWYORKMARIJUANASTORE.COM

THENEWYORKWEEDSHACK.COM

THENEWYORKWEEDSHOP.COM

THENEWYORKWEEDSTORE.COM

THENORTHCAROLINACANNABISHUT.COM

THENORTHCAROLINACANNABISSHACK.COM

THENORTHCAROLINACANNABISSHOP.COM

THENORTHCAROLINACANNABISSTORE.COM

THENORTHCAROLINAHOUSEOFCANNABIS.COM

THENORTHCAROLINAHOUSEOFWEED.COM

THENORTHCAROLINAMARIJUANAHUT.COM

THENORTHCAROLINAMARIJUANASTORE.COM

THENORTHCAROLINAWEEDSHACK.COM

THENORTHCAROLINAWEEDSHOP.COM

THENORTHCAROLINAWEEDSTORE.COM

THENORTHDAKOTACANNABISHUT.COM

THENORTHDAKOTACANNABISSHACK.COM

THENORTHDAKOTACANNABISSHOP.COM

THENORTHDAKOTACANNABISSTORE.COM

THENORTHDAKOTAHOUSEOFCANNABIS.COM

THENORTHDAKOTAHOUSEOFWEED.COM

THENORTHDAKOTAMARIJUANAHUT.COM

THENORTHDAKOTAMARIJUANASTORE.COM

THENORTHDAKOTAWEEDSHACK.COM

THENORTHDAKOTAWEEDSHOP.COM

THENORTHDAKOTAWEEDSTORE.COM

THEOHIOCANNABISHUT.COM

THEOHIOCANNABISSHACK.COM

THEOHIOCANNABISSHOP.COM

THEOHIOCANNABISSTORE.COM

THEOHIOHOUSEOFCANNABIS.COM

THEOHIOHOUSEOFWEED.COM

THEOHIOMARIJUANAHUT.COM

THEOHIOMARIJUANASTORE.COM

THEOHIOWEEDSHACK.COM

THEOHIOWEEDSHOP.COM

THEOHIOWEEDSTORE.COM

THEOKLAHOMACANNABISHUT.COM

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THEVIRGINIACANNABISHUT.COM

THEVIRGINIACANNABISSHACK.COM

THEVIRGINIACANNABISSHOP.COM

THEVIRGINIACANNABISSTORE.COM

THEVIRGINIAHOUSEOFCANNABIS.COM

THEVIRGINIAHOUSEOFWEED.COM

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THEWEEDSHOPVERMONT.COM

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THEWEEDSHOPWASHINGTON.COM

THEWEEDSHOPWESTVIRGINIA.COM

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THEWEEDSHOPWYOMING.COM

THEWESTVIRGINIACANNABISHUT.COM

THEWESTVIRGINIACANNABISSHACK.COM

THEWESTVIRGINIACANNABISSHOP.COM

THEWESTVIRGINIACANNABISSTORE.COM

THEWESTVIRGINIAHOUSEOFCANNABIS.COM

THEWESTVIRGINIAHOUSEOFWEED.COM

THEWESTVIRGINIAMARIJUANAHUT.COM

THEWESTVIRGINIAMARIJUANASTORE.COM

THEWESTVIRGINIAWEEDSHACK.COM

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THEWESTVIRGINIAWEEDSTORE.COM

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THEWISCONSINCANNABISSHOP.COM

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THEWISCONSINMARIJUANASTORE.COM

THEWISCONSINWEEDSHACK.COM

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TODAYSMARIJUANASPECIAL.COM

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ULTRAMANMARIJUANA.COM

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UNWINDWEED.COM

USACANNABISCONNECTION.COM

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USHEMPGROWERS.COM

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UTAHBESTCANNABIS.COM

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UTAHBESTPOT.COM

UTAHBESTWEED.COM

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UTAHCANNABISBAKERYDIRECTORY.COM

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UTAHCANNABISMARKET.COM

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UTAHCANNADISTRIBUTORS.COM

UTAHHEADSHOPSDIRECTORY.COM

UTAHHOUSEOFCANNABIS.COM

UTAHHOUSEOFWEED.COM

UTAHMARIJUANABAKERIES.COM

UTAHMARIJUANABAKERIESDIRECTORY.COM

UTAHMARIJUANABAKERY.COM

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UTAHMARIJUANABAKERYSTORES.COM

UTAHMARIJUANACLINIC.COM

UTAHMARIJUANACLINICS.COM

UTAHMARIJUANADEALERS.COM

UTAHMARIJUANADISPENSARIES.COM

UTAHMARIJUANADISTRIBUTORS.COM

UTAHMARIJUANADOCTORS.COM

UTAHMARIJUANAEDIBLES.COM

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UTAHMARIJUANAHUT.COM

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UTAHMARIJUANAPHYSICIANS.COM

UTAHMARIJUANASHACK.COM

UTAHMARIJUANASTOREDIRECTORY.COM

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UTAHMEDICALMARIJUANADOCTORS.COM

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UTAHSTATEMARIJUANAEDIBLES.COM

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VACATIONWEED.COM

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VCMARIJUANA.COM

VENDMARIJUANA.COM

VERMONTBESTCANNABIS.COM

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VERMONTCANNABISBAKERY.COM

VERMONTCANNABISBAKERYDIRECTORY.COM

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VERMONTCANNABISMARKET.COM

VERMONTCANNABISSTOREDIRECTORY.COM

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VERMONTHOUSEOFWEED.COM

VERMONTMARIJUANABAKERIES.COM

VERMONTMARIJUANABAKERIESDIRECTORY.COM

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VERMONTMARIJUANABAKERYSTORES.COM

VERMONTMARIJUANACLINICS.COM

VERMONTMARIJUANADEALERS.COM

VERMONTMARIJUANADISTRIBUTORS.COM

VERMONTMARIJUANAEDIBLES.COM

VERMONTMARIJUANAEDIBLESDIRECTORY.COM

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VERMONTMARIJUANASUPERMARKETS.COM

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VERMONTMEDICALMARIJUANASHOPS.COM

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VERMONTSTATEMARIJUANAEDIBLES.COM

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VIRGINIABESTCANNABIS.COM

VIRGINIABESTMARIJUANA.COM

VIRGINIABESTPOT.COM

VIRGINIABESTWEED.COM

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VIRGINIACANNABISBAKERIES.COM

VIRGINIACANNABISBAKERY.COM

VIRGINIACANNABISBAKERYDIRECTORY.COM

VIRGINIACANNABISEDIBLESDIRECTORY.COM

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VIRGINIACANNABISMARKET.COM

VIRGINIACANNABISSTOREDIRECTORY.COM

VIRGINIACANNABISSUPERMARKET.COM

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VIRGINIACANNADISTRIBUTORS.COM

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VIRGINIAHOUSEOFWEED.COM

VIRGINIAMARIJUANABAKERIES.COM

VIRGINIAMARIJUANABAKERIESDIRECTORY.COM

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VIRGINIAMARIJUANABAKERYDIRECTORY.COM

VIRGINIAMARIJUANABAKERYSTORES.COM

VIRGINIAMARIJUANACLINIC.COM

VIRGINIAMARIJUANACLINICS.COM

VIRGINIAMARIJUANADEALERS.COM

VIRGINIAMARIJUANADISPENSARIES.COM

VIRGINIAMARIJUANADISTRIBUTORS.COM

VIRGINIAMARIJUANAEDIBLES.COM

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VIRGINIAMARIJUANAGROWERS.COM

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VIRGINIAMARIJUANAMARKET.COM

VIRGINIAMARIJUANAPHYSICIANS.COM

VIRGINIAMARIJUANASHACK.COM

VIRGINIAMARIJUANASTOREDIRECTORY.COM

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VIRGINIAMARIJUANASUPERMARKETS.COM

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VIRGINIAMEDICALMARIJUANACLINICS.COM

VIRGINIAMEDICALMARIJUANADIRECTORY.COM

VIRGINIAMEDICALMARIJUANADISPENSARIESDIRECTORY.COM

VIRGINIAMEDICALMARIJUANADOCTORS.COM

VIRGINIAMEDICALMARIJUANAGROWERS.COM

VIRGINIAMEDICALMARIJUANAPHYSICIANS.COM

VIRGINIAMEDICALMARIJUANASHOPS.COM

VIRGINIASTATEMARIJUANADISPENSARY.COM

VIRGINIASTATEMARIJUANAEDIBLES.COM

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VIRGINIAWEEDSHACK.COM

VTMARIJUANAHUT.COM

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VTSTATEMARIJUANAEDIBLES.COM

VTSTATEMEDICALMARIJUANA.COM

WALMARTMARIJUANA.COM

WAMARIJUANAHUT.COM

WAMARIJUANASHACK.COM

WARRIORBLENDMARIJUANA.COM

WASHIGNTONMARIJUANAGRUB.COM

WASHINGTONBESTCANNABIS.COM

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WASHINGTONBESTPOT.COM

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WASHINGTONCANNABISMARKET.COM

WASHINGTONCANNABISSTOREDIRECTORY.COM

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WASHINGTONCANNADISTRIBUTORS.COM

WASHINGTONHEADSHOPSDIRECTORY.COM

WASHINGTONHOUSEOFCANNABIS.COM

WASHINGTONHOUSEOFWEED.COM

WASHINGTONMARIJUANABAKERIES.COM

WASHINGTONMARIJUANABAKERIESDIRECTORY.COM

WASHINGTONMARIJUANABAKERYDIRECTORY.COM

WASHINGTONMARIJUANABAKERYSTORES.COM

WASHINGTONMARIJUANACLINIC.COM

WASHINGTONMARIJUANACLINICS.COM

WASHINGTONMARIJUANADEALERS.COM

WASHINGTONMARIJUANADIRECTORY.COM

WASHINGTONMARIJUANAEDIBLES.COM

WASHINGTONMARIJUANAEDIBLESDIRECTORY.COM

WASHINGTONMARIJUANAFOODS.COM

WASHINGTONMARIJUANAGOODIES.COM

WASHINGTONMARIJUANAGOODYS.COM

WASHINGTONMARIJUANAGRUB.COM

WASHINGTONMARIJUANAHUT.COM

WASHINGTONMARIJUANAPHYSICIANS.COM

WASHINGTONMARIJUANAPHYSICIANSDIRECTORY.COM

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WASHINGTONMARIJUANASNACKS.COM

WASHINGTONMARIJUANASTOREDIRECTORY.COM

WASHINGTONMARIJUANASUPERMARKET.COM

WASHINGTONMARIJUANASUPERMARKETS.COM

WASHINGTONMARIJUANATREATS.COM

WASHINGTONMEDICALMARIJUANACLINICS.COM

WASHINGTONMEDICALMARIJUANACLUB.COM

WASHINGTONMEDICALMARIJUANADIRECTORY.COM

WASHINGTONMEDICALMARIJUANADISPENSARIESDIRECTORY.COM

WASHINGTONMEDICALMARIJUANAGROWERS.COM

WASHINGTONMEDICALMARIJUANAPHYSICIANS.COM

WASHINGTONMEDICALMARIJUANASHOPS.COM

WASHINGTONSTATEMARIJUANADISPENSARY.COM

WASHINGTONSTATEMARIJUANAEDIBLES.COM

WASHINGTONSTATEMARIJUANAPHYSICIANSDIRECTORY.COM

WASHINGTONWEEDSHACK.COM

WASJINGTONMARIJUANASNACKS.COM

WASTATEMARIJUANAEDIBLES.COM

WASTATEMEDICALMARIJUANA.COM

WEED-DOMAINS.COM

WEEDDOMAINSFORRENT.COM

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WEEDLICIOUS.COM

WEEDMAILANNOYMOUS.COM

WEEDOFTHEGODS.COM

WEEDSHACKALABAMA.COM

WEEDSHACKALASKA.COM

WEEDSHACKARIZONA.COM

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WEEDSHOPNEBRASKA.COM

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WEEDTESTINGALASKA.COM

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WESTVIRGINIAMARIJUANABAKERIESDIRECTORY.COM

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WESTVIRGINIAMARIJUANACLINIC.COM

WESTVIRGINIAMARIJUANACLINICS.COM

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WESTVIRGINIAMARIJUANADISPENSARIES.COM

WESTVIRGINIAMARIJUANADISTRIBUTORS.COM

WESTVIRGINIAMARIJUANADOCTORS.COM

WESTVIRGINIAMARIJUANAEDIBLES.COM

WESTVIRGINIAMARIJUANAEDIBLESDIRECTORY.COM

WESTVIRGINIAMARIJUANAGROWERS.COM

WESTVIRGINIAMARIJUANAHUT.COM

WESTVIRGINIAMARIJUANAMARKET.COM

WESTVIRGINIAMARIJUANAPHYSICIANS.COM

WESTVIRGINIAMARIJUANASHACK.COM

WESTVIRGINIAMARIJUANASTOREDIRECTORY.COM

WESTVIRGINIAMARIJUANASUPERMARKET.COM

WESTVIRGINIAMARIJUANASUPERMARKETS.COM

WESTVIRGINIAMEDICALMARIJUANACLINIC.COM

WESTVIRGINIAMEDICALMARIJUANACLINICS.COM

WESTVIRGINIAMEDICALMARIJUANADIRECTORY.COM

WESTVIRGINIAMEDICALMARIJUANADISPENSARIESDIRECTORY.COM

WESTVIRGINIAMEDICALMARIJUANADOCTORS.COM

WESTVIRGINIAMEDICALMARIJUANAGROWERS.COM

WESTVIRGINIAMEDICALMARIJUANAPHYSICIANS.COM

WESTVIRGINIAMEDICALMARIJUANASHOPS.COM

WESTVIRGINIASTATEMARIJUANADISPENSARY.COM

WESTVIRGINIASTATEMARIJUANAEDIBLES.COM

WESTVIRGINIASTATEMEDICALMARIJUANA.COM

WESTVIRGINIAWEEDSHACK.COM

WHITEHOUSECANNABIS.COM

WICKEDMARIJUANA.COM

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WINDDOWNWEED.COM

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WISCONSINBESTMARIJUANA.COM

WISCONSINBESTPOT.COM

WISCONSINBESTWEED.COM

WISCONSINCANABISEDIBLES.COM

WISCONSINCANNABISBAKERIES.COM

WISCONSINCANNABISBAKERY.COM

WISCONSINCANNABISBAKERYDIRECTORY.COM

WISCONSINCANNABISEDIBLESDIRECTORY.COM

WISCONSINCANNABISHUT.COM

WISCONSINCANNABISMARKET.COM

WISCONSINCANNABISSTOREDIRECTORY.COM

WISCONSINCANNABISSUPERMARKET.COM

WISCONSINCANNABISSUPERMARKETS.COM

WISCONSINCANNADISTRIBUTORS.COM

WISCONSINHEADSHOPSDIRECTORY.COM

WISCONSINHOUSEOFCANNABIS.COM

WISCONSINHOUSEOFWEED.COM

WISCONSINMARIJUANABAKERIES.COM

WISCONSINMARIJUANABAKERIESDIRECTORY.COM

WISCONSINMARIJUANABAKERY.COM

WISCONSINMARIJUANABAKERYDIRECTORY.COM

WISCONSINMARIJUANABAKERYSTORES.COM

WISCONSINMARIJUANACLINICS.COM

WISCONSINMARIJUANADEALERS.COM

WISCONSINMARIJUANADISPENSARIES.COM

WISCONSINMARIJUANADISTRIBUTORS.COM

WISCONSINMARIJUANADOCTORS.COM

WISCONSINMARIJUANAEDIBLES.COM

WISCONSINMARIJUANAEDIBLESDIRECTORY.COM

WISCONSINMARIJUANAGROWERS.COM

WISCONSINMARIJUANAHUT.COM

WISCONSINMARIJUANAMARKET.COM

WISCONSINMARIJUANAPHYSICIANS.COM

WISCONSINMARIJUANASHACK.COM

WISCONSINMARIJUANASTOREDIRECTORY.COM

WISCONSINMARIJUANASUPERMARKET.COM

WISCONSINMARIJUANASUPERMARKETS.COM

WISCONSINMEDICALMARIJUANACLINIC.COM

WISCONSINMEDICALMARIJUANACLINICS.COM

WISCONSINMEDICALMARIJUANADIRECTORY.COM

WISCONSINMEDICALMARIJUANADISPENSARIESDIRECTORY.COM

WISCONSINMEDICALMARIJUANADOCTORS.COM

WISCONSINMEDICALMARIJUANAGROWERS.COM

WISCONSINMEDICALMARIJUANAPHYSICIANS.COM

WISCONSINMEDICALMARIJUANASHOPS.COM

WISCONSINSTATEMARIJUANADISPENSARY.COM

WISCONSINSTATEMARIJUANAEDIBLES.COM

WISCONSINSTATEMEDICALMARIJUANA.COM

WISCONSINWEEDSHACK.COM

WORRYWEED.COM

WYOMINGBESTCANNABIS.COM

WYOMINGBESTMARIJUANA.COM

WYOMINGBESTPOT.COM

WYOMINGBESTWEED.COM

WYOMINGCANABISEDIBLES.COM

WYOMINGCANNABISBAKERIES.COM

WYOMINGCANNABISBAKERY.COM

WYOMINGCANNABISBAKERYDIRECTORY.COM

WYOMINGCANNABISEDIBLESDIRECTORY.COM

WYOMINGCANNABISHUT.COM

WYOMINGCANNABISMARKET.COM

WYOMINGCANNABISSTOREDIRECTORY.COM

WYOMINGCANNABISSUPERMARKET.COM

WYOMINGCANNABISSUPERMARKETS.COM

WYOMINGCANNADISTRIBUTORS.COM

WYOMINGHEADSHOPSDIRECTORY.COM

WYOMINGHOUSEOFCANNABIS.COM

WYOMINGHOUSEOFWEED.COM

WYOMINGMARIJUANABAKERIES.COM

WYOMINGMARIJUANABAKERIESDIRECTORY.COM

WYOMINGMARIJUANABAKERY.COM

WYOMINGMARIJUANABAKERYDIRECTORY.COM

WYOMINGMARIJUANABAKERYSTORES.COM

WYOMINGMARIJUANACLINIC.COM

WYOMINGMARIJUANACLINICS.COM

WYOMINGMARIJUANADEALERS.COM

WYOMINGMARIJUANADISPENSARIES.COM

WYOMINGMARIJUANADISTRIBUTORS.COM

WYOMINGMARIJUANADOCTORS.COM

WYOMINGMARIJUANAEDIBLES.COM

WYOMINGMARIJUANAEDIBLESDIRECTORY.COM

WYOMINGMARIJUANAGROWERS.COM

WYOMINGMARIJUANAHUT.COM

WYOMINGMARIJUANAMARKET.COM

WYOMINGMARIJUANAPHYSICIANS.COM

WYOMINGMARIJUANASHACK.COM

WYOMINGMARIJUANASTOREDIRECTORY.COM

WYOMINGMARIJUANASUPERMARKET.COM

WYOMINGMARIJUANASUPERMARKETS.COM

WYOMINGMEDICALMARIJUANACLINIC.COM

WYOMINGMEDICALMARIJUANACLINICS.COM

WYOMINGMEDICALMARIJUANADIRECTORY.COM

WYOMINGMEDICALMARIJUANADISPENSARIESDIRECTORY.COM

WYOMINGMEDICALMARIJUANADOCTORS.COM

WYOMINGMEDICALMARIJUANAGROWERS.COM

WYOMINGMEDICALMARIJUANAPHYSICIANS.COM

WYOMINGMEDICALMARIJUANASHOPS.COM

WYOMINGSTATEMARIJUANADISPENSARY.COM

WYOMINGSTATEMARIJUANAEDIBLES.COM

WYOMINGSTATEMEDICALMARIJUANA.COM

WYOMINGWEEDS

EXHIBIT B

BILL OF SALE

This Bill of Sale dated as of June ___, 2014, is made by Kae Park (“Seller”) and _______________________________________, Inc., a Nevada Corporation (“Purchaser”).  All capitalized words and terms used in this Bill of Sale and not defined herein shall have the respective meanings ascribed to them in the Asset Purchase and Sale Agreement dated the date hereof between Seller and Purchaser (the “Agreement”).

WHEREAS, pursuant to the Agreement, Seller has agreed to sell, transfer, convey, and assign to Purchaser the Purchased Assets, and Purchaser has agreed to purchase from the Seller the Purchased Assets;

NOW, THEREFORE for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller hereby agrees as follows:

1.

Seller hereby sells, transfers, conveys, and assigns to Purchaser all of the Purchased Assets, including without limitation, the Domains listed on Exhibit A to the Agreement.

2.

This sale, transfer, conveyance and assignment has been executed and delivered by Seller in accordance with the Agreement.

3.

Seller, by its execution of this Bill of Sale, and Purchaser, by its acceptance of this Bill of Sale, each hereby acknowledges and agrees that neither the representations and warranties nor the rights and remedies of any party under the Agreement shall be deemed to be enlarged, modified or altered in any way by this instrument.

IN WITNESS WHEREOF, Seller and Purchaser have caused this instrument to be duly executed as of and on the date first above written.

SELLER:

/s/ Kae Park

Kae Park, individually

ACCEPTED:

PURCHASER:

________________________________, INC.

a Nevada Corporation

By:

/s/ John Gorman

Name:

John Gorman

Title:

President